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PROXY STATEMENT TABLE OF CONTENTS
TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Comerica Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Comerica Incorporated

Proxy Statement and Notice of
2018 Annual Meeting of Shareholders

Comerica Incorporated

Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

March 13, 2018

Dear Shareholder,

It is our pleasure to invite you to attend the 2018 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, April 24, 2018 at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

This year, we are continuing to provide proxy materials to our shareholders primarily through the Internet. We are pleased to use this process, which allows our shareholders to receive proxy materials in an expedited manner, while significantly lowering the costs of our annual proxy campaign. On or about March 13, 2018, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement, our annual report and additional soliciting materials online. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail (with the exception of the proxy card, which will be separately mailed on or around March 23, 2018 to shareholders of record that have not yet voted) unless you specifically request them. The Notice of Internet Availability of Proxy Materials instructs you on how to electronically access and review all of the important information contained in this proxy statement and the annual report, and it provides you with information on voting. The proxy materials available online include our 2018 proxy statement, our 2017 annual report, which summarizes Comerica's major developments during 2017 and includes the 2017 consolidated financial statements, and additional soliciting materials.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

EXECUTIVE SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Time and Date	9:30 a.m., Central Time, April 24, 2018
Place	Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201
Record Date	February 23, 2018
Mailing Date	On or around March 13, 2018
Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Voting Matters

	Board Vote Recommendation	Page Reference
Election of directors	FOR EACH DIRECTOR NOMINEE	16
Ratification of Ernst & Young LLP as independent registered public accounting firm for 2018	FOR	36
Advisory approval of the Company's executive compensation	FOR	42
Approval of the Comerica Incorporated 2018 Long-Term Incentive Plan	FOR	104

Voting Your Shares

If you are a shareholder of record as of February 23, 2018, you will be able to vote in four ways: in person, by proxy card, by telephone, or by the Internet as follows:

  •
  BY TELEPHONE: 1-866-883-3382

  •
  VIA THE INTERNET: http://www.proxydocs.com/cma

  •
  BY MAIL: complete, sign, date and return your proxy card in the envelope provided

  •
  IN PERSON: attend our Annual Meeting on April 24, 2018 and vote by ballot

See "How can I vote?" on page 11 for more information on voting at the Annual Meeting.

1

2017 Financial and Operating Performance

Significant progress was made in 2017. We benefitted meaningfully from our relationship banking strategy as interest rates increased. In addition, credit metrics remain strong. We demonstrated the continued successful implementation of our action-oriented improvement plan, GEAR Up, which we launched in mid-2016 to drive efficiencies and revenue. Our focus remains on enhancing our profitability and shareholder value by delivering solid results and positioning Comerica well for the future. Some of our noteworthy accomplishments in 2017 included1:

  •
  Grew 2017 revenue 11%, to an all-time record. This included a 15% increase in net interest income, which benefitted from higher interest rates as we prudently managed loan and deposit pricing.

  •
  Grew average loans by over $670 million, or 1%, excluding cyclical declines of $696 million in Energy and $412 million in Mortgage Banker Finance loans.

  •
  Grew average noninterest-bearing deposits by $1.3 billion, or 4%, to a record level.

  •
  Drove a 5% increase in noninterest income, with a large increase in card fees, as well as growth in several other categories with successful execution of GEAR Up.

  •
  Reduced expenses by 4% as we delivered GEAR Up initiative savings.

  •
  Improved our efficiency ratio to 58.6% by combining revenue growth with tight expense control.

  •
  Strong credit quality continued with 19 basis points of net charge-offs, which is well below our historical norm.

  •
  Achieved an 84% increase in pre-tax income and a 54% increase in earnings per share over 2016.

  •
  Increased buybacks under the equity repurchase program by 75% and raised our quarterly dividend in April and July. Through the buyback and dividends, we returned $724 million to our shareholders, a 58% increase over 2016.

  •
  Stock price increased 27%, the best performance of all peers, and it outperformed the KBW and S&P 500 indices for the second consecutive year.

  •
  Granted approximately 4,500 non-officer colleagues a one-time bonus of $1,000 and raised our minimum wage to $15 per hour, which positively impacts over 700 employees.

  •
  Made significant progress on our 2020 Environmental Sustainability Goals to reduce emissions, water consumption, waste generation and paper, including the achievement of our 2020 greenhouse gas reduction goal ahead of schedule, with a reduction of 22.4 percent relative to our 20 percent target.

  •
  Total shareholder return ("TSR"), which includes price appreciation and dividends paid, for the one-, three- and five-year period was 29%, 95% and 212%, respectively.

Balances as of December 31, 2017, as compared to December 31, 2016. Activity and performance for the year ended December 31, 2017, as compared to the year ended December 31, 2016.

2017 Relative Performance Snapshot

2015-2017 Performance Snapshot1

[1] Source: SNL Financial

For purposes of these charts, peer average is the average of the relevant metric for Comerica's peer group. The peer group is listed in the "Peer Group and Benchmarking" section of this proxy statement on page 56.

2017 Compensation Highlights

We use our executive compensation programs to align the interests of executive officers with the interests of our shareholders. Our programs are designed to attract, retain, and motivate leadership to sustain our competitive advantage in the financial sector, and to provide a framework that encourages strong financial results and positive shareholder returns over the long-term.

Our executive compensation programs are developed through a robust review process between management and the Board of Directors. For 2017, key decisions related to executive compensation included:

  *
  Reviewed compensation plans to ensure market competitiveness and alignment of performance measures with corporate goals. The compensation programs for 2017 were consistent with 2016 and included:

    o
    A three-year performance share program where payouts are contingent on the achievement of specific prospective financial goals and include a negative modifier in the case of bottom quartile relative TSR performance;

    o
    A short-term cash incentive program that measures absolute performance as opposed to relative peer performance;

    o
    A long-term cash incentive program based on performance relative to peers, with no payout in the bottom quartile; and

    o
    A forfeiture provision applicable to all equity awards that allows for the cancellation of unvested equity awards in the event a participant engages in conduct that results in or is likely to result in a material adverse impact (financial or reputational) to Comerica.

  *
  Made changes to the retirement programs to provide valuable retirement benefits in a cost-effective, sustainable manner while remaining competitive with the market.

  *
  Redesigned compensation programs for 2018 to better align them with short and long-term goals, and shareholder and regulatory feedback, while maintaining a strong pay for performance linkage.

Governance Highlights

Our management team and the Board are focused on serving the long-term interests of Comerica's shareholders. The Board's primary responsibility is the oversight of the Company's management team, and the Board has a number of measures in place to continually enhance Board composition, efficiency and effectiveness.

As such, the Board is committed to good corporate governance, demonstrated through the following:

    •
    Annual election of directors

    •
    Majority voting for directors

    •
    Annual self-evaluation by the Board and its committees

    •
    Regular assessment of Board composition and potential enhancements, resulting in two new independent directors in 2016, one of whom was designated as the Board's risk expert, and one new independent director in 2017

    •
    Regularly scheduled executive sessions of non-management directors

    •
    Ten out of eleven directors are independent

    •
    Independent Audit Committee, Enterprise Risk Committee, Governance, Compensation and Nominating Committee and Qualified Legal Compliance Committee

    •
    Engagement in the review and adherence to long-term corporate strategy, both on an annual basis at a dedicated session and as part of executing its regular Board responsibilities

    •
    Focus on sustainability with our 2020 Environmental Sustainability Goals that will help us to further reduce waste, water use, paper consumption, and energy and emissions; more information is available in our 2016 Corporate Responsibility Report available at www.comerica.com/sustainability

Role of the Independent Facilitating Director

Every year, the independent directors elect a Facilitating Director to lead executive sessions of the Board. The Board believes that such executive sessions, in which the non-management directors meet without management, are important to the effectiveness of the Board's oversight of the Company and its management team.

The duties of the Facilitating Director include, but are not limited to, the following:

    •
    Presiding at all other meetings of the Board at which the Chairman is not present;

    •
    Serving as liaison between the Chairman and the independent directors;

    •
    Approving information sent to the Board;

    •
    Approving meeting agendas for the Board;

    •
    Approving meeting schedules for the Board to assure that there is sufficient time for discussion of all agenda items;

    •
    Having the authority to call meetings of the independent directors; and

    •
    If requested by major shareholders, ensuring that he or she is available for consultation and direct communication.

The role of the Facilitating Director serves as a bridge between management and the independent Board members.

Board Nominees

The following table provides summary information about each director nominee. Each director nominee will be elected for a one-year term. Directors are elected by a majority of votes cast.

		Director			Committee Memberships				Other Public

Name	Age	since	Occupation	Independent	AC	GCNC	ERC	QLCC	Company Boards

Ralph W. Babb, Jr.	69	2001	Chairman & CEO, Comerica Incorporated and Comerica Bank						Texas Instruments Inc.

Michael E. Collins	66	2016	Chair and Senior Counselor, Blake Collins Group; Former Consultant, Federal Reserve Bank of Cleveland; and Former Executive Vice President, Federal Reserve Bank of Philadelphia	X	X		X	X

Roger A. Cregg	61	2006	President & CEO, AV Homes, Inc.	X	F	X		X	AV Homes, Inc.

T. Kevin DeNicola	63	2006	Former CFO, KIOR, Inc.	X	C, F		X	C

Jacqueline P. Kane	65	2008	Retired; Former EVP, Human Resources and Corporate Affairs, The Clorox Company	X		X

Richard G. Lindner	63	2008	Retired; Former SEVP & CFO, AT&T, Inc.	IFD		C	X

Barbara R. Smith	58	2017	Chairman, President & CEO, Commercial Metals Company	X		X			Commercial Metals Company

Robert S. Taubman	64	2000	Chairman, President & CEO, Taubman Centers, Inc. and The Taubman Company	X			X		Taubman Centers, Inc.

Reginald M. Turner, Jr.	58	2005	Attorney, Clark Hill PLC	X	X		C	X	Masco Corporation

Nina G. Vaca	46	2008	Chairman & CEO, Pinnacle Technical Resources, Inc. and Vaca Industries Inc.	X	X		X	X	Cinemark Holdings, Inc., Kohl's Corporation

Michael G. Van de Ven	56	2016	COO, Southwest Airlines Company	X		X

AC — Audit Committee; C — Chair; ERC — Enterprise Risk Committee; F — Financial expert; GCNC — Governance, Compensation and Nominating Committee; IFD — Independent Facilitating Director; QLCC — Qualified Legal Compliance Committee

Director Qualifications and Experience

Upon thorough review, the Board is nominating the following candidates: Ralph W. Babb, Jr., Michael E. Collins, Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Barbara R. Smith, Robert S. Taubman, Reginald M. Turner, Jr., Nina G. Vaca and Michael G. Van de Ven.

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors.

The following table highlights a number of our directors' specific skills, experiences and areas of knowledge that allow the Board to effectively serve and represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. In addition, directors gain substantial experience through Comerica Board tenure, which involves significant exposure to the complex regulations and changing landscape of the financial services industry.

Attendance

All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

COMERICA INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 24, 2018

Date:	April 24, 2018
Time:	9:30 a.m., Central Time
Place:	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders for the following purposes:

  1.
  To elect eleven directors nominated by the Board of Directors for one-year terms expiring in 2019 or upon the election and qualification of their successors;

  2.
  To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018;

  3.
  To approve a non-binding, advisory proposal approving executive compensation;

  4.
  To vote on the approval of the Comerica Incorporated 2018 Long-Term Incentive Plan; and

  5.
  To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 23, 2018 (the "Record Date"). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of the proxy statement and annual report. Shareholders of record have been mailed a Notice of Internet Availability of Proxy Materials on or around March 13, 2018, which provides them with instructions on how to vote and how to electronically access the proxy materials on the Internet. It also provides them with instructions on how to request paper copies of these materials, should they so desire. In addition, on or around March 23, 2018, Comerica will mail a proxy card to its shareholders of record that have not yet voted, along with a second copy of the Notice of Internet Availability of Proxy Materials. Shareholders of record who previously enrolled in a program to receive electronic versions of the proxy materials will receive an email notice with details on how to access those materials and how to vote.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting,

during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

See the "Admission to the Annual Meeting" section of the proxy statement for information about attending the Annual Meeting in person.

See the "Questions and Answers" section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote through the Internet, by telephone or, once you receive a printed proxy card in the mail, by completing, dating, signing and returning the proxy card so that your shares may be represented at the Annual Meeting. "Street name" holders must vote their shares in the manner prescribed by their brokerage firm, bank or other nominee. You will find instructions for voting in the "Questions and Answers" section of the proxy statement.

By Order of the Board of Directors,

John D. Buchanan Executive Vice President — Chief Legal Officer, and Corporate Secretary

March 13, 2018

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

2018 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. The Board of Directors of Comerica Incorporated ("Comerica," the "Company" or "we") is soliciting this proxy. All references in this proxy statement to "you" will mean you, the shareholder, and to "yours" will mean the shareholder's or shareholders', as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission ("SEC") requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement was first made available to shareholders on or about March 13, 2018.

Why am I receiving my proxy materials electronically instead of receiving paper copies through the mail?

Under rules adopted by the SEC, we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of the proxy statement and annual report. In addition to reducing the amount of paper used in producing these materials, this method lowers the costs associated with mailing the proxy materials to shareholders.

On or about March 13, 2018, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report online. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail (with the exception of the proxy card, which will be separately mailed on or around March 23, 2018 to shareholders of record that have not yet voted). The Notice of Internet Availability of Proxy Materials instructs you on how to electronically access and review all of the important information contained in this proxy statement and the annual report, and it provides you with information on voting.

If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a paper copy of our proxy materials, follow the instructions contained in the Notice of Internet Availability of Proxy Materials about how you may request to receive your materials in printed form on a one-time or ongoing basis.

Who can vote?

Only record holders of Comerica common stock, par value $5.00 per share ("Comerica Common Stock") at the close of business on February 23, 2018, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote, for each share of Comerica Common Stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See "How can I vote?" below.

How can I vote?

If you are a shareholder of record as of the Record Date (as opposed to a street name holder), you will be able to vote in four ways: in person, by proxy card, by telephone, or by the Internet. On or about March 13, 2018, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials and how to submit their proxy via the Internet. In addition, on or about March 23, 2018, we will mail a printed version of the proxy card, along with a second copy of the Notice of Internet Availability of Proxy Materials, to such shareholders of record, if they have not yet voted. Generally, shareholders of record will need information on the Notice of Internet Availability of Proxy Materials or the proxy card to vote. If you previously enrolled in a program to receive electronic versions of Comerica's annual report and proxy statement instead of receiving printed versions, you will receive an email notice that will provide you with the information you will need to access the proxy materials and vote.

To vote in person, you will need to attend the Annual Meeting to cast your vote. To vote by proxy card, complete, sign, date and return the proxy card in the return envelope provided with your proxy card. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

  TO VOTE BY TELEPHONE: 1-866-883-3382

    •
    Use any touch-tone telephone to vote your proxy.

    •
    Have your proxy card or Notice of Internet Availability of Proxy Materials and the last four digits of your Social Security Number or Tax Identification Number available when you call.

    •
    Follow the simple instructions the system provides you.

    •
    You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 23, 2018. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2018.

(OR)

  TO VOTE BY THE INTERNET:             http://www.proxydocs.com/cma

    •
    Use the Internet to vote your proxy.

    •
    Have your proxy card or Notice of Internet Availability of Proxy Materials and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

    •
    Follow the simple instructions to obtain your records and create an electronic ballot.

    •
    You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 23, 2018. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2018.

If you submit a proxy to Comerica before the Annual Meeting, whether by proxy card, by telephone or by Internet, the persons named as proxies will vote your shares as you direct. If no instructions are specified, the proxy will be voted for the eleven directors nominated by the Board of Directors; for the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018; for the non-binding, advisory proposal to approve executive compensation; and to vote for the approval of the Comerica Incorporated 2018 Long-Term Incentive Plan. No other matters are currently scheduled to be acted upon at the Annual Meeting.

You may revoke a proxy at any time before the proxy is exercised by:

  (1)
  delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

  (2)
  submitting another properly completed proxy card that is later dated;

  (3)
  voting by telephone at a subsequent time;

  (4)
  voting by the Internet at a subsequent time; or

  (5)
  voting in person at the Annual Meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 172,644,963 shares of Comerica Common Stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, 86,322,482 shares, present or represented by proxy at the meeting, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for director receiving a majority of the votes cast (i.e., the number of shares voted "for" a director nominee exceeds the number of votes cast "against" that nominee) will be elected as directors. Votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting "abstain" have no effect on the election of directors. If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting. If a director does not receive the vote of the majority of the votes cast and no successor has been elected at such meeting, the director will promptly tender his or her resignation to the Board. After taking into account a recommendation by the Governance, Compensation and Nominating Committee and excluding the nominee in question, the Board of Directors will decide and publicly disclose its determination about whether to accept the resignation within 90 days of the certification of the voting results.

Other Proposals:    If a quorum exists, the proposals: (i) to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm, (ii) to approve a non-binding, advisory proposal to approve executive compensation and (iii) to approve the Comerica Incorporated 2018 Long-Term Incentive Plan must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the applicable proposal. For the non-binding, advisory proposal to approve executive compensation and the proposal to approve the 2018 Long-Term Incentive Plan, broker non-votes will not be counted as eligible to vote on the applicable proposal and, therefore, will have no effect on the outcome of the voting on that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs.

An independent third party, Equiniti Trust Company, will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Innisfree M&A Incorporated, a proxy solicitation firm, at a cost of $15,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica Common Stock.

When are shareholder proposals for the 2019 Annual Meeting due?

To be considered for inclusion in next year's proxy statement, shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by November 13, 2018.

Comerica's bylaws also establish an advance notice procedure with regard to shareholder proposals that are not submitted for inclusion in the proxy statement, but that a shareholder instead wishes to present directly at an Annual Meeting of Comerica's shareholders. For the 2019 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 24, 2019 and no earlier than the close of business on December 25, 2018. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 24, 2019), Comerica's Corporate Secretary must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

Comerica's bylaws contain additional requirements for shareholder proposals. A copy of Comerica's bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2019 Annual Meeting?

All shareholder nominations of persons for election as directors at the 2019 Annual Meeting of Shareholders must comply with applicable laws and regulations, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica's Corporate Secretary if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2019 Annual Meeting of Shareholders, written notice must be received by Comerica's Corporate Secretary no later than the close of business on January 24, 2019 and no earlier than the close of business on December 25, 2018.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date that is the one-year anniversary of this year's Annual Meeting date (i.e., April 24, 2019), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica's Corporate Secretary must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica's Corporate Secretary receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica's bylaws specifying the advance notice and additional requirements for shareholder nominations by making a written request to the Corporate Secretary.

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica's website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

A copy of Comerica's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 24, 2018.

The proxy statement, annual report to security holders and additional soliciting materials are available at www.proxydocs.com/cma.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote "FOR"
the candidates for director.

Election of Directors.    Comerica's Board of Directors currently has eleven members, and directors are elected annually for terms of one year. Based on the recommendation of the Governance, Compensation and Nominating Committee, the Board has nominated all of Comerica's current directors to serve another term or until their successors are elected and qualified.

The Board has chosen to nominate Comerica's current directors based on their unique expertise, experiences, perspectives and leadership skills.

Our nominees include individuals who:

    •
    Are experienced in leading complex, highly regulated companies (including banks and other financial services entities)
    •
    Have served in a variety of leadership roles on boards and management teams of U.S. public companies
    •
    Have significant regulatory and risk management experience
    •
    Have extensive experience in the geographic areas in which we operate
    •
    Understand Comerica's business and unique position in the banking industry

The current directors are the only nominees, and each of them has been previously elected by the shareholders except for Ms. Smith, who was appointed to the Board in the second half of 2017. Ms. Smith was initially recommended by a third-party search firm retained by the Governance, Compensation and Nominating Committee, as described in the "Board and Committee Governance" section below. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica, if elected. Proxies cannot be voted for a greater number of people than the number of nominees named.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Governance, Compensation and Nominating Committee, and it is intended that such shares represented by proxy, if given and unless otherwise specified therein, will be voted FOR the remaining nominees and substitute nominee or nominees so designated. If any such substitute nominees are so designated, Comerica would expect to provide supplemental proxy materials that, as applicable, identify the substitute nominees, disclose that such nominees have consented to being named in Comerica's proxy materials and to serve if elected, and include biographical and other information about such nominees to the extent required by the rules of the SEC. If the Governance, Compensation and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

Further information regarding the Board and the nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR CANDIDATES LISTED BELOW.

INFORMATION ABOUT NOMINEES

The following section provides information as of March 13, 2018 about each nominee for election as a director.

The information provided includes the age of each nominee or incumbent director; the nominee's or incumbent director's principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica, as well as other professional experience; other public company or registered investment company directorships during the past five years; and the year in which the nominee or incumbent director became a director of Comerica.

Ralph W. Babb, Jr.	Director since 2001(1)
Mr. Babb, 69, has been Chief Executive Officer (since January 2002), Chairman (since October 2002), President (January 2002 to April 2015), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank. Before joining Comerica, Mr. Babb served as the vice chairman for Mercantile Bancorporation Inc. after years of service with Peat Marwick Mitchell & Co. (an accounting firm). Additionally, Mr. Babb has been a director of Texas Instruments Inc. since March 2010. He served as a member of the Federal Reserve Board Advisory Council from September 2013 to December 2017.

Mr. Babb brings to the Board:

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In-depth knowledge of Comerica's business resulting from his years of service

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Extensive industry experience as a result of several decades in the banking industry and his professional involvement with the Federal Reserve Board

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Leadership experience as the Company's Chairman and Chief Executive Officer and former President and Chief Financial Officer, including:

o

Successful execution of our enterprise-wide GEAR Up initiative, resulting in $30 million in revenue benefits and $150 million in expense savings through 2017 and which is designed to further enhance our income, profitability and shareholder value in 2018 and beyond.

o

An overall enhancement of Comerica's risk governance structure, with a focus on mitigating risk across the Company, including credit, market, liquidity, operational, compliance and cybersecurity.

Michael E. Collins	Director since 2016
Mr. Collins, 66, has served as the Chair and Senior Counselor of Blake Collins Group, a public relations and communications firm, since July 2013. He was an advisor to The Bancorp, Inc., a financial services institution, from July 2013 to November 2016. He also served as a consultant to the Federal Reserve Bank of Cleveland, a bank regulator, from November 2014 to March 2015 and as Executive Vice President and Lending Officer of the Federal Reserve Bank of Philadelphia, a bank regulator, from June 2009 to June 2011, where he worked in various capacities beginning in 1974. He was the President and Chief Executive Officer of TD Bank USA, a financial services institution, from March 2013 to July 2013 and Executive Vice President of TD Bank Group, a group of affiliated financial services entities, where he managed audit, legal, compliance, anti-money laundering, regulatory, loan review and government affairs functions from November 2011 to July 2013. He also was Executive Vice President of TD Bank Group and Strategic Advisor to TD Bank USA from September 2011 to October 2011. He was a director of Higher One Holdings, Inc. from April 2015 to August 2016.

As a former banking and finance executive with nearly 40 years of regulatory experience, including service with the Federal Reserve Banks of Cleveland and Philadelphia, Mr. Collins brings to the Board a number of key skills, including a strong background in risk management and relevant business management experience, as well as a deep understanding of the financial services industry, including bank regulation. His experience in identifying, assessing, and managing risk exposures of large, complex financial firms allows Mr. Collins to provide invaluable insight to Comerica.
Roger A. Cregg	Director since 2006
Mr. Cregg, 61, has been President, Chief Executive Officer and a director of AV Homes, Inc., a developer and homebuilder in Florida, Arizona and North Carolina, since December 2012. From August 2011 through November 2012, he served as Senior Vice President of Finance and Chief Financial Officer of The ServiceMaster Company, a residential and commercial service company. He served as Executive Vice President of PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), a national homebuilding company, from May 2003 to May 2011 and Chief Financial Officer of PulteGroup, Inc. from January 1998 to May 2011. He served as Senior Vice President of PulteGroup, Inc. from January 1998 to May 2003. He was a director of the Federal Reserve Bank of Chicago, Detroit Branch, from January 2004 to December 2009 and served as Chair from January to December 2006.

As the current Chief Executive Officer of a public company and the former Chief Financial Officer of public companies, Mr. Cregg has demonstrated leadership capability and extensive knowledge of complex financial and operational issues.

T. Kevin DeNicola	Director since 2006
Mr. DeNicola, 63, served as Chief Financial Officer of KIOR, Inc., a biofuels company, from November 2009 to January 2011. He was Senior Vice President and Chief Financial Officer of KBR, Inc., a global engineering, construction and services company, from June 2008 until October 2009. From June 2002 to January 2008, he was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millennium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. In January 2009, Lyondell Chemical Company and certain of its subsidiaries, including Equistar Chemicals, LP and Millennium Chemicals Inc., filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Lyondell emerged from bankruptcy in April 2010. He was also a director of Axiall Corporation (formerly Georgia Gulf Corporation) from September 2009 to August 2016.

Mr. DeNicola is an experienced financial leader with the skills necessary to lead our Audit Committee. His service as Chief Financial Officer of public companies makes him a valuable asset, both on our Board of Directors and as the Chairman of our Audit Committee. Mr. DeNicola's positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. He is also a licensed CPA. The depth and breadth of his exposure to complex financial issues make him a skilled advisor.
Jacqueline P. Kane	Director since 2008
Ms. Kane, 65, is retired. She served as Executive Vice President, Human Resources and Corporate Affairs, from February 2015 to January 2016, Senior Vice President, Human Resources and Corporate Affairs, from December 2004 to February 2015, Senior Vice President, Human Resources from June 2004 to December 2004, and Vice President, Human Resources from March 2004 to May 2004 for The Clorox Company, a manufacturer and marketer of consumer products. From March 2003 to January 2004, she was Vice President, Human Resources and Executive Leadership for The Hewlett-Packard Company, a technology company. Prior to her role at The Hewlett-Packard Company, Ms. Kane spent 22 years in human resources in the financial services industry.

As a former senior executive with experience in human resources, including compensation matters, as well as experience in several of our key geographic markets, Ms. Kane has a unique and insightful perspective to offer the Board. As a member of our Governance, Compensation and Nominating Committee, she is able to use her experience and perspectives to offer best practices advice.

Richard G. Lindner	Director since 2008
Mr. Lindner, 63, is retired. He served as Senior Executive Vice President and Chief Financial Officer of AT&T, Inc. (formerly SBC Communications, Inc.), a telecommunications company, from May 2004 to June 2011. From October 2000 to May 2004, he was the Chief Financial Officer of Cingular Wireless LLC (now AT&T Mobility LLC), a wireless telecommunications company. From October 2002 to March 2007, he served as a director of Sabre Holdings.

As the former Chief Financial Officer of AT&T, Inc., Mr. Lindner has demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations. In addition, Mr. Lindner is able to draw upon, among other things, his knowledge of several of our key geographic markets that he has gained through experience in the telecommunications industry.
Barbara R. Smith	Director since 2017
Ms. Smith, 58, has been President, Chief Executive Officer and a director of Commercial Metals Company, a manufacturer, recycler and marketer of steel and metal products, since September 2017, and Chairman since January 2018. She joined Commercial Metals Company as Senior Vice President and Chief Financial Officer in 2011 and served in that capacity until she was promoted to Chief Operating Officer in 2016 and President and Chief Operating Officer in January 2017. Previously, she served as Vice President and Chief Financial Officer of Gerdau Ameristeel from 2007–2011 and as Treasurer from 2006-2007. She also served as Senior Vice President and Chief Financial Officer of FARO Technologies, Inc. from February 2005 to July 2006. During the more than 20 prior years, Ms. Smith held positions of increasing financial leadership with Alcoa Inc. She was a director of Minerals Technologies Inc. from 2011 to July 2017, where she served as Chair of the Audit Committee and a member of the Compensation Committee.

Ms. Smith brings to the Board a number of key skills, including relevant business leadership and management experience, expertise in geographic markets in which Comerica has a presence, particularly our headquarters market, and significant financial expertise garnered through the chief financial officer and treasury roles she held during her professional career.

Robert S. Taubman	Director since 2000(2)
Mr. Taubman, 64, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He was a director of Sotheby's Holdings, Inc. from 2000 until his retirement in May 2016, and has served as a director of Taubman Centers, Inc. since 1992.

As an executive involved in real estate development and operations, Mr. Taubman has demonstrated leadership capability and brings key experience in the real estate sector. He also brings insight through experience in many of Comerica's geographic markets.
Reginald M. Turner, Jr.	Director since 2005
Mr. Turner, 58, has been an attorney with Clark Hill PLC, a law firm, since April 2000 and has served on the firm's Executive Committee since January 2016. He has been a director of Masco Corporation since March 1, 2015. Mr. Turner is active in public service and with civic and charitable organizations, serving in leadership positions with the Detroit Public Safety Foundation, the Detroit Institute of Arts, the Community Foundation for Southeast Michigan and the Hudson-Webber Foundation.

As a lawyer, Mr. Turner has a unique legal and risk management perspective to offer the Board. He also has extensive involvement and experience in community affairs.
Nina G. Vaca(3)	Director since 2008
Ms. Vaca, 46, has been Chairman and Chief Executive Officer of Pinnacle Technical Resources, Inc., a staffing, vendor management and information technology services firm, since October 1996. She also has been Chairman and Chief Executive Officer of Vaca Industries Inc., a privately-held management company, since April 1999. She has been a director of Kohl's Corporation since March 2010 and a director of Cinemark Holdings, Inc. since November 2014. In 2014, the Obama Administration appointed Ms. Vaca as a Presidential Ambassador for Global Entrepreneurship. Ms. Vaca is also Chairman Emeritus of the United States Hispanic Chamber of Commerce, and serves as Chairman of the United States Hispanic Chamber of Commerce Foundation.

As a chief executive officer with experience in staffing, vendor management and information technology, as well as successful entrepreneurial endeavors, Ms. Vaca offers a unique and insightful perspective to the Board.

Michael G. Van de Ven	Director since 2016
Mr. Van de Ven, 56, has been Chief Operating Officer of Southwest Airlines Co., a passenger airline, since May 2008. Previously, he served as Executive Vice President from May 2008 to January 2017, Chief of Operations from September 2006 to May 2008, Executive Vice President Aircraft Operations from November 2005 through August 2006, and Senior Vice President Planning from August 2004 to November 2005. He joined Southwest in 1993 and held various positions and responsibilities for the airline including financial planning and analysis, fleet planning, aircraft operations and schedule planning. He also served as senior audit manager for Ernst & Young LLP for 9 years ending in 1993 and is a licensed CPA.

Mr. Van de Ven brings to the Board a number of key skills, including relevant business management experience, a strong background in risk management, expertise in geographic markets in which Comerica has a presence, particularly our headquarters market, and a deep understanding of financial planning and accounting, among others.

Footnotes:

(1)
Mr. Babb became a director of Comerica Bank in 2000.

(2)
Mr. Taubman became a director of Manufacturer's Bank, N.A. or its predecessors in 1987. He became a director of Comerica Bank in 1992 when it merged with Manufacturer's Bank, N.A. He resigned as a director of Comerica Bank in 2000, when he became a director of Comerica.

(3)
Professional name of Ximena G. Humrichouse.

BOARD AND COMMITTEE GOVERNANCE

Annual Elections.    Comerica's directors are elected each year by the shareholders at the Annual Meeting, to hold office until the next Annual Meeting and until their successors are elected and qualified.

Majority Voting Standard.    In an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive the vote of the majority of the votes cast with respect to that director. If a director does not receive the vote of the majority of the votes cast and no successor has been elected at such meeting, the director will promptly tender his or her resignation to the Board.

Annual Self-Evaluation.    The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The Governance, Compensation and Nominating Committee reviews the self-evaluation process. A report is made to the Board on the assessment of the performance of the Board and its committees.

Overboarding Limit.    To ensure that our directors have sufficient time to devote to Comerica and its shareholders, our directors may not serve on more than three public company boards in addition to the Comerica Board, and members of Comerica's Audit Committee may not serve on more than two other public company audit committees.

Nominee Selection Process.    In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional/regulatory or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties. Considerations of diversity can include seeking nominees with a broad diversity of experience, professions, skills, geographic representation and/or backgrounds. The Governance, Compensation and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a

"Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Governance, Compensation and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Governance, Compensation and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica's bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Governance, Compensation and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica's bylaws ensures that the Governance, Compensation and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

The Governance, Compensation and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

As a result of the process described above, the Governance, Compensation and Nominating Committee, with the assistance of a third-party search firm, identified two new, independent board nominees in 2016, Mr. Collins and Mr. Van de Ven, and one new, independent board nominee in 2017, Ms. Smith, all of whom possessed significant experience and skills that the Board believed enhanced the composition and governance functions of the Board.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board had several committees in 2017, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs, where applicable, are also set forth in the chart. The current terms of the various standing committee members expire in April 2018.

AUDIT COMMITTEE

Committee Chair: T. Kevin DeNicola

Other Committee Members:
Michael E. Collins
Roger A. Cregg
Reginald M. Turner, Jr.
Nina G. Vaca

Meetings held in 2017:    13

•

All members are independent and financially literate

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The Board of Directors has determined that Mr. DeNicola and Mr. Cregg are audit committee financial experts

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None of the members of the Audit Committee serve on the audit committees of more than three public companies

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Governed by a Board-approved Charter

This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica's financial statements; (ii) Comerica's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications and independence; and (iv) the performance of Comerica's internal audit function and independent registered public accounting firm, including with respect to both bank and non-bank subsidiaries; and by preparing the "Audit Committee Report" found in this proxy statement.

A current copy of the charter of the Audit Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

ENTERPRISE RISK COMMITTEE

Committee Chair: Reginald M. Turner, Jr.

Other Committee Members:
Michael E. Collins
T. Kevin DeNicola
Richard G. Lindner
Robert S. Taubman
Nina G. Vaca

Meetings held in 2017:    4

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All members are independent

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Mr. Collins has been designated the Board's risk expert

•

Governed by a Board-approved Charter

This committee has responsibility for the risk-management policies of Comerica's operations and oversight of the operation of Comerica's risk-management framework.

A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE

Committee Chair: Richard G. Lindner

Other Committee Members:
Roger A. Cregg
Jacqueline P. Kane
Barbara R. Smith
Michael G. Van de Ven

Meetings held in 2017:    7

•

All members are independent

•

Governed by a Board-approved Charter

This committee, among other things, establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans, monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans, monitors the effectiveness of the Board, oversees corporate governance issues and periodically reviews succession plans for key officers of Comerica and reports to the Board on succession planning. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Governance, Compensation and Nominating Committee also oversees the discussion, review and evaluation of our compensation plans as described below. This committee may delegate its authority to a subcommittee of its members and may allow limited delegations to management.

A current copy of the charter of the Governance, Compensation and Nominating Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

Committee Chair: T. Kevin DeNicola

Other Committee Members:
Michael E. Collins
Roger A. Cregg
Reginald M. Turner, Jr.
Nina G. Vaca

Did not meet in 2017

•

All members are independent

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Governed by a Board-approved Charter

This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica's remedial efforts with respect to any such violations.

A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

Other Committees.    The Special Preferred Stock Committee, the Capital Committee and the Capital Plan Committee are temporary committees of the Board of Directors that did not meet in 2017.

Board and Committee Meetings.    There were six regular meetings of the Board, three special meetings of the Board and 24 meetings of the various committees and subcommittees of the Board during 2017. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. All of the eleven Board members serving at the time of the 2017 Annual Meeting attended the 2017 Annual Meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Every year, the non-management directors elect a Facilitating Director, for a one-year term, to lead such sessions. Currently, Richard G. Lindner is the Facilitating Director at such sessions. Interested parties may communicate directly with Mr. Lindner or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Directors' current practice is that the Secretary will relay all communications received to the Facilitating Director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

BOARD LEADERSHIP STRUCTURE

Our Chief Executive Officer also serves as the Chairman of the Board. The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Separating the roles would risk creating the perception of having two chiefs, which could lead to fractured leadership and a weakened ability to develop and implement strategy. Mr. Babb has provided strong leadership to the Board and management, instilling a clear focus on the Company's strategy and business plans. Although the Board believes that it is more effective to have one person serve as the Company's Chairman and Chief Executive, it also believes that it is simultaneously important to have a robust governance structure to ensure a strong and independent Board. All directors, with the exception of the Chairman, are independent as defined under New York Stock Exchange rules, and the Audit Committee, the Enterprise Risk Committee, the Governance, Compensation and Nominating Committee and the Qualified Legal Compliance Committee are comprised entirely of independent directors. The Board also has an independent Facilitating Director (Mr. Lindner) who leads the non-management directors in regularly scheduled executive sessions. As Facilitating Director, Mr. Lindner's duties include, but are not limited to, the following:

•
Presiding at all other meetings of the Board at which the Chairman is not present;

•
Serving as liaison between the Chairman and the independent directors;

•
Approving information sent to the Board;

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Approving meeting agendas for the Board;

•
Approving meeting schedules for the Board to assure that there is sufficient time for discussion of all agenda items;

•
Having the authority to call meetings of the independent directors; and

•
If requested by major shareholders, ensuring that he is available for consultation and direct communication.

The Facilitating Director position is elected annually by the non-management directors. The Board believes that the Facilitating Director further strengthens the Board's independence and autonomous oversight of our business as well as Board communication and effectiveness. The executive sessions over which he presides allow non-management directors to discuss issues facing the Company, including matters concerning management, without any members of management present. The role of the Facilitating Director provides the necessary leadership for such discussions and serves as a bridge between the independent directors and the Company's management team.

ROLE IN RISK OVERSIGHT

Comerica has historically had and continues to pursue a strong risk management culture. We recognize that nearly every action taken as a financial institution requires some degree of risk. Our objective is not to eliminate risk but to give consideration to ensure we take the appropriate risks. Risk management is one of the interlinking pillars of Comerica's corporate strategy which reinforces its critical role within our organization. In choosing when and how to take risks, we evaluate our capacity for risk and seek to protect our brand and reputation, our financial flexibility, the value of our assets and the strategic potential of our Company. Each year, our Board approves a statement of our Company's risk appetite, which is used internally to help our Board and management understand our Company's tolerance for risk in each of the major risk categories and allow for the adaption of those tolerances to align with a changing economic environment.

Governance and oversight of risk management activities are shared by management and our Board as follows:

•
Enterprise Risk Committee.      The Enterprise Risk Committee, as discussed on page 25, oversees policies, procedures and practices relating to credit risk, market risk, liquidity risk, operational risk (including cybersecurity risk), compliance risk (including compliance with bank regulatory obligations), and other general risks to Comerica and the actions undertaken or to be undertaken to identify, measure, monitor and control such risks. To help discharge its duties, the Enterprise Risk Committee has established the Enterprise-Wide Risk Management Committee.

•
Enterprise-Wide Risk Management Committee.      This group is principally comprised of senior officers representing the different risk areas and business units. Members of the Enterprise-Wide Risk Management Committee are appointed by the Chairman and Chief Executive Officer of Comerica. It meets at least quarterly and submits a comprehensive risk report to the Enterprise Risk Committee each quarter providing its view of Comerica's risk position.

•
Chief Risk Officer.       Comerica's Chief Risk Officer, Michael H. Michalak, reports directly to Comerica's Chief Executive Officer and to the Enterprise Risk Committee. He is responsible for overseeing risk on an enterprise-wide basis. This includes ongoing compliance with policies and procedures relating to risk management governance, risk management procedures, and risk control infrastructure, and monitoring compliance with such policies and procedures, among other responsibilities.

•
Board Risk Expert.      In November 2016, Comerica appointed Michael E. Collins to the Board of Directors and to the Enterprise Risk Committee. As a former banking and finance executive with nearly 40 years of regulatory experience, including service with the Federal Reserve Banks of Cleveland and Philadelphia, Mr. Collins has experience identifying, assessing, and managing risk exposures of large, complex financial firms and has been designated the Board's risk expert.

•
Audit Committee.      In addition to providing oversight of our financial statements and compliance with legal and regulatory requirements, the Audit Committee plays a key role in risk management through the validation and oversight of our internal controls, policies and procedures to ensure their effectiveness.

•
General Auditor.       Comerica's General Auditor, Christine M. Moore, reports directly to Comerica's Chief Executive Officer and to the Audit Committee. She is responsible for evaluating and opining on the effectiveness of Comerica's internal controls, policies and procedures.

•
Governance, Compensation and Nominating Committee.      The Governance, Compensation and Nominating Committee provides information on the risks associated with the Company's compensation programs. A more detailed discussion of the Governance, Compensation and Nominating Committee's evaluation of risk and compensation programs can be found on pages 73-76.

Each of the Enterprise Risk Committee, the Audit Committee and the Governance, Compensation and Nominating Committee reports regularly to the full Board. The Board believes that Comerica has the appropriate leadership to help ensure effective risk oversight. This risk leadership includes our Chief Risk Officer, our Chairman and Chief Executive Officer, our independent Facilitating Director, the Board, various committees of the Board, and various management committees.

TRANSACTIONS WITH RELATED PERSONS

Review of Transactions with Related Persons

Comerica has adopted a Regulation O Policy and Procedure document to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members, as well as 10% or greater shareholders, and the related interests of any of the foregoing. Under the policy and procedure, extensions of credit that exceed regulatory thresholds must be approved by the board of the appropriate subsidiary bank.

Comerica also has other procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These other procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer:

•
Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Governance, Compensation and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification.

•
In order to monitor transactions that occur between the annual reviews, the independence certification also obligates the directors to immediately notify Comerica's General Counsel in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Governance, Compensation and Nominating Committee.

•
Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The Regulation O Policy and Procedure, questionnaire, certification, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and Senior Financial Officer Code of Ethics are all in writing.

Banking and Credit Transactions with Executive Officers and Directors

Certain of the executive officers and directors of Comerica, their related entities, and members of their immediate families were customers of and had transactions in the ordinary course of business (including loans and loan commitments, as well as other financial products and services) with banking affiliates of Comerica during 2017. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features. Further, such loans and commitments were all made in accordance with Comerica's Regulation O Policy and Procedure. Comerica also offers employee discounts to its employees, including executive officers, on certain financial services not involving an extension of credit.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that all non-management directors, currently constituting 91% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. In making such determination, the Board of Directors has affirmatively determined that the following current directors meet the categorical standards of independence described below and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Michael E. Collins, Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Barbara R. Smith, Robert S. Taubman, Reginald M. Turner, Jr., Nina G. Vaca and Michael G. Van de Ven. The Board of Directors further determined that Ralph W. Babb, Jr. is not independent because he is an employee of Comerica. Additionally, Alfred A. Piergallini served on the Board of Directors until his retirement on December 31, 2017, and was also determined to be independent.

Categorical Standards

Pursuant to Comerica's Corporate Governance Guidelines, in no event will a director be considered "independent" if, currently or within the preceding three (3) years:

  (i)
  the director is or was employed by Comerica;

  (ii)
  an immediate family member of the director is or was employed by Comerica as an executive officer;

  (iii)
  the director, or any of his or her immediate family, receives or received more than $120,000 per year in direct compensation from Comerica, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  (iv)
  the director or any immediate family member of the director, is or has been a partner or employee of a firm that is or was during the preceding three years Comerica's internal or external auditor and personally works or worked on Comerica's audit within that time;

  (v)
  the director or an immediate family member of the director is or was employed as an executive officer of another company if any of Comerica's present executives at the same time serves or served on that company's compensation committee;

  (vi)
  the director is a current partner or employee of a firm that is Comerica's internal or external auditor, or any immediate family member of the director is a current partner of such firm; or

  (vii)
  the director is a current executive officer or an employee, or any of the Director's immediate family is a current executive officer, of another company (other than a tax exempt charitable organization) that makes payments to or receives payments from Comerica for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

Subject to the foregoing, the Corporate Governance Guidelines also state that the following relationships are considered immaterial:

  (i)
  ordinary lending relationships with the director or any of the director's related interests, as defined in the Federal Reserve Board's Regulation O, if, (A) in each such case, the extension of credit was made in the ordinary course of business and is on substantially the same terms as those with non-affiliated persons; (B) in each such case, the extension of credit has been made in compliance with applicable law, including the Federal Reserve Board's Regulation O, if applicable; (C) in each such case, no material event of default has occurred under the extension of credit; (D) the aggregate amount of the extensions of credit to the Director and all of his or her related interests does not exceed 1% of Comerica's consolidated assets; and (E) in each such case, the borrower represents to Comerica that, if the borrower is a company or other entity, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower; or, if the borrower is an individual, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition of the borrower.

  (ii)
  ordinary lending relationships entered into in the ordinary course of business between Comerica and any entity, which is not a related interest of a director, that employs a director or any member of a director's family;

  (iii)
  other commercial transactions (not including extensions of credit) entered into in the ordinary course of business between Comerica and any entity that employs (a) a director, (b) a director's spouse or (c) any child of a director who is residing in the director's home, if the annual sales to, or purchases from, such entity constitute less than 1% of Comerica's consolidated gross revenues or constitute less than 1% of such entity's consolidated gross revenues;

  (iv)
  a director of Comerica serving as a board or trustee member, but not as an executive officer, of a not-for-profit organization that received discretionary charitable contributions in any given year from Comerica or the Comerica Charitable Foundation; and

  (v)
  a director of Comerica serving as an executive officer of a not-for-profit organization, if the discretionary charitable contributions made to the organization in any given year by Comerica and the Comerica Charitable Foundation, in the aggregate (exclusive of any employee contributions), are less than 5% (or $1,000,000, whichever is greater) of that organization's consolidated gross revenues.

A current copy of the Corporate Governance Guidelines is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

Director Transactions, Relationships or Arrangements by Category or Type

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions, all of which were deemed immaterial:

  •
  Loans, extensions of credits and related commitments to certain directors and/or their respective immediate family members, affiliated entities and/or charities with which they are affiliated (Mr. Taubman, Mr. Turner, Ms. Vaca, Mr. Van de Ven) have been made by Comerica Bank in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features.

  •
  Banking and financial services (other than extensions of credit) provided by Comerica in the ordinary course of business to certain directors and/or their respective immediate family members, affiliated entities and/or charities with which they are affiliated, on terms and conditions not more favorable than those available to other similarly situated customers.

  •
  Charitable contributions or other payments in the ordinary course of business by Comerica and/or the Comerica Charitable Foundation to charitable organizations with which a director or immediate family member is affiliated.

  •
  Service of certain directors on the same non-profit boards or executive committees as Comerica's executive officers.

  •
  Situations in which Comerica serves in a fiduciary capacity for a client needing legal services where it selects, on behalf of its client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client is typically selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of the firm with which Mr. Turner is a member. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client's funds, not from funds belonging to Comerica.

  •
  Situations in which other members of Mr. Turner's law firm represent clients in legal matters indirectly or potentially directly adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower), trust administration matters (where Clark Hill might represent a trust or beneficiary and/or act as co-trustee for a trust for which Comerica serves as trustee), real property claims (in which Clark Hill may represent an entity seeking an easement or condemnation with respect to real property in which Comerica holds the mortgage) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2017, Mr. Cregg, Ms. Kane, Mr. Lindner, Mr. Piergallini, Ms. Smith and Mr. Van de Ven served as members of the Governance, Compensation and Nominating Committee. No such individual is, or was during 2017, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

COMPENSATION OF DIRECTORS

The Governance, Compensation and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by the compensation consultant retained by the Governance, Compensation and Nominating Committee to provide market analyses and consulting services on director compensation matters. See "Role of the Independent Compensation Consultant" on page 55 for more information about the compensation consultant retained by the Governance, Compensation and Nominating Committee.

    Director Compensation Highlights

o
Comerica maintains director stock ownership guidelines encouraging non-employee directors to own at least 5,000 shares of Comerica Common Stock (including restricted stock units) within five years of the date the non-employee director was initially appointed or elected to the Board.

  •
  As of December 31, 2017, all non-employee directors who have served for five years or longer have met their respective stock ownership guideline levels.

o
Restricted stock units granted to non-employee directors generally vest over a period of three years after the grant date and will be settled in Comerica Common Stock on the later of the first anniversary of the director's separation from service on the Board and three years after the grant date.

The table below illustrates the compensation structure for non-employee directors in 2017. Employee directors receive no compensation for their Board service. In addition to the compensation described below, each director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Elements of 2017 Compensation	Amount

Annual Retainer (cash)	$50,000
Annual Audit Committee Chair and Vice Chair Retainer (cash)(1)	$20,000
Annual Committee Chair and Vice Chair Retainer (other than Audit Committee) (cash)(2)	$20,000
Annual Facilitating Director Retainer (cash)	$25,000
Board or Committee Meeting Fees — per meeting (cash)	$1,500
Board-Sponsored Training Seminar Fees — per seminar (cash)	$1,500
Briefing Fees — per briefing session (cash)	$1,500
Restricted Stock Unit Award(3)	$100,000

Footnotes:

(1)
Additional annual retainer for the chair and, if applicable, vice chair, of the Audit Committee.

(2)
Additional annual retainer for the chair and, if applicable, vice chair, of each non-temporary committee, with the exception of the chair and vice chair of the Audit Committee. From January 1, 2017 to July 24, 2017, this annual retainer was $15,000. It was increased to $20,000, effective July 25, 2017.

(3)
On July 25, 2017, each non-employee director received a grant of 1,350 restricted stock units with a fair market value of approximately $100,000 based on the closing stock price on the date of grant, generally vesting over three years following the date of grant.

The following table provides information on the compensation of Comerica's directors who served at any point during the fiscal year ended December 31, 2017.

2017 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)(5)	All Other Compensation ($)	Total ($)

Michael E. Collins	90,500	100,076	—	—	—	—	190,576
Roger A. Cregg	101,000	100,076	—	—	—	—	201,076
T. Kevin DeNicola	136,674	100,076	—	—	—	—	236,750
Jacqueline P. Kane	78,500	100,076	—	—	—	—	178,576
Richard G. Lindner	129,674	100,076	—	—	—	—	229,750
Alfred A. Piergallini(6)	62,000	100,076	—	—	—	—	162,076
Barbara R. Smith	13,473	—	—	—	—	—	13,473
Robert S. Taubman	74,000	100,076	—	—	—	—	174,076
Reginald M. Turner, Jr.	116,674	100,076	—	—	—	—	216,750
Nina G. Vaca	99,500	100,076	—	—	—	—	199,576
Michael G. Van de Ven	77,000	100,076	—	—	—	—	177,076

Footnotes:

(1)
Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Mr. Babb is not included in this table.

(2)
This column reports the amount of cash compensation earned with respect to the 2017 calendar year for Board and committee service. Comerica pays the applicable retainer and meeting fees to each non-employee director on a quarterly basis.

(3)
This column represents the grant date fair value of restricted stock units granted to non-employee directors in 2017 in accordance with ASC 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 16 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. The aggregate number of restricted stock units, including dividend equivalents that were reinvested in restricted stock units, outstanding as of December 31, 2017 for non-employee directors who served on the Board during 2017, is as follows: Mr. Collins: 1,355 stock units; Mr. Cregg: 21,182 stock units; Mr. DeNicola: 21,182 stock units; Ms. Kane: 17,518 stock units; Mr. Lindner: 19,796 stock units; Mr. Piergallini: 24,096 stock units; Ms. Smith: 0 stock units; Mr. Taubman: 24,096 stock units; Mr. Turner: 23,644 stock units; Ms. Vaca:

  17,518 stock units; and Mr. Van de Ven: 1,355 stock units. The restricted stock units can be accelerated due to death or disability.

(4)
None of the earnings under the deferred compensation programs are above-market or preferential, so no such amounts are shown in this column. For more details see the "Deferred Compensation Plans" section below. Any 2017 contributions to non-employee director deferred compensation programs are included in the "Fees Earned or Paid in Cash" column, per SEC rules. This column does not include distributions under non-employee director deferred compensation programs in 2017 since they were reported in fees earned in the previous years.

(5)
Because benefit accruals froze for both of Comerica's director retirement plans on May 15, 1998, there was no change in the participants' pension values in 2017. The only non-employee directors who served in 2017 and who were covered by the retirement plans are Mr. Piergallini and Mr. Taubman.

(6)
Mr. Piergallini retired from the Board on December 31, 2017.

Director Compensation Plans

Deferred Compensation Plans	Non-employee directors can defer some or all of their cash compensation into either a stock-settled plan — where deferred compensation earns a return based on the return of Comerica Common Stock during the deferral period — or a cash-settled investment fund plan — where deferred compensation earns a return based on broad-based investment funds elected by the director.

Equity Incentive Plans	A total of 350,000 shares of Comerica Common Stock can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards under the Incentive Plan for Non-Employee Directors.

Retirement Plans	No retirement plan is currently offered to non-employee directors.

Mr. Piergallini and Mr. Taubman have vested benefits under legacy plans that were terminated in 1998. They will receive a monthly benefit of $1,666.67 (for 120 months, in the case of Mr. Taubman, and for 83 months, in the case of Mr. Piergallini), payable when the director reaches age 65 or retires from the Board, whichever occurs later, except in the case of illness or disability. There is no survivor benefit.

PROPOSAL II SUBMITTED FOR YOUR VOTE
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

The Audit Committee of Comerica has selected Ernst & Young LLP ("Ernst & Young"), our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2018, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent registered public accounting firm since 1992. The Audit Committee has carefully considered the selection of Ernst & Young as Comerica's independent registered public accounting firm, and has also considered whether there should be regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the independent registered public accounting firm's lead engagement partner, the Audit Committee and its Chairman are involved in the process for selecting Ernst & Young's new lead engagement partner. This rotation process recently occurred, with a new individual assuming the role of lead engagement partner in 2017. The members of the Audit Committee believe that the continued retention of Ernst & Young to serve as Comerica's independent registered public accounting firm is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as Comerica's independent registered public accounting firm by the shareholders, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees to Independent Registered Public Accounting Firm

The following aggregate fees were billed to Comerica for professional services by Ernst & Young for fiscal years 2017 and 2016.

	2017	2016
Audit Fees	$2,724,508	$2,590,577
Audit-Related Fees	295,400	328,200
Tax Fees	677,820	59,172
All Other Fees	113,309	294,346

	$3,811,037	$3,272,295

Audit Fees

Audit fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the audit of Comerica's annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in Comerica's Quarterly Reports on Form 10-Q, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica's financial statements. Audit-related fees consisted mainly of the audits of Comerica's benefit plans and the internal control (SSAE 18 Report) for Comerica's trust department. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Tax fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Tax fees consisted mainly of consultation on tax planning for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax research tools for both 2017 and 2016, and permitted professional services related to a data analytics review in 2017 and a Comerica Bank FDIC Assessment Review for 2016.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica's affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young, among other independent registered public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time to time, and Ernst & Young also receives fees from time to time from Comerica's customers when acting on their behalf in connection with lending or other relationships between Comerica's affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except as noted on the "Fees to Independent Registered Public Accounting Firm" schedule above.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent registered public accounting firm (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent registered public accounting firm, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2017 and December 31, 2016 were pre-approved by the Audit Committee under its pre-approval policy.

Footnote:
(1)	For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica's financial reporting process, including as it relates to the integrity of the financial statements, the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm and Comerica's internal audit function, the Audit Committee also has sole authority to appoint or replace the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee's responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed and discussed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent registered public accounting firm are compatible with maintaining the independent registered public accounting firm's independence. In addition, the Audit Committee reviewed with the independent registered public accounting firm all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee

T. Kevin DeNicola, Chairman
Michael E. Collins
Roger A. Cregg
Reginald M. Turner, Jr.
Nina G. Vaca

January 22, 2018

EXECUTIVE OFFICERS

The following table provides information about Comerica's current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Executive Committee and (2) the Chief Accounting Officer. The current members of the Management Executive Committee are marked with an asterisk (*) below.

Name	Age as of March 13, 2018	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Ralph W. Babb, Jr.*	69	Chief Executive Officer (since January 2002), Chairman (since October 2002), President (January 2002 to April 2015), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.	1995-Present
John D. Buchanan*	54

Executive Vice President — Chief Legal Officer (since August 2015) and Corporate Secretary (since January 2016), Comerica Incorporated and Comerica Bank; Senior Vice President, General Counsel and Corporate Secretary (February 2012 to August 2015), Federal Reserve Bank of Dallas (regulatory agency); Senior Executive Vice President (February 2011 to February 2012) and General Counsel and Corporate Secretary (May 2007 to February 2011), Regions Financial Corporation (financial services company).

			2015-Present
Megan D. Burkhart*	46

Executive Vice President, Chief Human Resources Officer (since January 2010) and Senior Vice President and Director of Compensation (February 2007 to January 2010), Comerica Incorporated and Comerica Bank.

			2010-Present
Muneera S. Carr*	49

Chief Financial Officer (since January 2018), Chief Accounting Officer (July 2010 to January 2018), Executive Vice President (since February 2013) and Senior Vice President (February 2010 to February 2013), Comerica Incorporated and Comerica Bank; Senior Vice President, Head of Accounting Policy (June 2009 to January 2010), SunTrust Banks, Inc. (financial services company).

			2010-Present

Name	Age as of March 13, 2018	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Curtis C. Farmer*	55	President (since April 2015); Vice Chairman (April 2011 to April 2015) and Executive Vice President (October 2008 to April 2011), Comerica Incorporated and Comerica Bank.	2008-Present
Peter W. Guilfoile*	57

Executive Vice President and Chief Credit Officer (since February 2015), Comerica Incorporated and Comerica Bank; Executive Vice President, National Credit Administration Manager (May 2013 to January 2015) and Senior Vice President and Chief Credit Officer — Western Market (March 2009 to August 2013), Comerica Bank.

			2015-Present
Michael H. Michalak*	60	Chief Risk Officer (since February 2014), Executive Vice President (since November 2007) and Treasurer (July 2011 to November 2011), Comerica Incorporated and Comerica Bank.	2003-Present
Christine M. Moore*	55

Executive Vice President (since July 2016), General Auditor (since May 2016), Senior Vice President (January 2007 to July 2016), Deputy General Auditor (September 2013 to May 2016), and Audit Director (January 2007 to September 2013), Comerica Incorporated and Comerica Bank.

			2016-Present
Paul R. Obermeyer*	60

Executive Vice President (since September 2010), Chief Enterprise Technology and Operational Services Officer (since April 2017) and Chief Information Officer (November 2010 to April 2017), Comerica Incorporated; Executive Vice President (since September 2005), Comerica Bank.

			2010-Present
Mauricio A. Ortiz	39

Chief Accounting Officer (since January 2018), Senior Vice President (since February 2015), Assistant Controller (February 2015 to January 2018) and Vice President, Accounting Policy and Research (July 2011 to February 2015), Comerica Incorporated and Comerica Bank.

			January 2018-Present

Footnotes:

*
Member of the Management Executive Committee

(1)
References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

PROPOSAL III SUBMITTED FOR YOUR VOTE

APPROVAL OF A NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

Executive Compensation

The Governance, Compensation and Nominating Committee annually reviews Comerica's compensation programs to ensure that they demonstrate a strong pay for performance link, reflect good governance and are consistent with appropriate industry practices. These programs are described in the "Compensation Discussion and Analysis" section, the compensation tables and the related narrative discussion. As outlined in the "Compensation Discussion and Analysis" section, our compensation programs are structured to align the interests of our executives with the interests of our shareholders, to attract, retain and motivate superior executive talent; to provide a competitive advantage within the banking industry; to create a framework that delivers pay commensurate with financial results over the short and long-term; and to reduce incentives for unnecessary and excessive risk-taking.

The Board strongly supports Comerica's executive pay practices and, as required pursuant to Section 14A of the Securities Exchange Act of 1934, asks shareholders to support its executive compensation program by approving the following resolution:

RESOLVED, that the shareholders of Comerica Incorporated approve, on an advisory basis, the compensation of Comerica's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and Section 14(a) of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement.

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Governance, Compensation and Nominating Committee will take into account the outcome of the vote when considering future executive compensation arrangements. As required pursuant to Section 14A of the Securities Exchange Act, the Board has determined to hold an advisory vote on executive compensation every year until our shareholders vote again on the frequency of this advisory vote. Accordingly, shareholders will have the ability to vote again on our executive compensation next year at our 2019 Annual Meeting of Shareholders. Additionally, our shareholders will have the ability to vote on the frequency of the advisory vote (every one, two or three years) at our 2023 Annual Meeting of Shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE EXECUTIVE COMPENSATION.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

BUSINESS HIGHLIGHTS FOR 2017

Significant progress was made in 2017. We benefitted meaningfully from our relationship banking strategy as interest rates increased. In addition, credit metrics remain strong. We demonstrated the continued successful implementation of our action-oriented improvement plan, GEAR Up, which we launched in mid-2016 to drive efficiencies and revenue. Our focus remains on enhancing our profitability and shareholder value by delivering solid results and positioning Comerica well for the future. Some of our noteworthy accomplishments in 2017 included1:

    •
    Grew 2017 revenue 11%, to an all-time record. This included a 15% increase in net interest income, which benefitted from higher interest rates as we prudently managed loan and deposit pricing.

    •
    Grew average loans by over $670 million, or 1%, excluding cyclical declines of $696 million in Energy and $412 million in Mortgage Banker Finance loans.

    •
    Grew average noninterest-bearing deposits by $1.3 billion, or 4%, to a record level.

    •
    Drove a 5% increase in noninterest income, with a large increase in card fees, as well as growth in several other categories with successful execution of GEAR Up.

    •
    Reduced expenses by 4% as we delivered GEAR Up initiative savings.

    •
    Improved our efficiency ratio to 58.6% by combining revenue growth with tight expense control.

    •
    Strong credit quality continued with 19 basis points of net charge-offs, which is well below our historical norm.

    •
    Achieved an 84% increase in pre-tax income and a 54% increase in earnings per share over 2016.

    •
    Increased buybacks under the equity repurchase program by 75% and raised our quarterly dividend in April and July. Through the buyback and dividends, we returned $724 million to our shareholders, a 58% increase over 2016.

    •
    Stock price increased 27%, the best performance of all peers, and it outperformed the KBW and S&P 500 indices for the second consecutive year.

    •
    Granted approximately 4,500 non-officer colleagues a one-time bonus of $1,000 and raised our minimum wage to $15 per hour, which positively impacts over 700 employees.

    •
    Made significant progress on our 2020 Environmental Sustainability Goals to reduce emissions, water consumption, waste generation and paper, including the achievement of our 2020 greenhouse gas reduction goal ahead of schedule, with a reduction of 22.4 percent relative to our 20 percent target.

    •
    Total shareholder return ("TSR"), which includes price appreciation and dividends paid, for the one-, three- and five-year period was 29%, 95% and 212%, respectively.

1
Balances as of December 31, 2017, as compared to December 31, 2016. Activity and performance for the year ended December 31, 2017, as compared to the year ended December 31, 2016.

2017 Relative Performance Snapshot

For purposes of these charts, peer average is the average of the relevant metric for Comerica's peer group. The peer group is listed in the "Peer Group and Benchmarking" section of this proxy statement on page 56.

COMPENSATION HIGHLIGHTS FOR 2017

We use our executive compensation programs to align the interests of executive officers with the interests of our shareholders. Our programs are designed to attract, retain, and motivate leadership to sustain our competitive advantage in the financial sector, and to provide a framework that encourages strong financial results and positive shareholder returns over the long-term.

Our executive compensation programs are developed through a robust review process between management and the Board of Directors. For 2017, key decisions related to executive compensation included:

  *
  Reviewed compensation plans to ensure market competitiveness and alignment of performance measures with corporate goals. The compensation programs for 2017 were consistent with 2016 and included:

    o
    A three-year performance share program where payouts are contingent on the achievement of specific prospective financial goals and include a negative modifier in the case of bottom quartile relative TSR performance;

    o
    A short-term cash incentive program that measures absolute performance as opposed to relative peer performance;

    o
    A long-term cash incentive program based on performance relative to peers, with no payout in the bottom quartile; and

    o
    A forfeiture provision applicable to all equity awards that allows for the cancellation of unvested equity awards in the event a participant engages in conduct that results in or is likely to result in a material adverse impact (financial or reputational) to Comerica.

  *
  Made changes to the retirement programs to provide valuable retirement benefits in a cost-effective, sustainable manner while remaining competitive with the market.

  *
  Redesigned compensation programs for 2018 to better align them with short and long-term goals, and shareholder and regulatory feedback, while maintaining a strong pay for performance linkage.

Compensation Decisions for the 2017 Performance Period

SHAREHOLDER OUTREACH

Shareholder outreach is an integral part of Comerica's business practices, as shareholders provide insight on a variety of topics, including operations, governance and compensation. In addition to discussing industry matters and Comerica's performance, we receive feedback frequently from our investors at investor conferences, in which we participate at least quarterly, and during periodic office visits to investors' offices or when investors visit our Dallas headquarters. Over the past several years, in the first and fourth quarters, Comerica has solicited input from shareholders specifically aimed at supporting an ongoing dialogue to address governance, compensation and other topics of interest.

During 2017, as is our customary practice, we reached out to our top 25 shareholders, who collectively hold approximately 53% of our shares, as well as a number of additional shareholders who expressed an interest in providing feedback or who had provided feedback in the past.

                   Approximately 98% of our shareholders voted for our 2017 "Say On Pay" proposal.

We considered this overwhelming shareholder support in reviewing our executive compensation programs for 2017 and 2018. Notwithstanding this support, we made important changes to some elements of our programs for 2018, to further align the focus of all senior officers with our short and long-term goals, while retaining our core pay for performance philosophy. Key 2018 changes include:

  *
  The Annual Executive Incentive Program ("AEI") remains in place to allow for year over year consistency and is now the only cash incentive program. It continues to measure annual absolute metrics based off of EPS and ROA, which are commonly referenced and transparent indicators of performance among peers and shareholders alike.

  *
  Elimination of the Long-Term Executive Incentive Program ("LTEI") which measured three-year average EPS growth excluding non-performance items and ROA excluding non-performance items on a relative (compared to our peers) basis for the previous three-year period. Elimination of this program aligns with feedback received from investors and regulators and better aligns Comerica's executive compensation program design with other financial institutions.

  *
  The opportunity provided under the former LTEI was redistributed between the AEI and equity awards, which places more emphasis on annual performance for cash incentives while reinforcing long-term performance through the equity program.

  *
  We replaced time based restricted stock awards ("RSAs" or "restricted stock") with restricted stock units ("RSUs"). A retirement provision has been added to the RSUs, and dividends are accumulated and paid in cash at the time of vesting.

  *
  The stock mix was revised to allow eligibility for all senior officers, regardless of pay grade, to participate in the Senior Executive Long-Term Performance Program ("SELTPP"), a

    3-year forward looking performance plan measuring absolute three-year average ROCE excluding non-performance items and TSR.

The Governance, Compensation and Nominating Committee (the "Committee") and management both conducted thorough reviews of the 2018 plans and were comfortable that the new programs meet our objectives - ensuring the compensation programs demonstrate a strong pay for performance linkage, reflect good governance and are consistent with appropriate industry practices. Additionally, the 2018 programs will continue to support GEAR Up initiatives and fuel our pursuit of maximum growth and productivity. The Committee will continue to consider shareholder feedback, as well as evolving executive compensation practices and regulatory requirements, in the future when designing executive compensation programs.

COMPENSATION DECISIONS FOR THE NAMED EXECUTIVE OFFICERS

For 2017, Comerica's named executive officers ("NEOs") were as follows:

Named Executive Officers

Ralph W. Babb, Jr.	Chairman of the Board and Chief Executive Officer

David E. Duprey	Executive Vice President and Chief Financial Officer

Curtis C. Farmer	President

John D. Buchanan	Executive Vice President - Chief Legal Officer, and Corporate Secretary

Michael H. Michalak	Executive Vice President and Chief Risk Officer

Individual compensation decisions (base salary adjustments and incentive awards) for all the NEOs are based upon operational performance, achievement of strategic initiatives and individual performance. The Committee, in its sole discretion, determines any salary adjustments and approves the short-term and long-term incentive awards for the CEO.

Base Salary

The Committee approved normal base salary increases for the NEOs that were effective February 2017. The normal base salary increases include a standard merit increase and also recognize individual performance, experience, criticality of the position and market data.

2017 Salary Increases

	Percent Increase	2017 Base Salary

Mr. Babb	2.0%	$1,290,000

Mr. Duprey	4.0%	$624,000

Mr. Farmer	3.0%	$721,000

Mr. Buchanan	3.1%	$593,000

Mr. Michalak(1)	10.0%	$550,000

(1)
Mr. Michalak's increase in base salary is reflective of the increase in scope of the Chief Risk Officer's role due to additional regulatory and corporate responsibilities.

Annual Executive Incentive Program

The Annual Executive Incentive Program, or AEI, measured our earnings per share excluding certain non-performance items ("EPS excluding non-performance items") and return on average assets excluding certain non-performance items ("ROA excluding non-performance items") versus pre-established performance goals over a one-year performance period. See "Short-Term Incentive (AEI)" below for a description of how we calculate these measures. The targets were derived from our internal financial plan that is used to set corporate and business unit performance goals. Details about the program structure can be found on pages 58-61.

2017 Annual Performance

Metric	CMA Goal	CMA Actual Performance	Achievement
EPS excluding non-performance items	$3.75	$4.90	131%
ROA excluding non-performance items	0.93%	1.23%	132%
Total Weighted Achievement			131%
Total Funding as a Percent of Target			200%

As reflected in the chart above, Comerica made significant forward progress in 2017. Revenue grew 11 percent, including a 15 percent increase in net interest income, which benefited from higher interest rates as we prudently managed loan and deposit pricing. In addition, successful execution of our GEAR Up initiative helped increase fee income 5 percent and lowered expenses 4 percent. We continued to adeptly navigate the energy cycle, and credit quality remained strong. Altogether, this drove a $564 million increase (84 percent) in pre-tax income. Funding resulted in a 224% achievement, which is above the AEI's maximum allowed target of 200%.

The AEI was funded based on corporate performance ("AEI corporate funding"), but individual awards may differ from funding as they are based on each NEO's performance. To help evaluate individual performance and determine each NEO's award, performance scorecards (for NEOs other than the CEO) and annual reviews are utilized. The Committee evaluates the CEO's individual performance using similar criteria as set forth in the performance scorecards, but does not use a scorecard in its review process. The evaluation of individual performance cannot increase awards for employees covered by Section 162(m) of the Internal Revenue Code above the AEI corporate funding level, but can be used as the basis to determine if a negative adjustment should be made.

2017 AEI Program Awards

	Individual Award	Percent of Target AEI Award

Mr. Babb	$2,580,000	200%

Mr. Duprey	$936,000	200%

Mr. Farmer	$1,355,000	198%

Mr. Buchanan	$770,900	200%

Mr. Michalak	$708,000	198%

Mr. Babb's AEI award was determined by the Committee utilizing the AEI corporate funding level as the baseline. After a review of Mr. Babb's performance, which includes factors such as Comerica's financial results, regulatory compliance and leadership, the Committee awarded Mr. Babb 100% of his AEI corporate funding amount.

For the remainder of the NEOs, the Committee determined their individual AEI awards utilizing the AEI corporate funding amount achieved based on corporate results, followed by an assessment of individual performance, including feedback from the CEO for potential reductions.

Individual performance factors utilized in determining awards for the NEOs included the following:

  David E. Duprey

  •
  Finance department performance against financial plan

  •
  Response to legislative and regulatory developments

  •
  Communication with investors and analysts through quarterly earnings calls, conferences and other shareholder outreach efforts

  •
  Interaction with regulators and customers

  •
  Partnership across all lines of business to improve operating results

  •
  Risk management

  •
  Leadership skills demonstrated within department and across the organization

  •
  Demonstration of the core values of the Comerica Promise: customer centricity, collaboration, integrity, excellence, agility, diversity and involvement

  •
  Demonstrated support of Comerica's diversity and inclusion goals

  •
  Talent management and succession planning

  In particular, in 2017, Mr. Duprey achieved financial objectives related to GEAR Up initiatives and continued to improve the financial forecasting process.

  Curtis C. Farmer

  •
  Business Bank, Retail Bank, Wealth Management and Marketing performance against financial plan

  •
  Continued implementation and assessment of long-term strategic plan

  •
  Implementation of targeted strategies to drive market share, increase non-interest income and improve operational efficiencies

  •
  Analysis, development and enhancement of products and services for each line of business

  •
  Partnership across business lines to strengthen customer relationships and improve operating results

  •
  Manage marketing and public relations for all of Comerica and demonstration of the core values of the Comerica Promise: customer-centricity, collaboration, integrity, excellence, agility, diversity and involvement

  •
  Leadership skills demonstrated within department and across the organization

  •
  Risk management

  •
  Demonstrated support of Comerica's diversity and inclusion goals

  •
  Talent management and succession planning

  •
  External interaction with customers, investors and communities

  In particular, in 2017, Mr. Farmer successfully executed ongoing GEAR Up initiatives, specifically the End-to-End Credit Redesign which involved enhancing consistency across divisions, expanding revenue through key contracts and alliances and improved risk management oversight.

  John D. Buchanan

  •
  Administer governance matters for the Board of Directors and Board committees

  •
  Manage relationships with federal and state regulatory agencies

  •
  Oversee government affairs unit

  •
  Demonstrate leadership within the department and across the organization

  •
  Direct legal affairs of Comerica in all areas, including legal compliance with federal and state law, rules and regulations

  •
  Talent management and succession planning

  •
  Demonstrated support of Comerica's diversity and inclusion goals

  In particular, in 2017, Mr. Buchanan successfully provided counsel regarding best practices in corporate governance matters and maintained strong relationships with federal and state banking agencies.

  Michael H. Michalak

  •
  Oversees Enterprise Risk Management unit

  •
  Oversees capital planning, corporate strategic planning and corporate development

  •
  Partnership across business lines to strengthen the risk identification and assessment process

  •
  Delivered a strong risk management framework

  •
  Demonstrated communication, education and training to support overall risk management

  •
  Demonstration of the core values of the Comerica Promise: customer-centricity, collaboration, integrity, excellence, agility, diversity and involvement

  •
  Leadership skills displayed within department and across the organization

  •
  Talent management and succession planning

  •
  Demonstrated support of Comerica's diversity and inclusion goals

  In particular, in 2017, Mr. Michalak provided strong leadership and continued to drive GEAR Up initiatives while successfully managing compliance and regulatory oversight within the organization.

Based on evaluations of the foregoing factors, the Committee approved the remaining NEOs' AEI awards in amounts ranging from 198% to 200% of the AEI corporate funding amounts, as shown in the "2017 AEI Program Awards" table above.

Long-Term Incentives

Cash Incentives

The 2017 Long-Term Executive Incentive Program, or LTEI, measured ROA excluding non-performance items and growth of EPS excluding non-performance items relative to our peer group over a three-year performance period from 2015-2017. Funding for the LTEI was based on our ranking compared to peers. Details about the program structure can be found on pages 61-63.

2015—2017 Performance

Metric	CMA	Relative Rank	Weighted Payout	Total Payout (% of target)
3 Yr Avg. Growth - EPS Excluding Non-Performance Items	19.55%	3rd	50%
ROA Excluding Non-Performance Items	0.91%	10th	50%	80%

See "Long-Term Incentives" below for a description of how we calculate these measures, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

The performance criteria applicable to the CEO and the other NEOs for purposes of overall LTEI funding were determined solely on corporate financial performance. The LTEI was funded based on corporate performance rankings. With respect to the allocation of the resulting incentive pools to specific NEOs, however, the Committee reserved the right to reduce the calculated awards to account for individual performance or other operating considerations. Based on evaluations of the individual performance factors outlined above under the "Annual Executive Incentive Program" section, the Committee elected not to reduce individual LTEI awards, as shown in the table below.

2017 LTEI Program Awards

	Individual Award	Percent of Target Award

Mr. Babb	$722,400	80%

Mr. Duprey	$199,680	80%

Mr. Farmer	$346,080	80%

Mr. Buchanan	$119,918	80%

Mr. Michalak	$143,000	80%

Equity Incentives

Equity awards are granted each year vesting over three, four and five years and comprise approximately 90% of total long-term incentives for 2017. Equity awards include the SELTPP, restricted stock awards (15%) and stock options (10%). A substantial portion of the award is subject to robust performance measures, and the value that is ultimately earned by the NEOs will be contingent on both performance and stock price. The target award for each individual was determined based on the following corporate factors:

  •
  Comerica's current and past performance compared to the applicable business plans and strategic initiatives as described above under the heading "Annual Executive Incentive Program";
  •
  Regulatory considerations; and
  •
  Competitiveness of equity values expressed both as monetary value and as a percentage of base salary, compared to market data on equity awards and total compensation, which is compiled by the Committee's independent compensation consultant each year.

Due to the forward-looking nature of the awards and the strong performance metrics incorporated in the SELTPP, the 2017 awards were granted in the first quarter of 2017 at target, with a maximum payout of 150% and the possibility of a 0% payout if threshold performance is not achieved.

However, the Committee had the ability to reduce any executive's target award if deemed appropriate.

2017 Grants

NEO	Stock Option Grant	Restricted Stock Grant	SELTPP Grant (Target)	Total Equity Grant Value

Mr. Babb	$357,294	$539,927	$2,642,509	$3,539,730

Mr. Duprey	$81,872	$123,818	$605,582	$811,272

Mr. Farmer	$111,679	$168,812	$825,763	$1,106,254

Mr. Buchanan	$57,065	$86,267	$422,153	$565,485

Mr. Michalak	$49,613	$75,103	$366,859	$491,575

The table below outlines the total incentive compensation awarded to the NEOs for 2017 by the Committee.

REALIZED COMPENSATION

The Summary Compensation Table on pages 77-78 includes not only compensation elements actually paid in or with respect to 2017 (such as 2017 salary and cash incentives paid for performance periods that ended in 2017), but also (1) 2017 equity grants that provide a future incentive opportunity based on Comerica's performance, but which do not vest for several years and which, when realized, may differ in value from the amounts shown in the Summary Compensation Table, and (2) retirement values that will fluctuate each year based on market conditions and which are ordinary accruals under Comerica's existing plans and arrangements and are not determined by the Committee on an annual basis as part of the compensation decision-making process, as can be seen in the Summary Compensation Table between 2015 and 2016, as changes in the discount rate drove changes in pension accruals.

The table below shows compensation actually received by the CEO for 2017 – or his "realized pay" – as compared to the Summary Compensation Table totals. Realized pay includes salary, cash incentives paid for the measurement period ending 2017 (AEI and LTEI), any stock option exercises, SELTPP or RSA vestings that occurred in 2017 as well as 401(k) contributions for the year. Realized pay increased from 2017 to 2016 primarily due to Comerica's higher stock price in 2017, which resulted in greater option exercise activity and higher restricted stock values, as well as increased AEI and LTEI payouts related to Comerica's strong 2017 performance.

Compensation Philosophy and Objectives

We use our executive compensation programs to align the interests of executive officers with the interests of our shareholders. Our programs are designed to attract, retain and motivate leadership to sustain our competitive advantage in the financial sector, and to provide a framework that encourages outstanding financial results and shareholder returns over the long-term. We generally strive to set target compensation opportunities near the median of our peer group, with actual payouts in respect of variable compensation dependent on performance. We utilize a mix of variable compensation programs that measure long-term and short-term results with rewards delivered in cash and shares of Comerica's stock. This balanced approach towards compensation supports our business strategies, aligns with our pay for performance philosophy, and is reinforced through sound compensation governance to mitigate excessive risk taking.

PAY PRACTICES

What We Do Have:	What We Don't Have:

• Clawback policy in addition to Sarbanes-Oxley requirements	• Employment agreements*

• Forfeiture provisions which the Committee can utilize in the event of adverse risk outcomes to cancel all or part of outstanding, unvested stock awards	• Excise tax gross-up payments for change of control agreements entered into after 2008, and Comerica will not include this provision in future agreements

•

Robust stock ownership guidelines for both senior executives and the Board of Directors. The CEO is expected to own 6X his salary, the President 4X his salary and the NEOs 3X their salary; directors have a 5,000 share holding expectation

• Modified single trigger severance for change of control agreements entered into after 2008, and Comerica will not include this provision in future agreements

• Independent compensation consultant who works solely for the Committee and performs no other work for Comerica	• Repricing or replacing of underwater stock options or SARs without shareholder approval

• Prohibition on pledging or hedging shares by employees or directors	• Perquisites, which were eliminated for executive officers in 2010

• Post vesting holding requirement for directors. Vested restricted stock units are settled in Comerica Common Stock on the first anniversary of the director's separation of service from the Board.

• Annual non-binding say on pay vote

• Negative discretion which the Committee can utilize in determining incentive funding or award determinations

• Independent compensation committee comprised entirely of independent directors
*
Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on page 72.

ROLES AND RESPONSIBILITIES

Role of the Compensation Committee:

The Committee is responsible for overseeing the development and administration of our compensation programs, is comprised of independent directors, and reviews and approves all aspects of our executive compensation programs.

To aid the Committee in satisfying its responsibilities, the Committee retained Frederic W. Cook & Co. Inc., ("FW Cook") in June of 2013 to act as its independent consultant. FW Cook reports directly to the Committee and performs no other work for Comerica. As part of its annual review of FW Cook. in 2017, the Committee analyzed if hiring FW Cook would raise a conflict of interest. The Committee performed this analysis by taking into consideration the following factors:

  •
  Any other services provided to Comerica by FW Cook
  •
  The amount of fees FW Cook received from Comerica as a percentage of FW Cook's total revenue
  •
  Policies and procedures FW Cook utilizes to prevent conflicts of interest
  •
  Any business or personal relationship of the individual compensation advisor of FW Cook with any member of the Committee or an executive officer of Comerica
  •
  Any Comerica stock owned by FW Cook or the Committee's individual advisor
  •
  Any business or personal relationship of FW Cook with an executive officer of Comerica

With respect to the Committee's evaluation of FW Cook's independence, Comerica did not pay any fees to FW Cook in 2017 other than in connection with work performed for the Committee. During the analysis, FW 's primary representative to the Committee indicated that fees paid annually to FW Cook by Comerica are less than 1% of FW Cook's annual consolidated total revenue. He also discussed with the Committee various policies developed by FW Cook to safeguard the independence of the compensation advice it provides; indicated that he has no personal or business relationship with Committee members or executive officers at Comerica; indicated that he is not aware of any personal or business relationship between Comerica's executive officers and FW Cook; and indicated that neither he nor his immediate family members own any Comerica shares. The Committee determined, based on its analysis of the above factors that the work of FW Cook and the individual compensation advisors employed by FW Cook as compensation consultants to the Committee has not presented any conflict of interest.

Role of the Independent Compensation Consultant:

  •
  Attends Committee meetings
  •
  Provides independent advice to the Committee on current trends and best practices in compensation design and program alternatives and advises on plans or practices that may improve effectiveness
  •
  Furnishes the Committee with peer compensation data on the NEOs and non-employee directors to provide independent recommendation on compensation
  •
  Reviews the Compensation Discussion and Analysis section of the proxy statement
  •
  Evaluates the programs in light of regulatory expectations and provides feedback to the Committee
  •
  Helps the Committee ensure programs align executives with shareholders' interests

The compensation consultant does not separately meet with the CEO or discuss with the CEO any aspect of his compensation.

The Committee may consult with its independent compensation consultant as described above; however, the Committee uses its own judgment in making final decisions regarding the compensation paid to our executive officers.

Role of the CEO:

  •
  Provides compensation recommendations on the other NEOs and other members of the leadership team. The CEO leverages our internal compensation staff, led by our Chief Human Resources Officer, to aid in determining compensation recommendations
  •
  Assesses the corporate contribution and individual performance of each of his direct reports
  •
  Meets privately in executive session with the Committee to discuss talent management
  •
  Does not play a role in determining his own compensation.

PEER GROUP AND BENCHMARKING

The Committee utilized the following peer group to evaluate and understand market pay levels and practices among similarly situated financial institutions. To determine the peer group, the top 50 U.S. financial institutions based on asset size were reviewed using a variety of financial metrics (assets, revenue, net income, and market capitalization), business models, geographic locations and competition for talent. The same peer group is used in making financial comparisons for purposes of investor presentations. FW Cook provides feedback on the construct of the peer group.

2017 Peer Group
• BB&T Corporation	• KeyCorp
• BOK Financial Corp.	• M&T Bank Corp.
• Cullen/Frost Bankers Inc.	• Regions Financial Corp.
• Fifth Third Bancorp	• SunTrust Banks, Inc.
• First Horizon National Corp.	• Zions Bancorporation
• Huntington Bancshares Inc.

FW Cook generates a compensation analysis for the Committee based on our peer group's proxy data. Recognizing that peers may be bigger or smaller than Comerica, that Comerica's CEO is more tenured than the average of our peers, and that officer positions listed in the proxy vary from company to company, FW Cook's data is used only as a general indicator of compensation trends and pay levels and is not used to set specific compensation levels for the CEO or the other NEOs. The Committee reviews individual and company performance, historical compensation, as well as the scope of each position, to determine total compensation for the NEOs. We strive to be at the median of the marketplace on all elements of total compensation and expect variable compensation to increase or decrease relative to the median based on performance. Once total compensation targets are established, they are reviewed in relation to the market data to ensure they are both appropriate and competitive.

Additionally, on an annual basis, Comerica purchases several standard surveys from compensation specialists to evaluate compensation for our broader executive group and other employee positions.

Compensation Elements

PAY MIX ALLOCATION

Our pay mix allocation is heavily weighted towards variable compensation or "pay for performance." Placing more emphasis on pay for performance helps to incentivize and reward long-term value creation, which aligns with shareholder interests.

Our executives' total compensation is comprised of three primary elements: base salary, a short-term incentive and long-term incentives. The long-term incentives consist of the LTEI, stock options, RSAs and SELTPP units. The emphasis on variable compensation is illustrated below.

BASE SALARY

Base salary is used to compete in the market for talent and forms the foundation for our other reward vehicles. We provide competitive base salaries to our NEOs in recognition of their responsibilities. In addition to benchmark data, we consider the NEO's performance, experience, time in the position, contribution and internal parity. In determining if an adjustment should be made during our annual merit cycle, the CEO and Committee primarily consider the NEO's performance against the prior year's goals, along with any changes in responsibilities. To promote a performance culture, increases are not automatic or guaranteed.

INCENTIVE COMPENSATION

A summary of the plan designs are provided in the chart below.

SUMMARY OF 2017 INCENTIVE COMPENSATION

AEI	LTEI	SELTPP	RSA	Stock Option

Short-Term Cash Performance Program	Long-Term Cash Performance Program	Long-Term Equity Performance Program	Long-Term Equity Incentive	Long-Term Equity Incentive

Absolute EPS Excluding Non-Performance Items (75%)	Relative Average EPS Excluding Non-Performance Items Growth (50%)	Absolute ROCE Excluding Non-Performance Items	Vest over 5 years	Vest over 4 years

Absolute ROA Excluding Non-Performance Items (25%)	Relative ROA Excluding Non-Performance Items (50%)	Relative TSR – negative modifier

Annual Measurement Period (2017)	3 Year Historical (2015 – 2017)	3 Year Prospective (2017 – 2019)

These programs:

  •
  Utilize differing key metrics that align with financial performance and measure varying time horizons, providing a broader performance assessment
  •
  Incorporate both relative and absolute performance measures and a negative TSR modifier to align executives' interests with shareholders
  •
  Incorporate shareholder feedback
  •
  Align with regulatory expectations
  •
  Are subject to our clawback policy and, with respect to the equity awards, our forfeiture provisions

The AEI and LTEI are awarded pursuant to Comerica's shareholder-approved Management Incentive Plan ("MIP"). The SELTPP units are awarded pursuant to Comerica's shareholder-approved Amended and Restated 2006 Long-Term Incentive Plan ("2006 LTIP").

Short-Term Incentive (AEI)

The NEOs, along with other senior leaders within the organization (approximately 310), participated in the 2017 AEI. This program measured Comerica's absolute performance for one-year EPS excluding non-performance items and ROA excluding non-performance items against internal goals. The goals or metrics used to measure performance were established at the beginning of the year and approved by the Committee. Each metric is intended to be a robust measurement of performance that is aligned with our financial plan but does not incent excessive risk taking. Factors such as prior year performance, the forecasted economic and regulatory environment and strategic initiatives are all considered when establishing target performance.

We selected these metrics because they are commonly used by investors and analysts to evaluate a financial institution's performance. In addition, unlike other metrics that may be calculated differently, these metrics have a generally prescribed formula, and may be easily validated. We believe the use of measures that are well understood, transparent and based on the audited financial results of

Comerica are the foundation of a responsible incentive program that rewards performance without encouraging participants to take excessive risk.

Metrics: • Absolute EPS excluding non-performance items versus goal – weighted 75% • Absolute ROA excluding non-performance items versus goal – weighted 25% Measurement Period: • One-year prospective
Corporate Funding: • Below 75% of goal = no funding • 75% of goal = threshold funding (50%) • 100% of goal = target funding (100%) • 125% of goal = maximum funding (200%)
• Funding increases by 4% for every 1% of achievement above target performance and decreases 2% for every 1% below target performance.

2017 Annual Performance

Metric	CMA Goal	CMA Actual Performance	Achievement
Absolute EPS Excluding Non-Performance Items	$3.75	$4.90	131%
Absolute ROA Excluding Non-Performance Items	0.93%	1.23%	132%
Total Weighted Achievement			131%
Total Payout as a Percent of Target			200%

Funding Percentage Calculation

For 2017, funding resulted in a 224% achievement, which is above the AEI's maximum allowed target of 200%.

Individual incentive targets for the AEI:

Level	Target	Maximum

CEO	100%	200%
President	95%	190%
CFO	75%*	150%
Other NEOs	65%	130%

  *
  For 2017, the CFO target was increased to align with the market and better reflect the role of the CFO within the organization.

CEO Individual Funding Example:

Incentive Target × Funding Percentage × Base Salary
100% × 200% × Base Salary = CEO Funding

Funding is formulaic, but the Committee retains negative discretion to reduce overall funding and, in addition, individual awards can be reduced if individual goals are not achieved.

Each NEO had a target opportunity under the 2017 AEI expressed as a percentage of base salary. Funding under the program is a product of base salary, the AEI target opportunity and the funding percentage.

2017 Performance Goals

Each year, Comerica undertakes a robust planning process to identify areas of opportunity from both a revenue and expense standpoint. Several factors are considered, such as strategic initiatives, shareholder expectations, current economic environment and potential regulatory changes. Utilizing these factors, an internal goal is set that is balanced in that it requires rigor and focus to achieve, but does not incent excessive risk-taking. As you can see in the chart above, the goals increased significantly from 2016 to 2017. The increase was intended to act as a driver to ensure senior officers were focused on implementing key goals outlined in the GEAR Up initiative.

This formula was used to calculate the corporate funding. 2017 individual awards were determined based on an assessment of individual performance. The Committee reserves the right to reduce the corporate funding and has used this discretion in prior years to adjust funding under the one-year cash incentive program downward to better align incentives with Comerica's overall performance. The Committee cannot increase overall AEI funding, nor can it increase awards to employees covered under Section 162(m) of the Internal Revenue Code to exceed the funded amount.

EPS is calculated based on net income attributed or allocated to common shareholders, and ROA is calculated based on net income. The after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, deferred tax adjustment and restructuring charges incurred during the year, if applicable, were added back to reported net income available to common shareholders and net income to determine EPS excluding non-performance items and ROA excluding non-performance items, respectively. For 2017, restructuring charges (after-tax) and a charge to adjust deferred tax assets related to a change in the Federal corporate tax rate under the Tax Cuts and Jobs Act were added back to reported net income available to common shareholders and net income.

Long-Term Incentives

The long-term incentives are comprised of four components: the LTEI, stock options, RSAs and the SELTPP units. Using a mix of both cash and equity allows us to motivate and retain our NEOs, as well as align executives with Comerica's performance over multiple years. Our cash program, the LTEI, measures long-term historical performance, while equity awards measure Comerica's future performance both on achieving specified goals during a three-year performance period and through changes in stock price.

Overall, our long-term incentives emphasize performance-based awards, as you can see in the chart below.

LTEI

Metrics:

•

Relative three-year average growth of EPS excluding non-performance items – weighted 50%

•

Relative ROA excluding non-performance items – weighted 50%

Measurement Period:

•

Three-Year Historical: 2015-2017 for 2017

  Funding Scale:

2017 LTEI Funding Scale

Rank	Funding
1	200%
2	180%
3	160%
4	140%
5	120%
6	100%
7	80%
8	60%
9	40%
10	0%
11	0%
12	0%

  Funding percentages for each ranking are reviewed in conjunction with individual incentive targets to ensure that performance at median approximates median pay levels, performance below median provides compensation below median pay levels, and performance above median compensation provides above median pay levels. No funding is provided if Comerica ranks in the bottom quartile.

  2015 – 2017 Funding:

    For the three-year period ending in 2017, Comerica ranked third among peers in average EPS excluding non-performance items growth and tenth in ROA excluding non-performance items among peers. The program did not fund in 2015 or 2016.

Three-Year Relative EPS Excluding Non-Performance Items Growth:	3rd place ranking
Three-Year Relative ROA Excluding Non-Performance Items:	10th place ranking

  Individual Incentive Targets:

    When Comerica performs at median (6th place) against our peers, compensation will approximate market median utilizing the funding scale outlined above.

Level	Target	Maximum

CEO	70%	140%
President	60%	120%
CFO	40%	80%
Other NEO	32.5%	65%

*
For 2017, the CFO target was adjusted to align with the market and better reflect the role of CFO within the organization.

  CEO Individual Funding Example:

Incentive Target × Total Achievement × Base Salary
70% × 80% × Base Salary = CEO Funding

Funding is formulaic, but individual awards can be reduced if individual goals are not achieved.

The Committee reserves the right to reduce the corporate funding to better align incentives with Comerica's overall performance, not just relative performance.

In computing and comparing Comerica's three-year average EPS excluding non-performance items growth and ROA excluding non-performance items performance to that of its peers, Comerica's annual performance was measured on a calendar year basis, while for its peers, the annual performance measurement period comprises the first three quarters of the calendar year plus the fourth quarter of the prior calendar year. The difference in measurement periods between Comerica and its peers was necessitated by the timing of publicly available peer data required for the calculations. EPS is calculated based on net income attributed or allocated to common shareholders, and ROA is calculated based on net income. For both Comerica and its peers, the after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, deferred tax adjustment and restructuring charges incurred during the year, if applicable, was added back to reported net income available to common shareholders and net income to determine EPS excluding non-performance items and ROA excluding non-performance items, respectively. To determine the average EPS excluding non-performance items growth and ROA excluding non-performance items over a three-year period, one-year computations are completed and averaged over the three-year performance period. For the awards made with respect to performance periods ending December 31, 2017, adjustments were made to Comerica's diluted EPS and ROA for restructuring charges (after-tax) related to GEAR Up and a charge to adjust deferred tax assets related to a change in the Federal corporate tax rate under the Tax Cuts and Jobs Act. See Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Comerica uses a mix of equity vehicles which include stock options, RSAs and SELTPP units.

	Stock Options	Restricted Stock	SELTPP

Percent of Long-term Equity Awards	10%	15%	75%

Stock Options

Stock options align management with shareholders by providing value only if Comerica's stock price increases. We grant non-qualified stock options that vest 25% per year over four years and have a term of 10 years. The exercise price is based on Comerica's closing stock price on the date of grant.

RSAs

RSAs are utilized to provide balance to our total compensation program and help build long-term value that is realized with continued employment. RSAs comprise 15% of the equity awards. The shares vest 50% in year three, 25% in year four and 25% in year five for all awardees.

SELTPP

The SELTPP is a forward-looking equity performance program.

Metrics: • Comerica's average return on common equity excluding certain non-performance items ("ROCE excluding non-performance items") versus goal • Relative TSR modifier

  In order to establish the three-year ROCE excluding non-performance items goal, Comerica's Finance and Human Resources departments worked together to model several possible performance outcomes based on various economic and operating factors. The results of this modeling were analyzed to set a goal which can be achieved with solid, sustained performance over the measurement period. Utilizing this analysis, the Committee established the performance goal for the three-year measurement period. The targets represent strong, yet achievable levels of performance based on current information available and various future scenarios.

  TSR, measured against the KBW Bank Index, acts as a negative modifier that can reduce the payout percentage. TSR performance cannot increase the payout percentage.

  Measurement Period:

    •
    Three-Year Prospective: 2017-2019 for the 2017 grant.

  Target Awards:

    •
    Target awards are granted at the beginning of the measurement period.
    •
    A payout percentage will be calculated based on Comerica's long-term ROCE excluding non-performance items versus the goal.
    •
    The ROCE excluding non-performance items calculated payout percentage will be reduced by 10 percentage points if Comerica's three-year TSR ranks in the bottom quartile of the KBW Bank Index.

  Key Features:

    •
    50% of the target award will be distributed at threshold performance.
    •
    100% of the target award will be distributed if the ROCE excluding non-performance items goal is achieved.
    •
    150% of the target award will be delivered at maximum performance.
    •
    The TSR modifier can reduce the award but cannot increase the award.
    •
    If threshold performance is not achieved, the target award is forfeited.
    •
    The same payout percentage will be applied to the dividends that accrue over the measurement period. Dividends will be paid out in cash at settlement for the shares underlying the vested portion of the award.
    •
    The awards are settled in shares of Comerica stock at the end of the performance period.

If threshold performance is not achieved, the target SELTPP award is forfeited

  Performance Targets and 2017 Funding:

In 2015, Comerica granted restricted stock units under the SELTPP. These awards were eligible to vest based on Comerica's ROCE excluding non-performance items over a three-year period (2015-2017) relative to a goal ROCE excluding non-performance items established at the beginning of the performance period. When the target was set in January 2015, Comerica was facing a challenging economic environment, with no anticipated interest rate rise, and was experiencing uncertainty due to recently issued or proposed capital rules. The Committee strived to set a goal that could be achieved with solid, sustained performance over the measurement period. Additional restricted stock unit awards were granted under the SELTPP in each of January 2016 and 2017. Targets increased incrementally in 2016 as Comerica gained a better understanding of new capital and liquidity rules and saw the first interest rate rise. In 2017, following the launch of Comerica's GEAR Up initiative and the second interest rate rise in December 2016, the Committee significantly increased the target as shown below. Following Comerica's strong 2017 performance, the 2018 targets are substantially above the targets for the awards paid out in February 2018.

ROCE Excluding Non-Performance Items Targets

	2015-2017 Performance Period	2016-2018 Performance Period	2017-2019 Performance Period	2018-2020 Performance Period

Target	7.5%	8.0%	9.0%	12.0%

Threshold	2.5%	3.0%	6.0%	8.0%

Target Range	6.5%-8.5%	7.0%-9.0%	8.0%-10.0%	11.0%-13.0%

Maximum	12.5%	13.0%	12.0%	16.0%

TSR Modifier	–10% for bottom quartile	–10% for bottom quartile	–10% for bottom quartile	–10% for bottom quartile

Performance targets are not intended to be predictions of future events or other forms of forward-looking statements, and should not be relied upon for any purpose outside the context of this Compensation Discussion and Analysis.

In addition to the three-year ROCE excluding non-performance items target, the SELTPP grants also measure relative TSR over the performance period against the KBW Bank Index. The TSR component can act as a negative modifier to reduce the payout percentage if Comerica ranks in the bottom quartile of the index.

The 2015 SELTPP grants were settled in February 2018 following the end of the performance period. Performance results are described below.

2015—2017 SELTPP Performance

Metric	Target	Actual Achievement	Payout as a % of Target Award	Negative Modifier Applied
3 Year Average ROCE Excluding Non-Performance Items	7.5%	7.87%	100.7%	No
TSR Modifier		1st Quartile

2015-2017 SELTPP Award Vesting

	2015 Target Award	Performance Adjusted Shares Distributed

Mr. Babb	63,800	64,246

Mr. Duprey	9,480	9,546

Mr. Farmer	14,620	14,722

Mr. Buchanan*	N/A	0

Mr. Michalak	7,090	7,139

*Mr. Buchanan was hired at the end of 2015 and therefore did not receive a SELTPP award in 2015

The after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, and restructuring charges incurred during the year, if applicable, were added back to reported net income to determine ROCE excluding non-performance items. To determine ROCE excluding non-performance items over a three-year period, one-year computations are completed and averaged over the three-year performance period. For the awards made with respect to performance periods ending December 31, 2017, adjustments were made to Comerica's 2017 ROCE for restructuring charges related to GEAR Up. The charge from the change in the Federal corporate tax rate under the Tax Cuts and Jobs Act was not subtracted from reported net income when calculating performance metrics and did not benefit the SELTPP payout. See Annex A for a reconciliation of non-GAAP and GAAP measures presented.

OTHER BENEFITS PROGRAMS AND COMPENSATION

Comerica offers all of its employees customary health, welfare and retirement benefit programs typical at most companies. These include healthcare, life insurance, disability, dental and vision insurance and relocation benefits, as well as an employee stock purchase program and retirement programs.

Employee Stock Purchase Plan

Employees can participate in an Employee Stock Purchase Plan ("ESPP"), which provides participants a convenient and affordable way to purchase shares of Comerica Common Stock without being charged a brokerage fee. Comerica provides a match on qualifying contributions provided the employee does not make any withdrawals during the applicable time period. Employees can receive a 15% quarterly match and a 5% annual match, with total match dollars capped at $5,000 per employee per year. This encourages stock ownership for all colleagues.

Retirement Benefits

Retirement benefits allow Comerica to attract and retain employees and provide avenues for colleagues to save for retirement. Comerica does not have a mandatory retirement age for its executives; however, certain retirement benefits are tied to the participant's achievement of age and service requirements. See "Potential Payments upon Termination or Change of Control at Fiscal Year-End 2017" for more information.

•
401(k) Plan

Eligible employees can participate in Comerica's 401(k) plan, which includes a 100% match on salary deferrals up to 4% of qualified earnings (up to the IRS compensation limit) and provides immediate vesting of employer matching contributions.

•
Retirement Income Account Plan

Comerica made significant changes to its retirement programs effective January 1, 2017. The pension plan and supplemental executive retirement plans were amended and restated as the Retirement Income Account ("RIA") Plan and the Supplemental Retirement Income Account ("SRIA") Plan, and will be used for all eligible colleagues going forward. By making these changes, Comerica is able to provide valuable retirement benefits in a cost-effective, sustainable manner.

Key Features:

  •
  The RIA/SRIA plans are defined benefit cash balance plans that provide eligible participants monthly contribution credit of 3% to 6% of eligible compensation based on the sum of the participant's age and service as shown below.

Age + Service Points	Comerica Contribution

Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60+	6.0%

  •
  Comerica provides a monthly interest credit based on the annual rate of interest for 30-year Treasury securities as of November preceding the applicable plan year, divided by 12. As required by the IRS, the interest rate offered will not be less than 3.79%. The plans cap the interest rate at 8%.
  •
  The SRIA plan provides contribution credits and interest at the same level as the RIA for compensation in excess of the IRS pay cap, which was $270,000 in 2017, and on compensation that is deferred under Comerica's deferred compensation plans.
  •
  Colleagues that participated in the pension plan prior to January 1, 2017 will also receive the frozen benefit accrued under the prior final average pay formula through December 31, 2016.
  •
  For colleagues closest to retirement (at least age 60 on December 31, 2016), Comerica provides a benefit at retirement that is the greater of the benefits determined under the former pension plan and supplemental executive retirement plans continuing or the benefits under the RIA/SRIA Plans. Of Comerica's NEOs, Mr. Babb is eligible for this option.

For more information on the RIA and the SRIA, please see the "Pension Benefits at Fiscal Year-End 2017" table and accompanying text.

PERQUISITE POLICY

Effective June 30, 2010, Comerica eliminated all of its perquisite programs for executive officers. Additionally, Comerica has never allowed the personal use of corporate aircraft, except in the event of an emergency, in which case the executive is required to reimburse Comerica for the full incremental cost of such use.

LOOKING FORWARD - 2018 COMPENSATION DESIGN CHANGES

Throughout 2017, the Committee, along with management, undertook an extensive review of our compensation programs for 2018 based on shareholder feedback and an evolving regulatory environment. As a result of that analysis, significant design changes have been put in place for the 2018 incentive program. These changes were developed in consideration of the following goals:

  •
  Incorporate shareholder feedback
  •
  Provide transparency for both shareholders and participants
  •
  Remain competitive to market
  •
  Deemphasize relative performance goals
  •
  Comply with regulatory expectations
  •
  Align compensation programs with our pay for performance philosophy
  •
  Reinforce long-term performance

2018 SHORT-TERM INCENTIVE

Comerica's short-term cash incentive program will continue to be the Annual Executive Incentive Program, or "AEI" and remains in place with no changes to the metrics, weighting or performance parameters. Some of the incentive opportunity previously available under the LTEI has been reallocated to the AEI. The AEI measures EPS excluding non-performance items and ROA excluding non-performance items versus goal over a one-year performance period. Details about the program structure can be found on pages 58-61.

Individual incentive targets for the AEI as a percent of salary:

Level	Target	Maximum

CEO	115%	230%
CFO	90%	180%
President	105%	210%
Other NEOs	80%	160%

2018 LONG-TERM INCENTIVES

Long-Term Cash Incentive

Comerica's long-term cash incentive program will be eliminated. Elimination of this program aligns with feedback received from investors and regulators and better aligns Comerica's executive compensation program design with other financial institutions. The total compensation opportunity provided through our cash and equity programs was market competitive before the decision to eliminate the LTEI was made. For 2018, the incentive opportunity previously provided under the LTEI was redistributed among the short-term cash incentive plan and long-term equity incentives in order to retain market competitive compensation while addressing investor and regulator concerns.

Long-Term Equity Incentives

Equity incentives will include stock options, RSUs, and performance stock units (SELTPP units). Each element is described below. The equity mix for 2018 differs from prior years, but better aligns executive pay with the market, supports Comerica's pay for performance philosophy, and functions as an important retention tool.

Individual long-term targets and equity mix:

Level	Target

CEO	$4,300,000
CFO	$800,000
President	$1,500,000
Other NEOs	117% of base salary

2018 Equity Mix

	SELTPP	RSU	OPTIONS

NEOs	65%	25%	10%

Stock Options

Stock options continue to be a component of our equity program. The key attributes of our stock option program did not change (exercise price is equal to the closing price on the date of the grant, ratable vesting over 4 years, 10-year term). Stock options comprise 10% of the NEOs' equity incentives.

Time-Based Restricted Stock & RSUs

Beginning in 2018, RSAs will no longer be awarded as part of our annual grant process. Instead, RSUs with a retirement provision will be utilized. The five-year vesting schedule remains unchanged, and dividends will accumulate and be paid when the units are distributed.

Senior Executive Long-Term Performance Program (SELTPP)

No structural changes were made to the program; however, the participation will be expanded in 2018 to incorporate all senior officers, in addition to the executive officers. By providing performance shares in addition to time-based shares, all senior officers will be focused on the same goals for both the short-term and long-term incentives. SELTPP units comprise 65% of the NEOs' equity incentives. Additional details about the program structure can be found on pages 64-66.

SUMMARY OF 2018 COMPENSATION DESIGN CHANGES

AEI	SELTPP	RSU	Stock Option

Short-term Cash Performance Program	Long-Term Equity Performance Program	Long-Term Equity Incentive	Long-Term Equity Incentive

Absolute EPS Excluding Non-Performance Items (75%)	Absolute ROCE Excluding Non-Performance Items

Absolute ROA Excluding Non-Performance Items (25%)	Relative TSR – negative modifier	Vest over 5 years • 50% in year 3 • 25% in year 4 • 25% in year 5	Vest over 4 years • 25% per year

Annual Measurement Period	3 Year Prospective

Pays out after 1 year performance period	Vests 100% after 3 years

The new programs for 2018:

  •
  Maintain effective elements from the current programs to provide consistency for participants
  •
  Further align compensation with regulatory expectations
  •
  Provide market competitive compensation opportunities to attract talented executives
  •
  Utilize a mix of different equity vehicles to incentivize long-term value creation

The Committee and management both conducted thorough reviews of the 2018 plans and were comfortable that the new programs meet our objectives to ensure the compensation programs demonstrate a strong pay for performance linkage, reflect good governance and are consistent with appropriate industry practices. Additionally, the 2018 plan will continue to support GEAR Up initiatives and fuel our pursuit of maximum growth and productivity. The Committee will continue to consider shareholder feedback, as well as evolving executive compensation practices and regulatory requirements, in the future when designing executive compensation programs.

Other Compensation Practices and Policies

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines that encourage senior officers, including the NEOs, to own a significant amount of Comerica stock. The stock ownership guidelines are a multiple of annual base salary. Senior officers have five years from the time they are named to a senior leadership position to achieve the targeted ownership levels. If, after five years, the individual does not meet the ownership guideline, he/she will be required to retain 50% of all after-tax shares from RSA vestings or stock option exercises.

Internal Grade Level	Salary Multiple

CEO	6X
President	4X
EVP (Level II)	3X
EVP (Level I)	2X
SVP	1X

Utilizing stock ownership guidelines helps to align leadership with shareholder interests and to reinforce focus on the long-term success of Comerica. For purposes of the stock ownership guidelines, stock ownership includes:

  •
  Unvested shares of time-based RSAs or RSUs;
  •
  All shares owned by the senior officer;
  •
  Shares held in trust where the senior officer retains beneficial ownership; and
  •
  Any shares accumulated through employee benefit plans, such as deemed investments in Comerica Common Stock under a deferred compensation plan.
  •
  SELTPP shares are not counted towards ownership until they are vested and shares are distributed to the participants.

As of December 31, 2017, all active NEOs who have held their current title for at least five years have met their respective stock ownership guideline levels.

RESTRICTIONS ON HEDGING AND PLEDGING

Comerica has adopted a policy prohibiting transactions by employees and directors that are designed to hedge or offset any decrease in the market value of Comerica's equity securities. Employees and directors are also prohibited from holding Comerica's securities in a margin account or pledging Comerica's securities as collateral for a loan.

EMPLOYMENT CONTRACTS AND SEVERANCE OR CHANGE OF CONTROL AGREEMENTS

Change of Control Agreements

We maintain change of control agreements with all of our NEOs. Change of control agreements are customary in the banking industry and among our peers and aid us in attracting and retaining executives. The goal of these agreements is to make an executive neutral to any change of control by reducing personal uncertainty. In addition, they encourage continuity in management through the completion of a transaction.

If a change of control of Comerica occurs, each NEO will have a right to continued employment for a period of 30 months from the date of the change of control (the "Employment Period").

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

If Comerica terminates the executive's employment for a reason other than cause or disability, or the executive terminates for good reason during the Employment Period, the agreement provides the following severance benefits ("Change of Control Benefits"):

  •
  any unpaid base salary through the date of termination;
  •
  a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year following the change of control ("highest annual bonus");
  •
  an amount equal to three times the sum of the executive's annual base salary plus the executive's highest annual bonus;
  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's pension and excess defined benefit plans or RIA/SRIA plans, as applicable, if he or she continued to be employed for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;
  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period; and
  •
  outplacement services.

These amounts would be paid in a lump sum with the exception of the health, accident, disability and life insurance benefits and the payment of outplacement services, which would be paid as the expenses were incurred. All payments would be made by Comerica or the surviving entity.

Change of control agreements entered into in 2008 and before included an excise tax benefit and a window period feature. Accordingly, Mr. Babb, Mr. Farmer and Mr. Duprey would also receive the Change of Control Benefits if they resigned for any reason within the 30 days after the one-year anniversary of the change of control. Additionally, if any payment or benefit to Mr. Babb, Mr. Farmer or Mr. Duprey under the agreement or otherwise were subject to the excise tax under Section 4999 of the Internal Revenue Code, they would receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) did not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments would be made with respect to the excise tax, and the payments otherwise due to Mr. Babb, Mr. Farmer, or Mr. Duprey would be reduced to an amount necessary to prevent the application of the excise tax. Change of control agreements entered into after 2008 provide that payments and benefits will be reduced to the amount necessary to prevent the application of the excise tax if such reduction would result in the executive retaining a greater amount on a net after-tax basis than if they were not reduced.

Mr. Michalak is party to a change of control agreement that is similar to the change in control agreements described above, but which (1) only provides for two years' base, bonus, retirement plan accrual and insurance instead of three years; (2) includes an excise tax benefit and (3) does not include a window period feature as described above.

Comerica has not entered into any new agreements after 2008 that include the excise tax benefit and window period provisions. Furthermore, Comerica will not include these provisions in new agreements going forward.

Supplemental Pension and Retiree Medical Agreement with Ralph W. Babb, Jr.

On May 29, 1998, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with Mr. Babb, which is designed to make him whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. The agreement was entered into pursuant to an understanding reached when Mr. Babb was hired. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under the pension plan had he been employed by Comerica since 1978, less amounts received by him under both the pension plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement. For additional information on Mr. Babb's supplemental pension arrangements, please see the table below on pages 85-87 entitled, "Pension Benefits at Fiscal Year-End 2017."

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Awards granted under the AEI, LTEI and SELTPP, as well as stock options (other than those granted to executive officers for services during our TARP participation period from November 14, 2008 to March 17, 2010), are intended to be tax deductible under Section 162(m) of the Internal Revenue Code, which historically limited the tax deductibility of annual compensation paid to executives to $1 million, unless the compensation qualified as "performance-based."

The aggregate nondeductible portion of cash compensation paid or earned with respect to 2017 performance and of any value received in 2017 from prior equity awards is estimated to be approximately $13.1 million. The primary component of this nondeductible compensation is the value of RSAs granted in prior years that vested in 2017, which did not satisfy the performance-based award exception under Section 162(m) of the Internal Revenue Code. At a 36.9% effective tax rate, the aggregate cost to Comerica associated with the inability to deduct this compensation in 2017 is approximately $4.8 million, or approximately $0.028 per share outstanding as of December 31, 2017.

On December 22, 2017, with the enactment of the tax reform bill, the performance-based compensation award exception under Section 162(m) was eliminated, making all compensation paid to a NEO that is greater than $1 million per year non-deductible, and the limitation on deductibility generally was expanded to include all individuals who are considered covered employees in any year beginning after December 31, 2016. As a result, compensation paid to our NEOs in excess of $1 million may not be deductible for taxable years commencing after December 31, 2017, subject to limited transition relief for arrangements in place as of November 2, 2017, the scope of which is uncertain. Further, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Despite the change in law, the Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of the Company and its shareholders.

STOCK GRANTING POLICY

Comerica's stock-based grants are governed by the Stock Granting Policy. In general, the policy states that annual stock-based grants to eligible employees will be made once per year during the first regularly scheduled meeting of the Committee in a calendar year. This meeting typically takes place toward the end of January.

The Stock Granting Policy also governs the granting of off-cycle awards. Off-cycle awards include such things as grants to new hires and grants for retention purposes or special recognition. With respect to grants made to newly hired employees, the grant date is typically determined based on their start date with Comerica. Generally, individuals who start employment during the first half of the month will receive their grant on the last day of that month, and individuals who start employment during the last half of the month will receive their grant on the 15th day of the subsequent month. In all cases, the grant date will be adjusted if the prescribed date is not a trading day for the NYSE. The exercise price of stock options is the closing price of Comerica's stock on the grant date. Other off-cycle awards are normally approved at a regularly scheduled meeting of the Committee, and the grant date is the date of the Committee meeting. Additionally, the CEO may make off-cycle option, restricted stock or RSU grants to existing employees who are not executive officers for promotions and for retention purposes. Such grants are made on the same schedule as off-cycle grants approved by the Committee and may not exceed 5,000 shares per individual per calendar year.

CLAWBACK POLICIES

Comerica has the following clawback policies and provisions:

•
Recoupment policy in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and shareholder feedback. The recoupment policy provides that in the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of certain incentive-based compensation received by any current or former executive officer during the three-year period preceding the date on which the accounting restatement is required. The clawback pertains to any excess income derived by a senior or executive officer based on materially inaccurate accounting statements.
•
Clawback provision of the Sarbanes Oxley Act of 2002, which generally requires our Chief Executive Officer and Chief Financial Officer to reimburse us for any bonus or other incentive- or equity-based compensation and any profits on sales of Comerica stock that they receive within the 12-month period following the issuance of financial information if there is an accounting restatement because of material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws.
•
Clawback provisions of our shareholder-approved 2006 LTIP, which provide that the Committee has the express right to cancel an option or RSA grant if the Committee determines in good faith that the recipient has engaged in conduct harmful to Comerica, such as having: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) been terminated for cause; (vi) engaged in any activity in competition with our business or the business of any of our subsidiaries or affiliates; or (vii) engaged in conduct that adversely affected Comerica.
•
Forfeiture provisions for our equity incentives to ensure they do not encourage excessive risk taking. The forfeiture provisions allow for the Committee to cancel all or a portion of any unvested awards (SELTPP units, stock options, RSUs or RSAs) if the participant fails to comply with Comerica policies or procedures, violates any law or regulations, engages in negligent or willful misconduct, engages in activity resulting in a significant or material Sarbanes-Oxley control deficiency or demonstrates poor risk management or lack of judgment in the discharge of Company duties, and such action demonstrates an inadequate sensitivity to the inherent risks of the participant's division and results in or is likely to result in a material impact (financial or reputational) to Comerica.

COMPENSATION POLICIES AND PROCEDURES THAT AFFECT RISK MANAGEMENT

Since 2011, Comerica, similar to other large banking organizations, has been subject to a continuing review of incentive compensation policies and practices by regulatory bodies. In our case, this has included representatives of the Federal Reserve Board, the Federal Reserve Bank of Dallas and the Texas Department of Banking. As part of that review, we have undertaken a thorough analysis of all the incentive compensation programs throughout the organization, the individuals covered by each plan and the risks inherent in each plan's design and implementation. We use incentive compensation plans as part of the total reward package for a significant number of employees, as well as our executive officers. In this section, we describe some of our policies regarding use and management of incentive compensation plans, and how we manage risks arising from the use of incentive compensation.

How We Consider Risk When Structuring Incentive Compensation Programs

•
Our Philosophy.  Some risk-taking is an inherent part of operating a business. However, we strive to embed a culture of risk management throughout Comerica. Our compensation programs are designed to encourage prudent risk management and discourage inappropriate risk-taking by utilizing a diverse portfolio of incentive compensation programs and risk balancing mechanisms for our executives and other senior employees that is expected to reward the desired behavior and results.
•
Our Programs.  To appropriately allocate risk, we use different incentives, based on job type. For example, our NEOs and senior officers participate in the MIP, which is the vehicle that provided the AEI and LTEI. Participating employees generally have broader, Comerica-wide and/or strategic responsibilities. Accordingly, MIP award funding is based on corporate performance (EPS excluding non-performance items and ROA excluding non-performance items). Other employees participate in incentive plans designed to support the business objectives of the line of business in which they reside, such as commission plans that measure sales and customer satisfaction.

How We Identify Potential Risks Arising from Incentive Compensation

•
Through Board Review.  The Committee, at least annually, reviews the structure and components of our compensation arrangements, the material potential sources of risk in our business lines and compensation arrangements, and various policies and practices of Comerica that mitigate this risk. Within this framework, the Committee discusses the parameters of acceptable and excessive risk-taking and the general business goals and concerns of Comerica, including the need to attract, retain and motivate top tier talent. In particular, the Committee focuses on the risks associated with the design of each plan, particularly higher risk incentive plans, the mitigation factors that exist for each plan, additional factors that could be considered and an overall risk assessment with respect to the plans. The risks with regard to employee compensation plans are assessed based on the plan design features and financial impact (i.e., the potential award size) of each plan. Plan design features that could increase risk, if not for the presence of mitigating factors, have been identified as follows: uncapped sales commissions, plans with significant maximum payouts, and plans without a link to corporate performance or business line results. All of our plans have links to corporate or business line results that allow for funding to be adjusted downward, and our governance procedures ensure awards are reviewed for appropriateness before they are distributed.
•
Through Third-Party Review.  In 2017, Comerica's management engaged Willis Towers Watson, a nationally-known consulting firm, to assist Comerica with its risk assessment of non-executive employee compensation plans. The assessment was intended to help Comerica identify attributes of our incentive plans which may incent excessive risk or governance and control procedures which may need to be strengthened around incentive administration. A detailed review was conducted in 2017 for 2018 plan design, and Towers Watson's report indicated that none of our 2017 plans appeared to be structured in a manner that would encourage behavior that might lead an eligible participant to take excessive business risks. The same independent review will be conducted in 2019 for consideration of 2020 plan decisions.

How We Manage Potential Risks Arising from Incentive Compensation

•
By using internal controls to mitigate business risk.  Internal controls include the following: a clear separation of operation and production/origination roles; having employees in different roles work in concert with one another so that one individual cannot take risky actions independently, and a robust internal audit process to provide oversight.

•
By identifying "risk-taking" employees throughout the organization.  Using the principles articulated in Federal Reserve guidance, Comerica created a systematic methodology to review our entire population based on their job function and specifically considered the inherent risk associated with each position to identify our risk-taking employees. Clear identification of the "risk takers" allows Comerica to ensure their compensation arrangements do not encourage excessive risk-taking.
•
By using risk balancing mechanisms when developing incentive plans and allocating awards.  Several different types of risk balancing mechanisms are employed when designing our incentive compensation plans. The type of mechanism is tailored to the tail risk associated with the objectives of the incentive plan. Some examples of these mechanisms include: clawbacks, performance vesting of compensation, payment deferrals, multi-year performance periods, discretionary judgments, holdbacks and cancelation provisions at the individual and plan level. Overall incentive plan funding calculations are based on business results. The allocation of the resulting incentive pools to specific executives, on the other hand, is based on each such executive's individual performance, pursuant to manager recommendations made in accordance with our Discretion Policy. The Discretion Policy was adopted in 2012 and outlines consistent, methodical and transparent guidelines that incorporate the evaluation of risk behaviors for the use of discretion in determining awards for risk-taking employees.
•
By maintaining a strong governance process to manage employee compensation plans.  We have a Business Unit Incentive Oversight Committee ("BUIOC") comprised of executives who, each year, review and approve incentive plans for non-executive officers. The BUIOC was established by the Committee. Members of our executive steering committee are responsible for reviewing incentive awards and/or award components for risk-taking employees that are based on management discretion, ensuring a robust review of incentive plans from design to payout. In addition, a key risk leader working group identifies risks throughout the organization which could have an impact on incentives. Items identified by this group are shared with the CEO and the Committee as appropriate to consider when reviewing recommended incentive awards. This helps to ensure we are evaluating compensation on a comprehensive basis and in the context of risk outcomes and behaviors.
•
By subjecting incentive compensation to a recoupment (clawback) policy and forfeiture provisions.  The recoupment policy was implemented in 2010 and expanded to cover additional officers in 2016. It is explained more fully on page 73. The forfeiture provisions also are explained more fully on page 73.
•
By using performance measures that include or adjust for risk.  Under the MIP, we use performance metrics that are closely correlated to shareholder return. These implicitly include an important risk focus. Under other incentive plans, we incorporate risk adjustment tools (such as profitability measures, risk ratings, probability of default, etc.), in addition to performance against strategic goals in determining award amounts. All plans allow for the cancelation or reduction of funding for unforeseen events that impact the business line's or Comerica's results.,
•
By monitoring risk outcomes in the marketplace.  In order to ensure our practices and oversight are strong and to guard against unintended outcomes, we monitor the outcomes of other financial institutions. As issues are identified, our own practices and controls are reviewed to help mitigate risk in our own programs.
•
By establishing a culture averse to aggressive sales practices.  A variety of reviews are conducted, including incentive plans, managerial practices, sales goals and performance metrics to ensure they encourage the development and maintenance of customer relationships.

Based on the factors identified above, we have determined that risks arising from Comerica's employee compensation plans are not reasonably likely to have a material adverse effect on

Comerica. Further, it is both the Committee's and management's intent to continue to review our plans and procedures going forward by monitoring regulations and best practices with regard to sound incentive compensation.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The information contained in the Governance, Compensation And Nominating Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica's proxy statement.

The Governance, Compensation and Nominating Committee

Richard G. Lindner, Chairman
Roger A. Cregg
Jacqueline P. Kane
Barbara R. Smith
Michael G. Van de Ven
February 27, 2018

Compensation Tables

The following table summarizes the compensation of our NEOs: the Chief Executive Officer of Comerica, the current and the former Chief Financial Officers of Comerica, and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2017.

2017 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)		All Other Compensation(6) ($)	Total ($)
Ralph W. Babb, Jr.	2017	1,287,116	0	3,182,436	357,294	3,302,400	3,955,068		10,800	12,095,114
Chairman of the Board	2016	1,265,000	0	3,187,714	359,281	1,265,000	3,854,694	(5)	10,600	9,942,289
and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2015	1,289,327	0	3,193,445	356,208	1,239,700	770,739		10,600	6,860,019
David E. Duprey	2017	621,231	0	729,400	81,872	1,135,680	219,412		12,050	2,799,645
Executive Vice	2016	573,731	0	698,698	53,378	390,000	357,648		13,946	2,087,401
President and Chief Financial Officer, Comerica Incorporated and Comerica Bank	2015	545,289	0	474,469	52,931	340,795	87,957		15,613	1,517,054
Curtis C. Farmer	2017	718,577	0	994,575	111,679	1,701,080	44,533		10,800	3,581,244
President, Comerica	2016	700,000	0	996,131	112,272	565,250	0		26,500	2,400,153
Incorporated and Comerica Bank	2015	687,708	0	1,031,796	81,658	586,516	0		26,500	2,414,178
John D. Buchanan	2017	590,923	0	508,419	57,065	890,818	30,576		10,800	2,088,601
Executive Vice President, - Chief Legal Officer, and Corporate Secretary, Comerica Incorporated and Comerica Bank	2016	573,846	0	650,354	73,308	373,750	0		23,850	1,695,108
Michael H. Michalak Executive Vice President and Chief Risk Officer, Comerica Incorporated and Comerica Bank	2017	544,231	0	441,961	49,613	851,000	380,117		10,800	2,277,722

Footnotes:

(a)
Current position held by the NEOs as of March , 2018, except for David E. Duprey, who was Chief Financial Officer until January 23, 2018 and retired from Comerica on February 28, 2018.

(1)
Represents the aggregate grant date fair value of stock awards granted to each of the NEOs in accordance with Accounting Standards Codification (ASC) 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 16 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. See the "2017 Grants of Plan-Based Awards" table below for information on awards made in 2017.

The values of the SELTPP units at the grant date, assuming that the highest level of performance conditions is achieved, are: Mr. Babb, $3,963,764; Mr. Duprey, $908,373; Mr. Farmer, $1,238,645; Mr. Buchanan, $633,229; and Mr. Michalak, $550,288.

(2)
Represents the aggregate grant date fair value of stock options granted to the NEOs in accordance with ASC 718 and Item 402 of Regulation S-K. The amounts reflect the fair market value at the date of grant for these awards based on a binomial lattice valuation. See the "2017 Grants of Plan-Based Awards" table below for information on awards made in 2017. The binomial value assigned to an option as of each grant date is as follows:

Option Value
2015	$11.31
2016	$9.94
2017	$19.61

For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 16 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2017.

(3)
Represents incentive awards, if any, under Comerica's MIP based on Comerica's performance for the relevant one-year and three-year performance periods.

(4)
Represents the aggregate change in the actuarial present value of the individual's accumulated benefit under the RIA and SRIA. Comerica made significant changes to its retirement programs effective January 1, 2017, and as a result, all NEOs are now participants in the RIA and SRIA, and Mr. Farmer and Mr. Buchanan no longer receive contributions to the Retirement Account Plan that were reflected in the "All Other Compensation" column in previous years. Please see "Pension Benefits at Fiscal Year-End 2017" for more information.

For Mr. Babb, this amount also includes a required in-service distribution for Mr. Babb of $231,383 as set forth in the "Pension Benefits at Fiscal Year-End 2017" on pages 85-87.

Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column.

(5)
The years of service credited to Mr. Babb under the SRIA include the additional years of service that Comerica agreed to provide Mr. Babb upon commencing his employment with Comerica. For additional explanation on this matter, see "Supplemental Pension and Retiree Medical Agreement with Ralph W. Babb, Jr." on page 72.

(6)
2017 amounts for each of the NEOs include a matching contribution under Comerica's 401(k) savings plan and, if applicable, the ESPP as follows:

NEO	401(k) Match	ESPP Match
Ralph W. Babb, Jr.	$10,800	—
Curtis C. Farmer	$10,800	—
David E. Duprey	$10,800	$1,250
John D. Buchanan	$10,800	—
Michael H. Michalak	$10,800	—

For Mr. Duprey, the ESPP match reflects the amount paid in 2017. Mr. Duprey discontinued his purchases pursuant to the ESPP program following his appointment as CFO due to his involvement in the equity repurchase program; however, he continued to receive company matches on prior purchases pursuant to the terms of the ESPP.

The following table provides information on grants of awards to NEOs in the fiscal year ended December 31, 2017 under Comerica's plans, as well as potential payouts for each of the NEOs under the AEI for the 2017 annual performance period and the LTEI for the three-year performance period covering 2015-2017. For more information on our AEI plan, see the "Short-Term Incentive (AEI)" section of the "Compensation Discussion and Analysis," and for our LTEI and equity compensation plan, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

2017 GRANTS OF PLAN-BASED AWARDS

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(5)	All Other Option Awards: Number of Securities Underlying Options(6)	Exercise or Base Price of Option Awards ($/Sh)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)

	Award Type	Date Award Approved	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)	Threshold (#)	Target (#)	Maximum(4) (#)
Ralph W. Babb, Jr.	Cash Incentive			N/A	2,193,000	4,386,000
	SELTPP Units	1/24/2017	1/24/2017				19,952	39,905	59,857				2,642,509
	RSAs	1/24/2017	1/24/2017							7,980			539,927
	Options	1/24/2017	1/24/2017								18,220	67.66	357,294
David E. Duprey	Cash Incentive			N/A	717,600	1,435,201
	SELTPP Units	1/24/2017	1/24/2017				4,572	9,145	13,717				605,582
	RSAs	1/24/2017	1/24/2017							1,830			123,818
	Options	1/24/2017	1/24/2017								4,175	67.66	81,872
Curtis C. Farmer	Cash Incentive			N/A	1,117,550	2,235,100
	SELTPP Units	1/24/2017	1/24/2017				6,235	12,470	18,705				825,763
	RSAs	1/24/2017	1/24/2017							2,495			168,812
	Options	1/24/2017	1/24/2017								5,695	67.66	111,679
John D. Buchanan	Cash Incentive			N/A	535,347	1,070,695
	SELTPP Units	1/24/2017	1/24/2017				3,187	6,375	9,562				422,153
	RSAs	1/24/2017	1/24/2017							1,275			86,267
	Options	1/24/2017	1/24/2017								2,910	67.66	57,065
Michael H. Michalak	Cash Incentive			N/A	536,250	1,072,501
	SELTPP Units	1/24/2017	1/24/2017				2,770	5,540	8,310				366,859
	RSAs	1/24/2017	1/24/2017							1,110			75,103
	Options	1/24/2017	1/24/2017								2,530	67.66	49,613

Footnotes:

(1)
Reflects the potential payments for each of the NEOs under the AEI and the LTEI for the annual performance period covering 2017 and the three-year performance period covering 2015-2017. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. Incentives earned under the AEI and the LTEI for the one-year and three-year performance periods in 2017 and 2015-2017 are shown in the Non-Equity Incentive Compensation Plan column of the 2017 Summary Compensation Table.

(2)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each NEO under the MIP represents the maximum amount that could be funded for each NEO based upon the achievement of the performance criteria, the NEO's officer level and the NEO's base salary. Where applicable, for Mr. Buchanan, the values are prorated based on the period of time he has been employed by Comerica.

(3)
SELTPP units were granted to NEOs in January 2017. The SELTPP units vest after December 31, 2019, the end of the three-year performance period, once the attainment of the performance measures has been determined. The SELTPP is a forward-looking performance plan where the payout could be at 150% of target if performance metrics are surpassed or be reduced to zero if the performance threshold is not achieved. Performance will be measured on an absolute basis for three-year average ROCE excluding non-performance items with a downward modifier included based on relative TSR performance, as compared with the KBW Bank Index. Dividend equivalents accumulate throughout the vesting period and are paid out at distribution with the same performance factor applied.

(4)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each NEO under the SELTPP represents the maximum number of shares that could be earned by each NEO based upon surpassing performance metrics.

(5)
Reflects the number of RSAs granted to the NEOs in January 2017. Unless an award is forfeited prior to vesting, RSAs vest 50% on the third anniversary of the grant date and vest 25% on each of the fourth and fifth anniversaries of the grant date. Dividends are paid in cash.

(6)
Reflects the number of stock options granted to the NEOs in January 2017. Option awards generally have a 10-year term and become exercisable annually in 25% increments.

(7)
The closing price of Comerica Common Stock per share on January 24, 2017.

(8)
Represents the fair value (at grant date) of stock options, RSAs and SELTPP units granted to applicable NEOs in 2017. The SELTPP units are calculated by a third-party accounting firm using the fair value (at grant date) less a 2.13% adjustment for market condition resulting in an assigned fair value of $66.22. The RSA value is calculated by using the closing stock price on the date of grant. The stock option grant value is based on a binomial lattice valuation. The binomial value assigned to the option grant in January 2017 was $19.61.

The following table provides information on stock option, RSA and SELTPP unit grants awarded under the 2006 LTIP for each NEO that were outstanding as of the end of the fiscal year ended December 31, 2017. The market value of the stock awards is based on the closing market price of Comerica Common Stock on December 29, 2017 of $86.81 per share. For more information on our equity compensation plans, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2017

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
Ralph W. Babb, Jr.	-	18,220	(1)	67.66	1/24/2027	7,980	(5)	692,744	59,857	(13)	5,196,186
	9,036	27,109	(2)	32.97	1/26/2026	16,380	(6)	1,421,948	122,842	(14)	10,663,914
	15,747	15,748	(3)	42.32	1/27/2025	12,760	(7)	1,107,696
	20,897	6,966	(4)	49.51	1/21/2024	5,453	(8)	473,375
	34,700	-		33.79	1/22/2023	64,246	(9)	5,577,195
	121,400	-		29.60	1/24/2022
	115,300	-		39.10	1/25/2021
	61,500	-		39.16	7/27/2020
David E. Duprey	-	4,175	(1)	67.66	1/24/2027	1,830	(5)	158,862	13,717	(13)	1,190,773
	1,342	4,028	(2)	32.97	1/26/2026	4,915	(10)	426,671	18,255	(14)	1,584,717
	2,340	2,340	(3)	42.32	1/27/2025	2,435	(6)	211,382
	3,041	1,014	(4)	49.51	1/21/2024	1,895	(7)	164,505
						794	(8)	68,927
						9,546	(9)	828,688
Curtis C. Farmer	-	5,695	(1)	67.66	1/24/2027	2,495	(5)	216,591	18,705	(13)	1,623,781
	2,823	8,472	(2)	32.97	1/26/2026	5,120	(6)	444,467	38,385	(14)	3,332,202
	3,610	3,610	(3)	42.32	1/27/2025	6,455	(11)	560,359
	4,788	1,597	(4)	49.51	1/21/2024	2,925	(7)	253,919
						1,250	(8)	108,513
						14,722	(9)	1,278,017
John D. Buchanan	-	2,910	(1)	67.66	1/24/2027	1,275	(5)	110,683	9,562	(13)	830,077
	-	5,532	(2)	32.97	1/26/2026	3,340	(6)	289,945	25,065	(14)	2,175,893
						14,065	(12)	1,220,983
Michael H. Michalak	-	2,530	(1)	67.66	1/24/2027	1,110	(5)	96,359	8,310	(13)	721,391
	1,130	3,390	(2)	32.97	1/26/2026	2,045	(6)	177,526	15,352	(14)	1,332,707
	1,750	1,750	(3)	42.32	1/27/2025	1,420	(7)	123,270
	1,392	465	(4)	49.51	1/21/2024	364	(8)	31,599
	2,000	-		33.79	1/22/2023	7,139	(9)	619,737
	8,000	-		29.60	1/24/2022
	8,000	-		39.10	1/25/2021
	15,000	-		34.78	1/26/2020

Footnotes:

(1)
Options vest annually in 25% increments with remaining vesting dates of 1/24/2018, 1/24/2019, 1/24/2020 and 1/24/2021.

(2)
Options vest annually in 25% increments with remaining vesting dates of 1/26/2018, 1/26/2019 and 1/26/2020.

(3)
Options vest annually in 25% increments with remaining vesting dates of 1/27/2018 and 1/27/2019.

(4)
Options vest annually in 25% increments with a single remaining vesting date of 1/21/2018.

(5)
RSAs vest in increments of 50% in year three and 25% in years four and five. Vesting dates for these shares are 1/24/2020, 1/24/2021 and 1/24/2022. Dividends are paid out in cash over the vesting period.

(6)
RSAs vest in increments of 50% in year three and 25% in years four and five. Vesting dates for these shares are 1/26/2019, 1/26/2020 and 1/26/2021. Dividends are paid out in cash over the vesting period.

(7)
RSAs vest in increments of 50% in year three and 25% in years four and five. 50% of these RSAs vested in January of 2018, and half of the remaining RSAs will vest on each of 1/27/2019 and 1/27/2020. Dividends are paid out in cash over the vesting period.

(8)
RSAs vest in increments of 50% in year three and 25% in years four and five. 50% of these RSAs vested in January of 2017, an additional 25% vested in January of 2018, and the remaining 25% will vest on 1/21/2019. Dividends are paid out in cash over the vesting period.

(9)
The three-year performance period for these SELTPP units ended on 12/31/17. The Committee made performance-based determinations regarding these units on February 27, 2018 as follows:

Metric	Performance

3-year average ROCE excluding non-performance items	7.87% (100.7% of target)

TSR (relative to KBW Bank Index)	First quartile of banks – no negative modifier

On the determination date, the Committee approved a payout of the SELTPP units at 100.7% of target and the SELTPP units vested. Shares shown here have the performance factor applied. Dividend equivalents accumulated throughout the vesting period and were paid out at distribution in cash with the same performance factor applied.

With respect to ROCE excluding non-performance items, see Annex A for a reconciliation of non-GAAP and GAAP measures presented.

(10)
RSAs vest in increments of 50% in year three and 25% in years four and five. Vesting dates for these shares are 7/26/2019, 7/26/2020 and 7/26/2021. The grant was made in connection with Mr. Duprey's promotion to Chief Financial Officer, Comerica Incorporated and Comerica Bank. Dividends are paid out in cash over the vesting period.

(11)
RSAs vest in increments of 50% in year three and 25% in years four and five. Vesting dates for these shares are 4/28/2018, 4/28/2019 and 4/28/2020. The grant was made in recognition of Mr. Farmer's promotion to President, Comerica Incorporated and Comerica Bank. Dividends are paid out in cash over the vesting period.

(12)
As an incentive to join Comerica, Mr. Buchanan was awarded RSAs on September 15, 2015. RSAs vest in increments of 50% in year three and 25% in years four and five. Vesting dates for these shares are 9/15/2018, 9/15/2019 and 9/15/2020. Dividends are paid out in cash over the vesting period.

(13)
The SELTPP units vest after 12/31/19, the end of the three-year performance period, once the attainment of the performance measures has been determined. The SELTPP is a forward-looking performance plan where the payout could be at 150% of target if performance metrics are surpassed or be reduced to zero if the performance threshold is not achieved. Performance will be measured on an absolute basis for three-year average ROCE excluding non-performance items with a modifier included based on relative TSR performance, as compared with the KBW Bank Index. Dividend equivalents accumulate throughout the vesting period and are paid out at distribution in cash with the same performance factor applied.

  Pursuant to SEC rules, based on Comerica's previous fiscal year's performance, the number shown is at maximum.

(14)
The SELTPP units vest after 12/31/18, the end of the three-year performance period, once the attainment of the performance measures has been determined. The SELTPP is a forward-looking performance plan where the payout could be at 150% of target if performance metrics are surpassed or be reduced to zero if the performance threshold is not achieved. Performance will be measured on an absolute basis for three-year ROCE excluding non-performance items with a modifier included based on relative TSR performance, as compared with the KBW Bank Index. Dividend equivalents accumulate throughout the vesting period and are paid out at distribution in cash with the same performance factor applied. Pursuant to SEC rules, based on Comerica's previous fiscal year's performance, the number shown is at maximum.

The following table provides information concerning the exercise of stock options and the vesting of RSAs, RSUs and PRSUs during the fiscal year ended December 31, 2017 for each of the NEOs. For more information on our equity compensation plans, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

2017 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(1)	183,600	7,547,415	153,614	10,588,303
David E. Duprey(2)	59,000	1,883,283	22,277	1,535,609
Curtis C. Farmer(3)	64,250	2,221,678	30,620	2,116,382
John D. Buchanan(4)	1,843	76,687	0	0
Michael H. Michalak(5)	14,000	621,040	5,644	394,854

Footnotes:

(1)
Upon the lapse of restrictions, 5,453 RSAs vested with a closing market price of $66.96 on January 21, 2017, 93,300 RSAs vested with a closing market price of $67.66 on January 24, 2017 and 54,861 SELTPP units settled with a closing market price of $71.28 on February 28, 2017. Mr. Babb "net" exercised 100,000 stock options on January 30, 2017 with an exercise price of $37.45 per share by withholding shares to satisfy tax withholding obligations and pay the exercise price. Mr. Babb exercised and sold an additional 83,600 stock options, half on each of April 28, 2017 and May 1, 2017, with an exercise price of $17.32 per share.

(2)
Upon the lapse of restrictions, 793 RSAs vested with a closing market price of $66.96 on January 21, 2017, 13,500 RSAs vested with a closing market price of $67.66 on January 24, 2017, and 7,984 SELTPP units settled with a closing market price of $71.28 on February 28, 2017. Mr. Duprey exercised and sold an aggregate 37,000 stock options on January 30, 2017 and exercised and sold an additional 22,000 stock options on January 31, 2017 with exercise prices as follows: 18,500 stock options at $39.16; 18,500 stock options at $39.10; 4,500 stock options at $33.79; and 17,500 stock options at $29.60.

(3)
Upon the lapse of restrictions, 1,249 RSAs vested with a closing market price of $66.96 on January 21, 2017, 16,800 RSAs vested with a closing market price of $67.66 on January 24, 2017, and 12,571 SELTPP units settled with a closing market price of $71.28 on February 28, 2017. Mr. Farmer exercised and sold an aggregate 64,250 stock options on April 28, 2017 with exercise prices as follows: 21,000 stock options at $39.16; 22,000 stock options at $39.10; 5,500 stock options at $33.79; and 15,750 stock options at $29.60.

(4)
Mr. Buchanan "net" exercised 1,843 stock options on March 1, 2017 with an exercise price of $32.97 per share by withholding shares to satisfy tax withholding obligations and pay the exercise price.

(5)
Upon the lapse of restrictions, 363 RSAs vested with a closing market price of $66.96 on January 21, 2017, 1,625 RSAs vested with a closing market price of $67.66 on January 24, 2017 and 3,656 SELTPP settled with a closing market price of $71.28 on February 28, 2017. Mr. Michalak "net" exercised an aggregate 14,000 stock options: 7,000 stock options on February 9, 2017, with an exercise price of $37.45 per share; and 7,000 stock options on March 1, 2017, with an exercise price of $17.32 per share. In both cases shares were withheld to satisfy tax withholding obligations and to pay the exercise price.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans.

PENSION BENEFITS AT FISCAL YEAR-END 2017(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

	RIA	21.58	3,228,732	231,383(3)
Ralph W. Babb, Jr.	SRIA	39.58	28,457,890	-

	Total Pension Value		31,686,622	231,383(3)
	RIA	10.75	1,167,748	-
David E. Duprey	SRIA	10.75	704,859	-

	Total Pension Value		1,872,607	-
	RIA	9.00	16,933	-
Curtis C. Farmer	SRIA	9.00	27,600	-

	Total Pension Value		44,533	-
	RIA	2.00	14,114	-
John D. Buchanan	SRIA	2.00	16,462	-

	Total Pension Value		30,576	-
	RIA	31.08	2,452,970	-
Michael H. Michalak	SRIA	31.08	1,152,036	-

	Total Pension Value		3,605,006	-

Footnotes:

(1)
This table shows the actuarial present value of accumulated benefits payable to the NEOs, based on the final average monthly compensation and the number of years of service credited at December 31, 2017. The actuarial assumptions used to determine the present values are consistent with those used in Comerica's financial statements, except that, as required by SEC regulations, the assumed retirement age is the normal RIA retirement age of 65 or the executive's current age, if later. For these purposes, the actuarial assumptions under both plans include a discount rate of 3.74%; post-retirement mortality projections from the RP-2017 Mortality Table for males and females with generational projection using sex-distinct Scale MP-2017; no assumed pre-retirement mortality; and that payments are projected to commence at the greater of participant age 65 and current age for active participants; form of payment for those with accruals in the prior pension plan is a single life annuity, otherwise, a lump sum is assumed. Mr. Babb's qualified benefits reflect his actual election of a joint & 100% survivor annuity, with a life annuity assumed for his SRIA benefit.

(2)
The years of service credited to Mr. Babb under the SRIA include 18 years of benefit service that Comerica contractually agreed to provide Mr. Babb at the time he was hired to equalize the effect of his departure from his previous employer. For additional explanation on this matter, see "Supplemental Pension and Retiree Medical Agreement with Ralph W. Babb, Jr."

  on page 72. Using the same actuarial assumptions as set forth in footnote 1, the years of service are valued at $14,449,885 of his total SRIA benefit.

(3)
Due to IRS rules, Mr. Babb was required to take annual distributions from the RIA in 2017.

Retirement programs for active colleagues were revised effective January 1, 2017 and renamed the Retirement Income Account (RIA) Plan and the Supplemental Retirement Income Account (SRIA) Plan. The RIA/SRIA Plans were designed to replace the benefits provided by the previously existing pension plan, supplemental executive retirement plan and Retirement Account Plan (RAP) with one set of plans for all eligible colleagues. Under the RIA Plan, Comerica will make Contribution Credits and Interest Credits for employees each month, based on a point system. Eligible pay used in the Contribution Credit calculation will be the taxable cash compensation received from Comerica, including cash incentives and awards, pre-tax contributions to health and savings plans, and certain pre-tax benefit deductions. RIA Plan participants with deferred compensation or compensation in excess of the annual IRS pay cap are eligible to participate in the SRIA. Eligible employees will also receive Contribution Credits and Interest Credits under the SRIA Plan in months in which they receive eligible SRIA pay.

The RIA provides the following types of benefits:

    •
    Early retirement. Early retirement age under the RIA is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit. Any portion of the benefit that was accrued under the prior final average pay formula is reduced by an early retirement reduction factor for commencement prior to normal retirement age. For accruals under the RIA cash balance formula, the value of the account balance is paid. As of December 31, 2017, Mr. Duprey and Mr. Michalak were eligible for early retirement.

    •
    Normal retirement. Normal retirement age under the RIA is 65. As of December 31, 2017, none of the NEOs were eligible for normal retirement.

    •
    Late retirement. Retirement after age 65, the normal retirement date, is a late retirement under the RIA. A participant who retires under the late retirement provision will receive a benefit equal to the greater of a) a benefit calculated using accruals through the late retirement date and b) a benefit that consists of accruals under the prior final average pay formula as of the normal retirement date, actuarially increased to the late retirement date, plus any applicable accruals under the RIA cash balance formula. As of December 31, 2017, Mr. Babb was eligible for late retirement.

    •
    Vested separated retirement. After three years of service with Comerica, an eligible employee is vested in the RIA. Such an employee receives a vested separated retirement benefit at the time of termination even if such employee is not eligible for retirement. Any portion of the benefit that was accrued under the prior final average pay formula is reduced by a vested separated retirement factor for commencement prior to normal retirement age. For accruals under the RIA cash balance formula, the value of the account balance is paid. As of December 31, 2017, Mr. Farmer was eligible for a vested separated retirement benefit.

    •
    Disability. After attainment of age 50 and fifteen years of service with Comerica, an eligible employee would receive a benefit in the event of total disability. As of December 31, 2017, Mr. Babb and Mr. Michalak had satisfied the service requirements for disability benefits. All others would receive an early retirement or vested separated retirement benefit in the event of total disability.

    •
    Death. In the event of death, the account balance accrued under the RIA cash balance formula is paid to a designated beneficiary. If an eligible employee who has earned a vested accrued benefit under the prior final average pay formula dies prior to electing an optional form of benefit, the eligible employee's surviving spouse, if any, would receive the same benefit that would be payable if the eligible employee had separated from service on the date of death and elected an immediate joint and 50% survivor annuity as of the date of death or at the earliest retirement age, if later. An eligible employee who is at least age 50 and has earned a vested accrued benefit under the prior final average pay formula may elect an enhanced death benefit that would pay a benefit assuming the eligible employee separated from service on the date of death and elected an immediate joint and 100% survivor annuity. Of the NEOs, Mr. Babb and Mr. Michalak have elected an enhanced death benefit.

A participant who retires under the RIA receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued prior to January 1, 2017 under the prior final average pay formula (if applicable) under Comerica's former pension plan. For more information on that plan, which terminated as of January 1, 2017, please refer to the 2017 proxy statement. The second part is the pension based on accruals on and after January 1, 2017, under the RIA cash balance formula. For more information on the key features of the RIA, please see the "Other Benefits Programs and Compensation" section.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the "Pension Benefits at Fiscal Year-End 2017" table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity. Effective January 1, 2017, a participant may also elect a one-time lump sum option (with spousal consent as required by law).

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts.

The SRIA plan provides contribution credits and interest at the same level as the RIA for compensation in excess of the IRS pay cap, which was $270,000 in 2017, and on compensation that is deferred under Comerica's deferred compensation plans. The SRIA benefits are generally calculated in the form of a 100% joint and survivor annuity if a participant is married and in the form of a life annuity if a participant is not married when payments commence. For participants that do not have accruals under the prior final average pay formula and the SRIA account balance is less than $250,000, the SRIA benefits are paid in a one-time lump sum.

The following table provides information on the nonqualified deferred compensation of the NEOs with respect to the fiscal year ended December 31, 2017. The plans under which these deferrals were made are described in the section entitled "Employee Deferred Compensation Plans" below.

2017 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(1)

Ralph W. Babb, Jr.	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	840,087	0	3,710,721

	Total Deferred Compensation Balance	0	0	840,087	0	3,710,721
David E. Duprey	Deferred Compensation Plan	0	0	116,792	0	711,934
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	0	0	116,792	0	711,934
Curtis C. Farmer	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	0	0	0	0	0
John D. Buchanan	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	0	0	0	0	0
Michael H. Michalak	Deferred Compensation Plan	0	0	131,373	0	740,553
	Common Stock Deferred Incentive Award Plan	0	0	49,358	0	218,017

	Total Deferred Compensation Balance	0	0	180,731	0	958,570

Footnotes:

(1)
Amounts represent the total compensation deferred by each NEO, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. The deferral contributions made in years prior to 2017 represent base salary or incentives earned under the MIP. These amounts include NEO contributions that were included in the Summary Compensation Table in prior years for those years in which the individuals served as an NEO.

Employee Deferred Compensation Plans. Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (the "Employee Investment Fund Deferral Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer up to 100% of their incentive awards into units that are functionally equivalent to shares of Comerica Common Stock. Dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica Common Stock following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in shares of Comerica Common Stock in a single lump sum distribution within ninety days.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer a portion of their compensation, including up to 60% of salary, and up to 100% of bonus and incentive awards, into units that are functionally equivalent to shares of broad-based mutual funds offered under the Employee Investment Fund Deferral Plan. These investments are similar to those offered under Comerica's Preferred Savings (401(k)) Plan. As of 1999, Comerica Common Stock was no longer an investment choice under the Employee Investment Fund Deferral Plan. Any dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in cash in a single lump sum distribution within ninety days.

Additionally, upon Comerica's acquisition of Sterling, Comerica assumed the Sterling Bancshares, Inc. Deferred Compensation Plan (as Amended and Restated). None of the NEOs participate in this plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
AT FISCAL YEAR-END 2017

Ralph W. Babb, Jr.

Benefits and Payments upon Separation	Retirement(1)		For Cause Termination	Change of Control Termination(2)		Disability			Death
Cash Compensation
Base salary/severance	—		—	$9,031,200			—		—
MIP	$3,302,400	(3)	—	$3,483,000			$3,302,400		$3,302,400
Equity Compensation
Stock Options	—	(4)	—	$2,768,922	(5)		—	(6)	—(6)
RSAs	$3,695,763	(7)	—	$3,695,763	(5)	$			$3,695,763
SELTPP Units	—	(8)	—	$16,111,936	(5)		$—	(9)	$16,111,936
Benefits & Other Payments(10)
RIA/SRIA(11)	—		—	$15,357,392			—		—
Retirement Account Plan(13)	N/A		N/A	N/A			N/A		N/A
Life Insurance(14)	—		—	$201,020			$2,840		$822,900
Medical Insurance Premiums(15)	$727,664		$727,664	$727,664			$727,664		$390,222
Outplacement Assistance	—		—	$8,019	(16)		—		—
Tax Assistance	—		—	$9,012,944			—		—
Total	$7,725,827		$727,664	$60,397,860			$4,032,904		$24,323,221

(1)
As Mr. Babb is eligible for retirement (at least 65 years of age), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Babb would have retired if he had terminated as of December 31, 2017.

(2)
Please see "Change of Control Agreements" on pages 70-71 for a description of Mr. Babb's change of control agreement; assumes both change of control and termination occur on December 31, 2017.

(3)
If Mr. Babb had retired on December 31, 2017, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2018 with respect to the one-year and three-year performance periods ended December 31, 2017, in accordance with the terms of the MIP.

(4)
If Mr. Babb had retired on December 31, 2017, no acceleration of stock options would have occurred pursuant to the applicable award agreements; however, unvested options would have continued to vest on the terms in effect prior to retirement, and vested options would have continued to be exercisable until their expiration date. The fair market value of the unvested stock options that would have continued to vest was $2,768,922 at December 31, 2017.

(5)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2017.

(6)
In the event of a termination due to death or disability, no acceleration of stock options would occur pursuant to the applicable award agreements and unvested options would be forfeited; however, any previously vested options would have continued to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(7)
Assumes that all unvested RSAs were accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's RSAs upon the executive's retirement.

  Normally, the Committee would only consider making that determination if the NEO was at least age 55 and, to the extent permitted by applicable state law, the NEO signed a restrictive covenants and general release agreement.

(8)
If Mr. Babb had retired on December 31, 2017, no acceleration of the SELTPP units would have occurred; however, the awards would have continued to vest on the terms, including the performance conditions, in effect prior to retirement. The fair market value of the units that would have continued to vest was $16,111,936 at December 31, 2017.

(9)
As Mr. Babb was eligible for retirement as of December 31, 2017, due to the application of retirement provisions in the applicable award agreements, no acceleration of the SELTPP units upon disability would occur; however, the SELTPP units would have continued to vest on the terms, including the performance conditions, in effect prior to disability. The fair market value of the units that would have continued to vest was $16,111,936 at December 31, 2017.

(10)
Does not include payments of deferred compensation which are reflected in the 2017 Nonqualified Deferred Compensation Table on page 88.

(11)
Mr. Babb is eligible for retirement and for a death and disability benefit under the RIA and SRIA. Because these benefits are already accrued and fully vested, they are already reflected in the Pension Benefits Table at Fiscal Year-End 2017 Table on pages 85-87 and do not represent additional expense to Comerica.

(12)
Includes the present value of an additional change of control benefit under the RIA and SRIA. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the RIA. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 2.20% for the first 5 years, 3.57% for years 5-20 and 4.24% for years after 20. Mortality Table for 2018 as prescribed by IRS Notice 2017-60. Payments are projected to commence on December 31, 2017 in the form of a lump sum.

(13)
Mr. Babb was not eligible to participate in the Retirement Account Plan.

(14)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2017. For "Disability," includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2017 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(15)
Includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section. Key assumptions used to value Mr. Babb's retiree medical benefits included a discount rate of 3.55%, mortality projections based on the RP-2017 Mortality Table for males and females with generational projection using sex-distinct Scale MP-2017, assumptions of annual per capita costs based on Comerica's claims experience and assumptions of annual trend rates for future healthcare and prescription drug cost increases of 6.50%% in 2018, grading down to 4.50% in year 2027 and beyond.

(16)
Assumes Mr. Babb has elected to use Comerica's standard outplacement provider and represents negotiated rate.

David E. Duprey

Benefits and Payments upon Separation	Early Retirement(1)		For Cause Termination	Change of Control Termination(2)		Disability			Death
Cash Compensation
Base salary/severance	—		—	$3,207,361			—		—
MIP	$1,135,680	(3)	—	$1,185,600			$1,135,680		$1,135,680
Equity Compensation
Stock Options	—	(4)	—	$438,748	(5)		—	(6)	—	(6)
RSAs	$1,030,347	(7)	—	$1,030,347	(5)	$			$1,030,347
SELTPP Units	—	(8)	—	$2,673,314	(5)		—	(9)	$2,673,314
Benefits & Other Payments(10)
RIA/SRIA(11)	—		—	$743,831	(12)		N/A		—
Retirement Account Plan(13)	N/A		N/A	N/A			N/A		N/A
Life Insurance(14)	—		—	$83,240			$2,074		$601,000
Medical Insurance Premiums(15)	—		—	$35,288			$26,503		$2,940
Outplacement Assistance	—		—	$8,019	(16)		—		—
Tax Assistance	—		—	$1,592,724			—		—
Total	$2,166,027		—	$10,998,472			$1,164,257		$5,443,281

(1)
As Mr. Duprey is eligible for early retirement (at least 55 years of age with at least 10 years of service), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Duprey would have retired early if he had terminated as of December 31, 2017. Mr. Duprey retired on February 28, 2018.

(2)
Please see "Change of Control Agreements" on pages 70-71 for a description of Mr. Duprey's change of control agreement; assumes both change of control and termination occur on December 31, 2017.

(3)
If Mr. Duprey had retired on December 31, 2017, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2018 with respect to the one-year and three-year performance periods ended December 31, 2017, in accordance with the terms of the MIP.

(4)
If Mr. Duprey had retired on December 31, 2017, no acceleration of stock options would have occurred pursuant to the applicable award agreements; however, unvested options would have continued to vest on the terms in effect prior to retirement, and vested options would have continued to be exercisable until their expiration date. The fair market value of the unvested stock options that would have continued to vest was $438,748 at December 31, 2017.

(5)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2017.

(6)
In the event of a termination due to death or disability, no acceleration of stock options would occur pursuant to the applicable award agreements and unvested options would be forfeited; however, any previously vested options would have continued to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(7)
Assumes that all unvested RSAs were accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's RSAs upon the executive's retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55 and, to the extent permitted by applicable state law, the NEO signed a restrictive covenants and general release agreement.

(8)
If Mr. Duprey had retired on December 31, 2017, no acceleration of the SELTPP units would have occurred; however, the awards would have continued to vest on the terms, including the performance conditions, in effect prior to retirement. The fair market value of the units that would have continued to vest was $2,673,314 at December 31, 2017.

(9)
Due to the application of retirement provisions in the applicable award agreements, no acceleration of the SELTPP units upon disability would occur; however, the SELTPP units would have continued to vest on the terms, including the performance conditions, in effect prior to disability. The fair market value of the units that would have continued to vest was $2,673,314 at December 31, 2017.

(10)
Does not include payments of deferred compensation which are reflected in the 2017 Nonqualified Deferred Compensation Table on page 88.

(11)
Mr. Duprey is eligible for early retirement and for a death and termination benefit under the RIA and SRIA. Because these benefits are already accrued and fully vested, they are already reflected in the Pension Benefits Table at Fiscal Year-End 2017 Table on pages 85-87 and do not represent additional expense to Comerica.

(12)
Includes the present value of an additional change of control benefit under the RIA and SRIA. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the RIA. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 2.20% for the first 5 years, 3.57% for years 5-20 and 4.24% for years after 20. Mortality Table for 2018 as prescribed by IRS Notice 2017-60. Payments are projected to commence on December 31, 2017 in the form of a lump sum.

(13)
Mr. Duprey was not eligible to participate in the Retirement Account Plan.

(14)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2017. For "Disability," includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2017 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(15)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2017 levels; for "Disability," includes 29 months of Company-paid medical coverage based on Mr. Duprey's 2017 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Duprey's 2017 elections for Comerica's medical, dental and vision plan coverage.

(16)
Assumes Mr. Duprey has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Curtis C. Farmer

Benefits and Payments upon Separation	Voluntary Resignation		Early Retirement(1)	Involuntary Not for Cause Termination(2)		For Cause Termination		Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance		—	N/A	$721,000			—	$3,966,063		—		—
MIP		—	N/A	—			—	$1,802,500		$1,701,080		$1,701,080
Equity Compensation
Stock Options		—	N/A	—			—	$785,369	(4)	—	(5)	—	(5)
RSAs		—	N/A	—			—	$1,583,849		$1,538,849		$1,538,849
SELTPP Units		—	N/A	—			—	$4,573,151		$4,573,151		$4,573,151
Benefits & Other Payments
RIA/SRIA(6)		N/A	N/A	N/A			N/A	$470,853	(7)	N/A		N/A
Retirement Account Plan		N/A	N/A	N/A			N/A	N/A		N/A		N/A
Life Insurance(8)		—	N/A	—			—	$71,729		$2,419		$701,000
Medical Insurance Premiums(9)		—	N/A	$3,837			—	$52,133		$37,103		$4,344
Outplacement Assistance		—	N/A	$8,019	(9)		—	$8,019	(10)	—		—
Tax Assistance		—	N/A	—			—	$1,922,549		—		—
Total	$		N/A	$732,856		$		$15,236,215		$7,852,602		$8,518,424

(1)
Mr. Farmer is not eligible for retirement or early retirement under Comerica's plans.

(2)
Because Mr. Farmer does not have an employment agreement, he would be eligible to participate in Comerica's standard severance plan available for all salaried employees and would receive his annual base salary, plus COBRA and outplacement assistance, under the plan.

(3)
Please see "Change of Control Agreements" on pages 70-71 for a description of Mr. Farmer's change of control agreement; assumes both change of control and termination occur on December 31, 2017.

(4)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2017.

(5)
In the event of a termination due to death or disability, no acceleration of stock options would occur pursuant to the applicable award agreements and unvested options would be forfeited; however, any previously vested options would have continued to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(6)
Mr. Farmer would receive the cash balance of his account under the RIA and SRIA in the event of termination, death or disability. Because these benefits are already accrued and fully vested, they are already reflected in the Pension Benefits Table at Fiscal Year-End 2017 Table on pages 85-87 and do not represent additional expense to Comerica.

(7)
Includes the present value of an additional change of control benefit under the RIA and SRIA. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the RIA. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 2.20% for the first 5 years, 3.57% for years 5-20 and 4.24% for years after 20. Mortality Table for 2018 as prescribed by IRS Notice 2017-60. Payments are projected to commence on December 31, 2017 in the form of a lump sum.

(8)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2017. For "Disability," includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2017 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(9)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2017 levels; for "Disability," includes 29 months of Company-paid medical coverage based on Mr. Farmer's 2017 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Farmer's 2017 elections for Comerica's medical, dental and vision plan coverage.

(10)
Assumes Mr. Farmer has elected to use Comerica's standard outplacement provider and represents negotiated rate.

John D. Buchanan

Benefits and Payments upon Separation	Voluntary Resignation	Early Retirement(1)	Involuntary Not for Cause Termination(2)		For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$593,000		—	$2,900,251		—		—
MIP	—	N/A	—		—	$920,797		$890,818		$890,818
Equity Compensation
Stock Options	—	N/A	—		—	$353,569	(4)	—	(5)	—	(5)
RSAs	—	N/A	—		—	$1,621,611		$1,621,611		$1,621,611
SELTPP Units	—	N/A	—		—	$2,004,009		$2,004,009		$2,004,009
Benefits & Other Payments
RIA/SRIA(6)	N/A	N/A	N/A		N/A	$292,006	(7)	N/A		N/A
Retirement Account Plan(8)	N/A	N/A	N/A		N/A	14,957		N/A		N/A
Life Insurance(9)	—	N/A	—		—	$36,264		$1,988		$576,000
Medical Insurance Premiums(10)	—	N/A	$3,837		—	$52,133		$37,103		$4,344
Outplacement Assistance	—	N/A	$8,019	(11)	—	$8,019	(11)	—		—
Tax Assistance	—	N/A	—		—	$—		—		—
Total	—	N/A	$604,856		—	$8,203,616		$4,555,529		$5,096,782

(1)
Mr. Buchanan is not eligible for retirement or early retirement under Comerica's plans.

(2)
Because Mr. Buchanan does not have an employment agreement, he would be eligible to participate in Comerica's standard severance plan available for all salaried employees and would receive his annual base salary, plus COBRA and outplacement assistance, under the plan.

(3)
Please see "Change of Control Agreements" on pages 70-71 for a description of Mr. Buchanan's change of control agreement; assumes both change of control and termination occur on December 31, 2017.

(4)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2017.

(5)
In the event of a termination due to death or disability, no acceleration of stock options would occur pursuant to the applicable award agreements and unvested options would be forfeited.

(6)
Mr. Buchanan would receive the cash balance of his account under the RIA and SRIA in the event of death or disability. Because these benefits are already accrued and fully vested, they are already reflected in the Pension Benefits Table at Fiscal Year-End 2017 Table on pages 85-87 and do not represent additional expense to Comerica.

(7)
Includes the present value of an additional change of control benefit under the RIA and SRIA. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the RIA. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 2.20% for the first 5 years, 3.57% for years 5-20 and 4.24% for years after 20. Mortality Table for 2018 as prescribed by IRS Notice 2017-60. Payments are projected to commence on December 31, 2017 in the form of a lump sum.

(8)
Mr. Buchanan became an eligible participant in the Retirement Account Plan in 2016, but was not vested in his account at December 31, 2017.

(9)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2017. For "Disability," includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31,

  2017 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(10)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2017 levels; for "Disability," includes 29 months of Company-paid medical coverage based on Mr. Buchanan's 2017 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Buchanan's 2017 elections for Comerica's medical, dental and vision plan coverage.

(11)
Assumes Mr. Buchanan has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Michael H. Michalak

Benefits and Payments upon Separation	Early Retirement(1)	For Cause Termination	Change of Control Termination(2)	Disability	Death
Cash Compensation
Base salary/severance	—	—	$1,750,001	—	—
MIP	$851,000(3)	—	$893,751	$851,000	$851,000
Equity Compensation
Stock Options	—(4)	—	$326,169(5)	—(6)	—(6)
RSAs	$428,754(7)	—	$428,754(5)	$428,754	$428,754
SELTPP Units	—(8)	—	$1,984,911(5)	—(9)	$1,984,911
Benefits & Other Payments(10)
RIA/SRIA(11)	—	—	$627,222(12)	N/A	—
Retirement Account Plan(13)	N/A	N/A	N/A	N/A	N/A
Life Insurance(14)	—	—	$45,595	$1,729	$501,000
Medical Insurance Premiums(15)	—	—	$24,100	$26,503	$2,008
Outplacement Assistance	—	—	$8,019(16)	—	—
Tax Assistance	—	—	$1,050,120	—	—
Total	$1,279,754	—	$7,138,642	$1,307,986	$3,767,673

(1)
As Mr. Michalak is eligible for early retirement (at least 55 years of age with at least 10 years of service), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Michalak would have retired early if he had terminated as of December 31, 2017.

(2)
Please see "Change of Control Agreements" on pages 70-71 for a description of Mr. Michalak's change of control agreement; assumes both change of control and termination occur on December 31, 2017.

(3)
If Mr. Michalak had retired on December 31, 2017, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2018 with respect to the one-year and three-year performance periods ended December 31, 2017, in accordance with the terms of the MIP.

(4)
If Mr. Michalak had retired on December 31, 2017, no acceleration of stock options would have occurred pursuant to the applicable award agreements; however, unvested options would have continued to vest on the terms in effect prior to retirement, and vested options would have continued to be exercisable until their expiration date. The fair market value of the unvested stock options that would have continued to vest was $326,169 at December 31, 2017.

(5)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2017.

(6)
In the event of a termination due to death or disability, no acceleration of stock options would occur pursuant to the applicable award agreements and unvested options would be forfeited; however, any previously vested options would have continued to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(7)
Assumes that all unvested RSAs were accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's RSAs upon the executive's retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55 and, to the extent permitted by applicable state law, the NEO signed a restrictive covenants and general release agreement.

(8)
If Mr. Michalak had retired on December 31, 2017, no acceleration of the SELTPP units would have occurred; however, the awards would have continued to vest on the terms, including the performance conditions, in effect prior to retirement. The fair market value of the units that would have continued to vest was $1,984,911 at December 31, 2017.

(9)
Due to the application of retirement provisions in the applicable award agreements, no acceleration of the SELTPP units upon disability would occur; however, the SELTPP units would have continued to vest on the terms, including the performance conditions, in effect prior to disability. The fair market value of the units that would have continued to vest was $1,984,911 at December 31, 2017.

(10)
Does not include payments of deferred compensation which are reflected in the 2017 Nonqualified Deferred Compensation Table on page 88.

(11)
Mr. Michalak is eligible for early retirement and for a death and disability benefit under the RIA and SRIA. Because these benefits are already accrued and fully vested, they are already reflected in the Pension Benefits Table at Fiscal Year-End 2017 Table on pages 85-87 and do not represent additional expense to Comerica.

(12)
Includes the present value of an additional change of control benefit under the RIA and SRIA. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the RIA. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 2.20% for the first 5 years, 3.57% for years 5-20 and 4.24% for years after 20. Mortality Table for 2018 as prescribed by IRS Notice 2017-60. Payments are projected to commence on December 31, 2017 in the form of a lump sum.

(13)
Mr. Michalak was not eligible to participate in the Retirement Account Plan.

(14)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2017. For "Disability," includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2017 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(15)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2017 levels; for "Disability," includes 29 months of Company-paid medical coverage based on Mr. Michalak's 2017 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Michalak's 2017 elections for Comerica's medical, dental and vision plan coverage.

(16)
Assumes Mr. Michalak has elected to use Comerica's standard outplacement provider and represents negotiated rate.

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Babb, our Chairman and CEO. For 2017, our last completed fiscal year:

    •
    the median of the annual total compensation of all employees of Comerica (other than our CEO) was $79,951, which includes the estimated value of nondiscriminatory health care benefits; and
    •
    the annual total compensation of our CEO was $12,119,566, which exceeds the amount reported for him in the Summary Compensation Table due to the inclusion of the estimated value of nondiscriminatory health care benefits.

Based on this information, for 2017 the ratio of the annual total compensation of Mr. Babb to the median of the annual total compensation of all employees was 152 to 1.

Assumptions and Methodology.    To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

(1)
We determined that, as of October 31, 2017, our employee population consisted of 8,163 full-time and part-time employees.

(2)
To identify the "median employee" from our employee population, we calculated, for the ten months ended October 31, 2017, (1) total cash compensation plus (2) total retirement benefits. "Total cash compensation" includes salary, wages, overtime pay, commissions, referrals, ESPP matching payments, relocation assistance and cash incentive compensation actually paid during such period. "Total retirement benefits" includes the 401(k) match made by Comerica during such time period plus the change in pension value between January 1, 2017 and October 31, 2017. Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure. In calculating the change in pension value, we used the change in the actuarial present value of accumulated benefits payable to employees, based on average monthly compensation and the number of years of service credited at October 31, 2017. The actuarial assumptions used to determine the present values are consistent with those used in Comerica's financial statements.

(3)
Once we identified our median employee, we combined all of the elements of such employee's compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, plus the estimated value of nondiscriminatory health care benefits for the employee and such employee's eligible dependents of $4,967. This resulted in annual total compensation of $79,951.

(4)
With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column (column (j)) of our 2017 Summary Compensation Table included in this proxy statement, plus the estimated value of nondiscriminatory health care benefits for our CEO and our CEO's eligible dependents of $24,452. This resulted in annual total compensation for purposes of determining the ratio in the amount of $12,119,566.

(5)
We have chosen to exclude 28 employees who are employed in Canada and 8 employees who are employed in Mexico from the determination of the "median employee," given the small number of employees in those jurisdictions and the estimated costs of obtaining their compensation information. In total, we excluded less than 5% of our workforce (approximately 36 individuals) from the identification of the "median employee," as permitted by SEC rules. All other employees are located in the United States.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As of December 31, 2017

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)

Equity compensation plans approved by security holders(1)(2)
Employee Options	4,165,687	$40.08
Employee SELTPP Units and RSUs	745,771	N/A

			9,163,144(3)
Director RSUs	171,743	N/A	306,253(3)
Equity compensation plans not approved by security holders(4)
Options	7,264	$30.24	—
Deferred Compensation Plans	244,419	N/A	—

Total	5,334,884(5)	$40.06	9,469,397

(1)
Consists of (a) options to acquire shares of Comerica Common Stock, issued under the 2006 LTIP; (b) target number of stock-settled SELTPP units issued under the 2006 LTIP; and (c) restricted stock units ("RSUs") equivalent to shares of Comerica Common Stock issued under the 2006 LTIP, the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors (the "Old Non-Employee Director Plan") and the 2015 Comerica Incorporated Incentive Plan for Non-Employee Directors (the "2015 Non-Employee Director Plan"). At payout, the target number of SELTPP units may be reduced to zero or increased by up to 150%. The 2015 SELTPP grants vested and were settled at 100.7% on February 27, 2018, resulting in an issuance of an additional 1,648 shares above what is shown in the table.

The Old Non-Employee Director Plan is expired. The 2006 LTIP was approved by Comerica's shareholders on May 16, 2006, its amendment and restatement was approved by Comerica's shareholders on April 27, 2010 and on April 23, 2013 and its further amendment and restatement was approved by Comerica's Board of Directors on January 18, 2017. The 2015 Non-Employee Director Plan was approved by the shareholders on April 28, 2015.

(2)
Does not include shares of Comerica Common Stock purchased or available for purchase by employees under the Amended and Restated Employee Stock Purchase Plan, or contributed or available for contribution by Comerica on behalf of employees. The Amended and Restated Employee Stock Purchase Plan was ratified and approved by the shareholders on May 18, 2004. Five million shares of Comerica Common Stock have been registered for sale or awards to employees under the Amended and Restated Employee Stock Purchase Plan. As of December 31, 2017, 2,704,497 shares had been purchased by or contributed on behalf of employees, leaving 2,295,503 shares available for future sale or awards. If these shares available for future sale or awards under the Employee Stock Purchase Plan were included, the number shown in column (c) under "Total" would be 11,764,900.

(3)
These shares are available for future issuance under the 2006 LTIP in the form of options, stock appreciation rights, restricted stock, RSUs, performance awards and other stock-based awards and under the 2015 Non-Employee Director Plan in the form of options, stock appreciation rights, restricted stock, RSUs and other equity-based awards. Under the 2006 LTIP, not more than a total of 8.55 million shares may be used for awards other than options and stock appreciation rights and not more than one million shares are available as incentive stock options. Further, no award recipient may receive more than 350,000 shares during any calendar year, and the maximum number of shares underlying awards of options and stock appreciation rights that may be granted to an award recipient in any calendar year is 350,000. There are 2,345,642 shares available for issuance in respect of full value awards under the 2006 LTIP as of December 31, 2017. No shares are available for future issuance under the Old Non-Employee Director Plan, other than pursuant to dividend reinvestment under outstanding award agreements.

(4)
Includes options to purchase shares of Comerica Common Stock, issued under the Amended and Restated Sterling Bancshares, Inc. 2003 Stock Incentive and Compensation Plan ("Sterling LTIP"), of which 2,864 shares were assumed by Comerica in connection with its acquisition of Sterling and 4,400 shares were granted to legacy Sterling employees subsequent to the acquisition. The weighted-average option price of the options assumed in connection with the acquisition of Sterling was $29.04 at December 31, 2017. Does not include 1,825 shares of outstanding restricted stock granted to legacy Sterling employees under the Sterling LTIP subsequent to the acquisition. The Sterling LTIP expired on April 28, 2013, and there are no shares available for future issuance under this plan. Also includes shares issuable upon distribution of deferred compensation benefits pursuant to the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan"), the Sterling Bancshares, Inc. Deferred Compensation Plan (as Amended and Restated) (the "Sterling Deferred Compensation Plan")(which includes 9,044 shares related to accounts assumed pursuant to the acquisition), and the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan (the "Director Common Stock Deferral Plan"). The number of shares remaining available for future issuance under the Employee Common Stock Deferral Plan and the Director Common Stock Deferral Plan is not presently determinable. No shares are available for future issuance under the Sterling Deferred Compensation Plan, other than pursuant to dividend reinvestment.

(5)
In total, the weighted-average term for all outstanding stock options is 5.87 years.

Most of the equity awards made by Comerica during 2017 were granted under the shareholder-approved 2006 LTIP.

For additional information regarding Comerica's equity compensation plans, please refer to Note 1 (see page F-54) and Note 16 (see pages F-83 through F-85) to the Consolidated Financial Statements contained in Comerica's Annual Report on Form 10-K for the year ended December 31, 2017.

Plans not approved by Comerica's shareholders include:

Amended and Restated Sterling Bancshares, Inc. 2003 Stock Incentive and Compensation Plan.    The Sterling LTIP expired on April 28, 2013. Accordingly, there are no shares available for future issuance under this plan. Under the plan, stock awards in the form of options, restricted stock, performance awards, bonus shares, phantom shares and other stock-based awards were granted to legacy Sterling employees. The maximum number of shares underlying awards of options, restricted stock, phantom shares and other stock-based awards granted to an award recipient in any calendar year was 47,300, and the maximum amount of all performance awards granted to an award recipient in any calendar year was $2,000,000. Awards are generally subject to a vesting schedule specified in the grant documentation. The exercise price of each option granted was not less than the fair market value of each share of common stock subject to the option on the date the option was granted. The term of each option is not more than ten years, and the applicable grant documentation specifies the extent to which options may be exercised during their respective terms, including in the event of an employee's death, disability or termination of employment. The Sterling LTIP is administered by the Governance, Compensation and Nominating Committee of Comerica's Board of Directors.

Director and Employee Common Stock Deferral Plans. Pursuant to the Director Common Stock Deferral Plan and the Employee Common Stock Deferral Plan (the "Deferred Compensation Plans"), directors and eligible employees may invest specified portions of their compensation into units that correlate to, and are functionally equivalent to, shares of Comerica Common Stock. The participants' accounts under the Deferred Compensation Plans are increased to the extent of dividends paid on Comerica Common Stock to reflect the number of additional shares of Comerica Common Stock that could have been purchased had the dividends been paid on each share of common stock hypothetically underlying then-outstanding stock units in the participants' accounts. Following the applicable deferral period, the distribution of a participant's Comerica stock unit account under the applicable Deferred Compensation Plan is made in Comerica Common Stock (with fractional shares being paid in cash).

Sterling Deferred Compensation Plan. Comerica assumed the Sterling Deferred Compensation Plan upon its acquisition of Sterling. Prior to May 1, 2011, Sterling employees and directors were allowed to defer specified portions of their compensation into units that correlated to, and were functionally equivalent to, several different investment options, which included shares of common stock of Sterling. Following the acquisition of Sterling, such units are functionally equivalent to shares of Comerica Common Stock. Comerica Common Stock is not currently being offered as a hypothetical investment option for future deferrals or contributions, nor are participants permitted to reallocate investment funds into Comerica Common Stock; however, dividends earned on existing deferred amounts will continue to be hypothetically invested in Comerica Common Stock. Following the applicable deferral period, the distribution of a participant's Comerica stock unit account under the Sterling Deferred Compensation Plan is made in Comerica Common Stock (with fractional shares being paid in cash).

PROPOSAL IV SUBMITTED FOR YOUR VOTE

APPROVAL OF THE COMERICA INCORPORATED 2018 LONG-TERM INCENTIVE PLAN

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

We are asking shareholders to approve the Comerica Incorporated 2018 Long-Term Incentive Plan (the "2018 LTIP"). The 2018 LTIP was approved by the Governance, Compensation and Nominating Committee (the "Committee") and the Board of Directors on February 27, 2018, in substantially the form attached hereto as Appendix I, subject to shareholder approval. The material features of the 2018 LTIP are summarized below. The discussion that follows is qualified in its entirety by reference to the 2018 LTIP.

Purpose of the 2018 LTIP

The 2018 LTIP is designed to give Comerica a competitive advantage in attracting, retaining and motivating officers, employees, and/or consultants, as well as to provide Comerica with a plan providing incentives for future performance of services that are directly linked to the profitability of Comerica's businesses and increases in shareholder value. Further, equity-based compensation assists executives in complying with Comerica's Stock Ownership Guidelines. This practice aligns the interests of our senior officers with those of our shareholders and promotes good corporate citizenship.

Directors of Comerica who are not salaried employees of Comerica or an affiliate are not eligible to participate in the 2018 LTIP, nor are they able to participate in Comerica's current employee plan, the Comerica Incorporated Amended and Restated 2006 Long-Term Incentive Plan, as amended (the "2006 LTIP").

The 2006 LTIP was last approved by shareholders on April 23, 2013 and expires on April 23, 2023. The 2006 LTIP authorized the issuance of not more than 17,350,000 shares of Comerica Common Stock (plus shares remaining from the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan) over its term.

Cancellation of the Shares Remaining under the 2006 LTIP

As of February 23, 2018 (the Record Date), approximately 8.33 million shares remained available for grant under the 2006 LTIP, assuming that all SELTPP Units pay out at maximum. Of the 8.33 million shares remaining, 1.69 million are available for full value awards (as defined below), which are the predominant vehicle used by the Company.

If this proposal is approved:

  •
  New equity awards would be made only under the 2018 LTIP;

  •
  No new awards would be granted under the 2006 LTIP; and

  •
  Awards that have already been granted and are currently outstanding under the 2006 LTIP would remain outstanding.

The Basis for the Number of Shares Requested under the 2018 LTIP

This proposal is seeking approval of an additional 5.75 million shares of Comerica Common Stock, all of which could be used for any type of award (including full value awards) to officers, employees or consultants. In determining the amount of shares to request under the 2018 LTIP, the Committee took into account several factors:

    •
    Historical Equity Awards (Directors and Employees)(1)

Year	Total Number of Shares	Full Value Shares
2016	1,996,646	860,201
2017	899,822	469,997
2018	583,663	388,253

(1)
"Full Value Shares" refers to time-vested restricted stock and restricted stock units granted during the year, as well as performance-based restricted stock units vested during the year. The 2018 annual grants were made on January 23, 2018, in accordance with our Stock Granting Policy. Numbers are as of February 23, 2018, except that the 2018 numbers also include performance shares that vested on February 27, 2018. Regular January grants plus the February performance restricted stock unit vestings typically constitute predominantly all equity awards made in a year under the 2006 LTIP. See the "Stock Granting Policy" section of this proxy statement for more information.

  •
  Usage or Burn Rate - Generally the rate at which Comerica uses up its long-term incentive plan shares (calculated according to the policy of Institutional Shareholder Services Inc. ("ISS")).

3 Year Average
1.05%	Estimated by Comerica as of February 23, 2018
5.70%	Threshold provided by ISS guidelines
    •
    Outstanding Awards - The Committee reviewed the number of shares of Comerica Common Stock represented by outstanding awards as a percentage of the total number of shares outstanding of Comerica Common Stock (commonly referred to as "overhang") when considering how many shares to request under the 2018 LTIP. If the 2018 LTIP had been in effect on the Record Date and all shares thereunder were subject to outstanding awards, we estimate that overhang would have been approximately 8.53%.

    In addition, with respect to overhang and dilution (discussed below), we believe it is important to keep in mind the effects of Comerica's equity repurchase program. In 2015, 2016 and 2017, Comerica acquired in total almost 19 million shares of Comerica Common Stock pursuant to the equity repurchase program. Repurchasing shares increases shareholder value and reduces the total number of shares outstanding. This, in turn, has an inflationary effect on overhang and dilution calculations.

    •
    Shareholder Dilution - We estimate that if the 2018 LTIP had been in effect on the Record Date, the potential dilutive effect of Comerica's equity compensation program overall would have been 10.50% as of February 23, 2018, which is less than the 15% threshold commonly used by investors to evaluate the potential dilutive impact of long-term equity incentive plans.

    •
    Value of the Issuance

CMA 2017 Average Stock Price (A)	Common Shares Outstanding as of Record Date (B)	Market value of Common Shares Outstanding (C) = A × B	Market Value of 5.75 Million Shares Requested as of Record Date (D)	Value of Shares (E) = D / C
$73.04	172,644,963	$12,609,988,098	$419,980,000	3.33%

    •
    Future Awards — The Committee has been judicious in managing the number of shares of Comerica Common Stock granted under the LTIP. In 2013, when shareholders last approved an increase to the number of shares available under the 2006 LTIP, we indicated that we believed the available pool would last through three regular annual grant cycles (2014, 2015 and 2016). The shares available lasted through those annual grant cycles and also through the 2017 and 2018 annual grant cycles. Based on our current analysis, we believe the 5.75 million shares being requested will be sufficient to provide awards for at least the next three annual grant cycles (2019, 2020 and 2021), while allowing flexibility to adapt our long-term equity incentive programs to market or regulatory changes, including future awards to senior management that may be weighted towards full value awards, pursuant to regulatory guidance.

The following table sets forth the number of shares available for future awards under each of Comerica's equity compensation plans as of the Record Date:

	Available for Future Awards(1)	Additional Shares Requested in This Proposal for 2018 LTIP	Shares Cancelled as a Result of This Proposal for 2018 LTIP	Total Available for Future Awards If This Proposal is Approved
2006 LTIP	8,333,974	0	(8,333,974)	0
Director Plans(2)	306,102	0	0	306,102
2018 LTIP	0	5,750,000	0	5,750,000
Total(3)	8,640,076	5,750,000	(8,333,974)	6,056,102

(1)
Total amount available for future awards based on the assumptions in the table below.
(2)
Consists of the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors and the 2015 Comerica Incorporated Incentive Plan for Non-Employee Directors. Eligible participants are non-employee directors of the Comerica.
(3)
This table and the tables below exclude the shareholder-approved Amended and Restated Employee Stock Purchase Plan and the employee and director deferred compensation plans.

The following table sets forth the number of shares underlying outstanding awards under each of Comerica's equity compensation plans as of the Record Date:

	2006 LTIP	Director Plans	All Other Plans(1)	Total
Shares underlying outstanding stock options(2)	3,376,734	0	6,977	3,383,711
Shares underlying outstanding SELTPP units and RSUs(3)	1,408,548(4)	148,158	0	1,556,706
Total shares underlying outstanding awards	4,785,282	148,158	6,977	4,940,417
Total shares underlying outstanding awards as a percentage of shares outstanding	2.8%	0.1%	<0.1%	2.9%

(1)
Consists of the Sterling Bancshares, Inc. 2003 Stock Incentive and Compensation Plan. This plan is closed to future granting activity.
(2)
Comerica has granted no SARs.
(3)
All outstanding restricted stock awards are already included in the shares outstanding as of the Record Date, and are not included in this table.
(4)
Outstanding stock-settled SELTPP units issued under the 2006 LTIP are assumed for the purposes of this table to pay out at maximum, except for the 2015 SELTPP grants, which vested and were settled at 100.7% on February 27, 2018 and are included in the table as outstanding for that amount.

Weighted average exercise price of all outstanding stock options	$43.55
Weighted average remaining contractual life of all outstanding stock options	6.2 years

Key Features of the 2018 LTIP

Comerica follows current best practices for its equity award programs, and the 2018 LTIP contains provisions that the Board believes are consistent with the interests of shareholders and sound corporate governance practices:

Key Features	Description
No "evergreen" feature	The 2018 LTIP has a fixed number of shares available for grant that will not automatically increase because of an "evergreen" feature.

No liberal change in control vesting	The 2018 LTIP defines a "change of control" of Comerica to mean (i) a person acquiring beneficial ownership of Comerica securities representing 30% or more of Comerica Common Stock or the combined voting power of then outstanding securities of Comerica; (ii) specified changes in the majority of the Board (not including the election of Directors whose election or nomination was approved by a majority of the then incumbent Board); (iii) consummation of a reorganization, merger, share exchange, consolidation or other similar transaction, or a sale or other distribution of all or substantially all of the assets of Comerica, unless Comerica's shareholders prior to the transaction continue to own at least 50% of the common stock or voting securities, no person owns greater than 30% of the common stock or voting securities, and a majority of the board of directors remain; or (iv) shareholder approval of a complete liquidation or dissolution.

Awards do not automatically vest upon a change in control	The 2018 LTIP provides for "double-trigger" vesting of awards, unless awards are not assumed in a transaction.

Prohibits repricings or cash buyouts	The 2018 LTIP includes a blanket prohibition against repricing, including a prohibition of cash buyouts of out-of-the-money options or stock appreciation rights ("SARs"), without shareholder approval, which is consistent with Comerica's other equity plans. For these purposes, a "repricing" also includes substituting a stock award for an out-of-the-money option or SAR.

Share "recycling" not permitted for options	The 2018 LTIP includes a prohibition against re-granting shares withheld or tendered to pay option exercise prices, or withheld or tendered to satisfy tax withholding obligations on options or SARs.

Minimum vesting requirement	Under the 2018 LTIP, at least 95% of the shares that may be granted shall be subject to awards with designated vesting periods of no less than one year.

Key Features	Description
No reload options	Reload options are additional options that are granted automatically upon the exercise of the previously granted options; options granted under the 2018 LTIP may not include a reload feature.

No dividends on unvested equity	The 2018 LTIP does not permit payment of dividend equivalents on unvested shares unless the underlying shares vest. The 2018 LTIP also prohibits the payment of dividend equivalents on shares subject to outstanding options and SARs.

No discounted options or SARs	Under the 2018 LTIP, option or SAR exercise prices must be at least 100% of fair market value on the date an option or SAR is granted.

Individual share limits	No participant may be awarded in any calendar year full value awards of more than 500,000 shares, options and SARs covering more than 1,000,000 shares and cash awards in excess of $10 million.

Option term limits	Option terms may not be more than 10 years

Administration by an independent committee	The 2018 LTIP is administered by the Committee, which is comprised entirely of independent directors.

Comerica's Prudent Equity Award Practices

    Comerica's equity award practices include the following:

  •
  Equity pay mix. In 2018, 65% of each NEO's equity awards was subject to performance conditions.

  •
  Use of "full-value" awards. Our equity programs are heavily weighted towards the use of "full-value" awards (as opposed to "appreciation" awards, such as stock options). This can mitigate the potential dilutive effect of equity compensation, because the same value can be delivered in the form of a stock award using fewer shares than would be needed if delivered in the form of a stock option or stock-settled SAR.

  •
  No history of repricings. Comerica does not have a history of option repricings (regardless of whether shareholders have approved the repricing).

  •
  Stock ownership guidelines. We have stock ownership guidelines that encourage senior officers, including the NEOs, to own a significant amount of Comerica stock. The stock ownership guidelines are a multiple of annual base salary. Senior officers have five years from the time they are named to a senior leadership position to achieve the targeted ownership levels. If, after five years, the individual does not meet the ownership guideline, he/she will be required to retain 50% of all after-tax shares from RSA or RSU vestings or stock option exercises.

  •
  All equity awards have clawbacks and forfeiture provisions. Under the 2018 LTIP and for all awards outstanding under the 2006 Plan, the Committee has the express right to cancel a grant if the Committee determines in good faith that the recipient has engaged in conduct harmful to Comerica, such as having: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) been terminated for cause; (vi) engaged in any activity in competition with our business or the business of any of our subsidiaries or affiliates; or (vii) engaged in conduct that adversely affected Comerica.

    Additionally, there is a forfeiture provision applicable to all equity awards granted in 2014 or later that allows for the cancellation of unvested equity awards in the event of an adverse risk outcome.

  •
  Multi-year vesting periods. For 2015-2017:

Award Type	Vesting Requirement
Options	Vest over 4 years
RSAs	Vest over 5 years
SELTPP	3-year cliff

Summary of Material Terms of the 2018 LTIP

ELIGIBLE PARTICIPANTS.    Any officers, employees and consultants of Comerica and its subsidiaries and affiliates, as well as prospective officers, employees and consultants who have accepted offers of employment or consultancy, may be selected by the Committee to become participants in the 2018 LTIP. Directors of Comerica who are not salaried employees of Comerica or a subsidiary or affiliate are not eligible to participate. As of the Record Date, Comerica estimates that approximately 8,143 officers and other employees would be eligible to receive awards under the 2018 LTIP.

SHARES AVAILABLE UNDER THE 2018 LTIP.    The maximum number of shares of Comerica Common Stock that will be available under the 2018 LTIP is 5.75 million, plus any shares of Comerica Common Stock that are represented by awards granted under the 2006 LTIP which are forfeited, expire, terminate or are settled for cash. No individual may be granted full value awards with respect to more than 500,000 shares, 1,000,000 options and SARs or $10 million in cash awards in any calendar year. To the extent that any award is forfeited, any option or stock appreciation right terminates, expires or lapses without exercise or settlement, or any shares of Comerica Common Stock in respect of a full value award are withheld for tax purposes, the shares subject to such awards forfeited, expired or not delivered as a result thereof shall again be available for awards under the 2018 LTIP.

In the event of (i) a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of Comerica, or a disaffiliation, separation or spinoff, or other extraordinary dividend, or (ii) a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of an equity interest in a subsidiary or affiliate, or similar event affecting Comerica or any of its subsidiaries, the Committee or the Board shall in the case of events described in clause (i), and may in its discretion, in the case of events described in clause (ii), make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the 2018 LTIP, (B) the various maximum limitations set forth above upon the grants to individuals of certain types of awards, (C) the number and kind of shares or other securities subject to outstanding awards, (D) financial goals or results underlying or relevant to a performance goal and (E) the exercise price of outstanding options and SARs. In the case of certain corporate transactions, such an adjustment may consist of cancellation of outstanding awards in exchange for payments of cash, property or combination thereof having an aggregate value equal to the value of such awards, which in the case of an option may be the excess, if any of the deal consideration per share over the per share exercise price.

NEW PLAN BENEFITS.    Because awards under the 2018 LTIP are discretionary, no awards are determinable at this time. Additional information on equity grants under the 2006 LTIP in the last fiscal year is contained in the 2017 Summary Compensation Table on pages 77-78 of this proxy statement and the "2017 Grants of Plan-Based Awards" table on pages 79-80 of this proxy statement. The number of shares awarded in 2017 to all of the executive officers as a group (including the NEOs currently serving as executive officers) and the approximately 300 other eligible non-executive officer participants as a group are approximately 138,420 and 679,295, respectively.

MARKET VALUE OF COMMON STOCK.    On March 7, 2018, the latest practicable date the information was available prior to the printing and mailing of this proxy statement, the closing price of a share of Comerica's Common Stock on the New York Stock Exchange was $101.17.

ADMINISTRATION OF THE 2018 LTIP.    Like the 2006 LTIP, the 2018 LTIP will be administered by the Committee of the Board, or such other committee of members of the Board as the Board may designate from time to time. Currently, the Committee is comprised of only outside independent directors.

The Committee is authorized to interpret the 2018 LTIP, the rules and regulations under the 2018 LTIP, and the terms of all grants under the 2018 LTIP; and to adopt, alter and repeal rules and procedures relating to the administration of the 2018 LTIP as, in its opinion, may be advisable in the administration of the 2018 LTIP; and, except as provided in the 2018 LTIP, to make all other determinations deemed necessary or advisable under the 2018 LTIP. The Committee may, except to the extent prohibited by applicable law or the listing standards of the New York Stock Exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other officer or officers selected by it, including, without limitation, Comerica's Chief Executive Officer. However, the Committee may not delegate its responsibilities and powers if such delegation would cause an award made to an individual subject to Section 16 of the Exchange Act not to qualify for an exemption from Section 16(b) of the Exchange Act.

TYPES OF AWARDS UNDER THE PLAN.    The Committee may grant stock options, SARs, restricted stock, restricted stock units, other stock-based awards and cash awards under the 2018 LTIP.

Stock Options.    The Committee may grant stock options qualifying as incentive stock options under the Internal Revenue Code (called ISOs) and non-qualified stock options. The term of each stock option will be fixed by the Committee, but may not exceed ten years. The exercise price for each stock option will also be fixed by the Committee, but may not be less than the fair market value of Comerica Common Stock on the date of grant. ISOs may only be granted to employees of Comerica and corporations connected to it by chains of ownership of voting power representing 50 percent or more of the total outstanding voting power of all classes of stock of the lower-tier entity. In addition, the aggregate fair market value of the common stock for which ISOs are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Stock options will vest and become exercisable as determined by the Committee. The effect of a participant's termination of service on a stock option then held by the participant will be set forth in the applicable award agreement. In general, stock options may be exercised, in whole or in part, in accordance with the methods and procedures established by the Committee in the award agreement or otherwise.

Restricted Stock.    The Committee may also award restricted stock, that is, actual shares of Comerica Common Stock, the vesting of which is subject to such requirements as the Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. At the discretion of the Committee, the recipient of restricted stock will be entitled to vote the shares and receive dividends and other distributions, although all dividends and other distributions with respect to restricted stock shall be held subject to the same vesting conditions underlying the restricted stock. The effect of a participant's termination of service on any restricted stock award then held by the participant will be described in the applicable award agreement.

Restricted Stock Units.    The Committee may also award restricted stock units, that is, grants representing a specified number of hypothetical shares of Comerica Common Stock, the vesting of which is subject to such requirements as the Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. Upon or after vesting, restricted stock units will be settled in cash or shares of Comerica Common Stock or a combination, as determined by the Committee. A participant to whom restricted stock units are granted will not have any rights as a shareholder with respect to the units, unless and until they are settled in shares of Comerica Common Stock, although at the discretion of the Committee, the recipient of a restricted stock unit award may be entitled to a dividend equivalent right, subject to the same vesting conditions as the restricted stock unit. The effect of a participant's termination of service on any restricted stock unit award then held by the participant will be described in the applicable award agreement.

Stock Appreciation Rights.    The Committee may grant SARs, with such terms and conditions as determined by the Committee. The exercise price for each SAR will be fixed by the Committee, but may not be less than the fair market value of Comerica Common Stock on the date of grant. Exercise of a SAR entitles a participant to receive an amount equal to the difference between the fair market value of one share of common stock on the date the SAR is exercised and the grant price times the number of shares with respect to which the SAR is exercised. The Committee has discretion to determine whether any SAR will be settled in cash, shares or a combination thereof. SARs expire no more than 10 years after the date they are granted. The effect of a participant's termination of service on a stock option then held by the participant will be set forth in the applicable award agreement.

Other Stock-Based Awards.    Other stock-based awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Comerica Common Stock, as the Committee deems consistent with the purpose of the 2018 LTIP. They also may be subject to such additional terms and conditions, which may include continued service for a specified period and/or achievement of performance goals, not inconsistent with the provisions of the 2018 LTIP, as determined by the Committee.

Cash Awards.    The Committee may grant awards that are denominated and payable in cash in such amounts and subject to such terms and conditions as the Committee shall determine, which may include continued service for a specified period and/or achievement of performance goals.

PERFORMANCE GOALS.    The grant or vesting of awards under the 2018 LTIP may be conditioned on the achievement of performance goals established by the Committee based on the attainment of specified levels of one or more of the following measures: (a) earnings per share (including variations thereof, such as diluted earnings per share, earnings per common share or diluted earnings per common share), (b) return measures (including, but not limited to, return on assets, average assets, equity, common equity or sales or shareholder payout ratio), (c) income measures (before or after taxes, including, but not limited to, net income, net interest income and noninterest income), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) revenue measures (including, but not limited to, gross revenues and pre-provision net revenue), (i) gross margins, (j) expenses (including expense efficiency ratios and other expense measures), (k) strategic plan development and implementation, (l) capital levels, (m) loan growth, (n) stock price (including, but not limited to, growth measures and total stockholder return), (o) sustainability measures (including, but not limited to, the measures set forth in Comerica's Sustainability report, such as percentage reduction in paper consumption, water use, greenhouse gas emissions and/or landfill waste), (p) asset quality, (q) net interest margin, (r) deposit growth, (s) cost control, (t) liquidity, (u) objective customer service measures or indices; (v) customer satisfaction reports and (w) any other objective or subjective measures determined by the Committee, in each case with respect to Comerica or any one or more subsidiaries, divisions, business units or business segments thereof, or individual performance, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

CANCELLATION OR SUSPENSION OF AWARDS.    The Committee may cancel all or any portion of any award, whether or not vested, as set forth below. Upon cancellation, the award recipient shall forfeit the award and any benefits attributable to such canceled award or portion thereof. The Committee may cancel an award if, in its sole discretion, the Committee determines in good faith that the award recipient has done any of the following: (i) been convicted of, or plead guilty or nolo contendere to, a charge of commission of a felony under federal law or the law of the state in which such action occurred; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for cause; (vi) engaged in any activity in competition with the business of Comerica or any subsidiary or affiliate of Comerica; or (vii) engaged in conduct that adversely affected Comerica. The Chief Human Resources Officer, or such other person designated from time to time by the Committee, shall have the power and authority to suspend all or any portion of any award if that delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an award shall remain in effect until the suspension shall be presented to and acted on by the Committee at its next meeting. The cancellation and suspension provisions have no application following a change of control of Comerica.

EFFECT OF A CHANGE IN CONTROL.    Upon a change in control of Comerica, participants will be granted replacement awards in the acquirer of the same type held prior to the change in control. Replacement performance awards will be converted into time-based awards for the remainder of the applicable performance period, with the number of underlying shares based on the greater of actual performance through the date of the change in control and target performance. Replacement awards will continue on the same vesting schedule as the original awards, except that, if a participant is terminated by Comerica other than for cause, or if the participant terminates for good reason, within the 24 months following the change in control (or such longer period set forth in an awards agreement), then the participant's awards will be accelerated and vest in full. In the event an acquirer refuses to issue replacement awards, or if the acquirer is not a publicly-held company, then all awards will be accelerated and vest in full. In the case of performance awards, awards will be vested at the greater of actual performance through the date of the change in control and target performance. The terms "cause," "good reason" and "change in control" are defined in the 2018 LTIP.

TRANSFERABILITY OF AWARDS.    Awards under the 2018 LTIP will be non-transferable except by will or pursuant to the laws of intestacy for no value or consideration.

AMENDMENT OF THE PLAN.    The Committee may amend, alter, or discontinue the 2018 LTIP, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of an award recipient with respect to a previously granted award without such award recipient's consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of Comerica's shareholders to the extent such approval is required by applicable law or the listing standards of the applicable stock exchange.

The Committee may unilaterally amend the terms of any award previously granted, but no such amendment shall, without the award recipient's consent, materially impair the rights of any award recipient with respect to an award, except such an amendment made to cause the 2018 LTIP or award to comply with applicable law, stock exchange rules or accounting rules.

Additionally, without shareholder approval, the Committee is not permitted to amend any stock option or SAR to decrease its exercise price. A "repricing" also includes cash buyouts of out-of-the-money stock options or SARs or substituting a stock award for an out-of-the-money stock option or SAR.

TAX WITHHOLDING.    Participants are required to pay to Comerica, or make arrangements satisfactory to Comerica regarding the payment of, any taxes that are required to be withheld with respect to grants under the 2018 LTIP. Unless otherwise determined by Comerica, withholding obligations may be settled with shares of Comerica Common Stock, including shares that are part of the grant that gives rise to the withholding requirement.

CLAWBACK.    Awards granted pursuant to the 2018 LTIP shall be subject to the terms of the recoupment (clawback) policy adopted by Comerica as in effect from time to time, as well as any applicable forfeiture provisions.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES.    The following discussion is intended only as a brief summary of the material U.S. Federal income tax rules that are generally relevant to awards that may be granted under the 2018 LTIP as of the date of this proxy statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change. The following discussion does not address state, local or non-U.S. income tax rules applicable to awards under the 2018 LTIP. Each individual should seek tax advice with respect to the consequences of participating in the 2018 LTIP from his or her personal tax advisor.

Stock Options and Stock Appreciation Rights.    Upon the exercise of a non-qualified stock option, the excess of the fair market value of the shares underlying the portion of the stock option that is exercised over the exercise price paid (the "spread") will constitute compensation taxable to the recipient as ordinary income. Comerica generally will be entitled to a corresponding federal income tax deduction equal to the amount of ordinary income recognized by the recipient. Upon the exercise of a SAR, an award recipient will recognize ordinary income equal to the excess of the fair market value of the shares underlying the exercised portion of the SAR on the exercise date over the exercise price of the SAR. Comerica generally will be entitled to a corresponding deduction equal to the amount of ordinary income that the recipient recognizes. Upon the sale of Comerica Common Stock acquired upon exercise of a non-qualified stock option or SAR, the recipient will generally recognize long- or short-term capital gain or loss, depending on whether the recipient held the stock for more than one year from the date of exercise. With respect to ISOs, a recipient generally will not recognize taxable income when the recipient exercises the ISO, unless the recipient is subject to the alternative minimum tax. If the recipient sells the shares more than two years after the ISO was granted and more than one year after the ISO was exercised, the recipient will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. Comerica will not receive a tax deduction with respect to the exercise of an ISO if the ISO holding period is satisfied. Award recipients do not recognize any taxable income and Comerica is not entitled to a deduction upon the grant of a non-qualified stock option, SAR or an ISO.

Other Awards.    Other awards (including restricted stock, restricted stock units, other stock-based awards and cash awards). The recipient of a restricted stock award, restricted stock unit award, other stock-based award or cash award will generally not recognize taxable income at the time of grant as long as the award is subject to a substantial risk of forfeiture as a result of performance-based or service-based vesting requirements. The recipient generally will recognize ordinary income when the substantial risk of forfeiture expires or is removed unless, in the case of an award other than restricted stock, the cash to be paid or shares to be delivered are deferred until sometime after the vesting date, in which case, the recipient generally will recognize ordinary income upon receipt of such cash or shares. Comerica will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. If the recipient holds shares received upon settlement of an award for more than one year, the capital gain or loss when the recipient sells the shares will be long-term.

Section 162(m).    In general, Section 162(m) of the Internal Revenue Code limits Comerica's compensation tax deduction to compensation of $1,000,000 or less paid in any tax year to any "covered employee" as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the 2018 LTIP to "covered employees" failing to be deductible to Comerica for U.S. Federal income tax purposes.

Section 409A.    Section 409A of the Internal Revenue Code may be applicable to awards granted under the 2018 LTIP that constitute "nonqualified deferred compensation" within the meaning of Section 409A.

EFFECTIVE DATE AND TERMINATION OF THE PLAN.    The 2018 LTIP will be effective as of the date it is approved by the shareholders. It will terminate on the tenth anniversary of that date, unless earlier terminated in accordance with its provisions. Awards outstanding as of the date of termination of the 2018 LTIP shall not be affected or impaired by the termination.

SHAREHOLDER VOTING REQUIREMENTS.    If a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast in person or by proxy by shareholders represented and entitled to vote at the meeting is required for approval of the 2018 LTIP. In tabulating the vote, abstentions will have the same effect as a vote against the 2018 LTIP, however, broker non-votes will be disregarded and will not affect the outcome.

If the 2018 LTIP is not approved by the shareholders, the Committee will continue to grant awards under the 2006 LTIP as it currently exists, and the 2006 LTIP would be otherwise unaffected by this vote.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE COMERICA INCORPORATED 2018 LONG-TERM INCENTIVE PLAN.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica Common Stock beneficially owned by Comerica's incumbent directors and director nominees, the NEOs and all incumbent directors and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of February 23, 2018 and also any shares that the individual can acquire by April 24, 2018 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Ralph W. Babb, Jr.	847,567	(1)(2)(3)	*
John D. Buchanan	21,096	(3)(4)	*
Michael E. Collins	1,360	(5)	*
Roger A. Cregg	40,123	(5)(6)(7)	*
T. Kevin DeNicola.	27,800	(5)(8)	*
David E. Duprey	111,777	(9)	*
Curtis C. Farmer	89,995	(3)(10)	*
Jacqueline P. Kane	30,811	(5)(6)(11)	*
Richard G. Lindner	49,043	(5)(6)	*
Michael H. Michalak	76,001	(1)(3)(12)(13)	*
Barbara R. Smith	141	(6)	*
Robert S. Taubman	38,860	(5)(6)	*
Reginald M. Turner, Jr.	29,565	(5)(6)(14)	*
Nina G. Vaca (Ximena G. Humrichouse)	22,252	(5)(6)	*
Michael G. Van de Ven	6,360	(5)(15)	*
Directors and current executive officers as a group (20 people)	1,437,971	(16)(17)	*

Footnotes:
*	Represents holdings of less than one percent of Comerica Common Stock.
(1)	Includes the following number of shares deemed invested, on behalf of the respective executives, in Comerica Common Stock under deferred compensation plans: Mr. Babb, 42,893 shares and Mr. Michalak, 2,520 shares; they do not have voting power over such shares.
(2)	Includes 33,467 shares of restricted stock of Comerica subject to future vesting conditions ("restricted stock") and options to purchase 180,211 shares of Comerica Common Stock that are or will be exercisable as of April 24, 2018, which Comerica granted to Mr. Babb under the 2006 LTIP. Also includes 64,246 SELTPP units granted to Mr. Babb under the 2006 LTIP, over which Mr. Babb did not have voting or investment power as of the Record Date, but which vested and were settled in stock on February 27, 2018. Additionally includes 117,691 shares held jointly with his spouse.
(3)	Includes restricted stock units held by executive officers, over which executive officers do not have voting or investment power, as follows: Mr. Babb, 11,285 restricted stock units, Mr. Buchanan 1,820 restricted stock units, Mr. Farmer 3,935 restricted stock units, and Mr. Michalak 1,690 restricted stock units.
(4)	Includes 18,680 shares of restricted stock, which Comerica granted to Mr. Buchanan under the 2006 LTIP.
(5)	Includes restricted stock units held by non-employee directors, over which directors do not have voting or investment power, as follows: restricted stock units for Roger A. Cregg and T. Kevin DeNicola, who each hold 21,255 restricted stock units, Reginald M. Turner, Jr., who holds 23,726 restricted stock units, Richard G. Lindner, who holds 19,865 restricted stock units, Robert S. Taubman, who holds 24,180 restricted stock units, Jacqueline P. Kane and Nina G. Vaca, who each hold 17,579 restricted stock units, and Michael E. Collins and Michael Van de Ven, who each hold 1,360 restricted stock units. These restricted stock units are subject to time vesting and will be settled in Comerica Common Stock following the respective director's termination of service as a director.
(6)	Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica Common Stock under a deferred compensation plan: Roger A. Cregg, 13,868 shares; Jacqueline P. Kane, 7,406 shares; Richard G. Lindner, 29,178 shares; Barbara R. Smith, 141 shares; Robert S. Taubman, 420 shares; Reginald M. Turner, Jr., 1,724 shares; and Nina G. Vaca, 4,674 shares; the directors do not have voting power over such shares.
(7)	Includes 5,000 shares in an account held jointly with his spouse.
(8)	Includes 6,545 shares held by the Kevin DeNicola Revocable Trust.

(9)	Includes 10,526 shares of restricted stock and options to purchase 11,293 shares of Comerica Common Stock that are or will be exercisable as of April 24, 2018, which Comerica granted to Mr. Duprey under the 2006 LTIP. Also includes 9,546 SELTPP units granted to Mr. Duprey under the 2006 LTIP, over which Mr. Duprey did not have voting or investment power as of the Record Date, but which vested and were settled in stock on February 27, 2018.
(10)	Includes 16,159 shares of restricted stock, which Comerica granted to Mr. Farmer under the 2006 LTIP. Also includes 14,722 SELTPP units granted to Mr. Farmer under the 2006 LTIP, over which Mr. Farmer did not have voting or investment power as of the Record Date, but which vested and were settled in stock on February 27, 2018.
(11)	Includes 5,826 shares held by The Steven and Jacqueline Kane Trust U/A dtd 12/20/2010.
(12)	Includes 4,048 shares of restricted stock and options to purchase 25,374 shares of Comerica Common Stock that are or will be exercisable as of April 24, 2018, which Comerica granted to Mr. Michalak under the 2006 LTIP. Also includes 7,139 SELTPP units granted to Mr. Michalak under the 2006 LTIP, over which Mr. Michalak did not have voting or investment power as of the Record Date, but which vested and were settled in stock on February 27, 2018.
(13)	Includes 22,678 shares in an account held jointly with his spouse.
(14)	Includes 4,115 shares held by the Reginald M. Turner, Jr. Trust.
(15)	Includes 5,000 shares held by the Van de Ven 2008 Family Trust.
(16)	Includes 91,140 shares of restricted stock and options to purchase 254,192 shares of Comerica Common Stock that are exercisable by February 23, 2018 or will become exercisable by April 24, 2018, all of which are beneficially owned by the current executive officers as a group. Comerica granted the options under the 2006 LTIP. The number shown also includes 108,910 SELTPP units held by executive officers as a group and 174,033 restricted stock units held by directors and executive officers as a group; in each case, the officer or director does not have voting or investment power over such restricted stock units. The SELTPP units vested and were settled in stock on February 27, 2018. 105,926 shares are deemed invested, on behalf of the directors and executives, in Comerica Common Stock under deferred compensation plans; the officer or director does not have voting power over such shares. The number additionally includes 176,582 shares of Comerica Common Stock for which the directors, nominees and executive officers share voting and investment power. The number shown does not include any shares that are pledged. Comerica has adopted a policy prohibiting transactions by employees and directors that are designed to hedge or offset any decrease in the market value of Comerica's equity securities. Employees and directors are also prohibited from holding Comerica's securities in a margin account or pledging Comerica's securities as collateral for a loan.
(17)	As of February 23, 2018, consists of ten non-employee directors and ten current executive officers, one of whom is an employee director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica Common Stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica Common Stock as of December 31, 2017. To report this information, Comerica relied solely on information that BlackRock, Inc. furnished in its Schedule 13G/A, filed January 29, 2018, on information that The Vanguard Group furnished in its Schedule 13G/A, filed February 8, 2018 and on information that State Street Corporation furnished in its Schedule 13G, filed February 14, 2018, in each case relating to their respective beneficial ownership of Comerica as of December 31, 2017, using Comerica's actual shares outstanding at December 31, 2017.

Amount and Nature of Beneficial Ownership as of December 31, 2017

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. and certain affiliates
55 East 52nd Street
New York, NY 10055	11,882,946 (1)	6.9%
State Street Corporation and certain affiliates
State Street Financial Center
One Lincoln Street
Boston, MA 02111	9,923,577 (2)	5.7%
The Vanguard Group, Inc. and certain affiliates
100 Vanguard Blvd.
Malvern, PA 19355	18,395,428 (3)	10.6%

Footnotes:
(1)

BlackRock, Inc. indicated that it has sole power to vote or to direct the vote with respect to 10,355,902 shares and sole dispositive power with respect to 11,882,946 shares. BlackRock, Inc. filed on behalf of the following subsidiaries: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; BlackRock Capital Management,  Inc.; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, N.A.; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co Ltd; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Ltd; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; Blackrock (Singapore) Limited; and BlackRock Fund Managers Ltd.

(2)

State Street Corporation indicated that it has shared power to vote or to direct the vote, and shared dispositive power, with respect to 9,923,577 shares. State Street Corporation filed on behalf of the following subsidiaries: State Street Bank and Trust Company; SSGA Funds Management, Inc.; State Street Global Advisor Trust Company; State Street Global Advisors (Japan) Co., Ltd.; State Street Global Advisors (Asia) Limited; State Street Global Advisors France S.A.S.; State Street Global Advisors Singapore Ltd.; State Street Global Advisors Limited; State Street Global Advisors GmbH; and State Street Global Advisors, Australia.

(3)

The Vanguard Group, Inc. indicated that it sole power to vote or direct the vote on 242,924 shares, and shared voting power with respect to 30,832 shares. It has sole dispositive power with respect to 18,124,500 shares, and shared dispositive power with respect to 270,928 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group,  Inc., is the beneficial owner of 188,462 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 135,839 shares as a result of its serving as investment manager of Australian investment offerings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2017, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements.

ANNUAL REPORT TO SHAREHOLDERS

Comerica provided the 2017 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2017, to you along with this proxy statement. You should not regard the 2017 annual report as proxy soliciting material.

HOUSEHOLDING

SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as "householding" and can result in significant savings of paper and mailing costs.

Because we are using the SEC's notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:

Corporate Secretary
Comerica Incorporated
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
1-866-870-3684

ADMISSION TO THE ANNUAL MEETING

Admission to the Annual Meeting is limited to registered and beneficial shareholders as of the record date and persons holding valid proxies from shareholders of record. To be admitted to the Annual Meeting, you will need to bring a valid photo ID or other satisfactory proof of identification. If you are a beneficial owner, you must also bring evidence of your Comerica share ownership that can include the Notice of Internet Availability of Proxy Materials you received in the mail or a recent account statement or letter from the bank, broker or other intermediary that holds your shares and confirms your beneficial ownership of those shares as of the Record Date.

For security reasons, briefcases, purses and other bags brought to the meeting may be subject to inspection at the door. The taking of photographs, the use of audio or video recording equipment and the use of cell phones is prohibited.

OTHER MATTERS

The Board is not aware of any other matter upon which action will be taken at the Annual Meeting. If any other business should properly come before the meeting, or if there is any meeting adjournment, proxies will be voted in accordance with the best judgment of the person or persons named in the proxies.

By Order of the Board of Directors

John D. Buchanan Executive Vice President — Chief Legal Officer, and Corporate Secretary

March 13, 2018

APPENDIX I

COMERICA INCORPORATED 2018 LONG-TERM INCENTIVE PLAN

SECTION 1.    Purpose; Definitions

              The purpose of this Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives for future performance of services directly linked to the profitability of the Company's businesses and increases in Company shareholder value.

              For purposes of this Plan, the following terms are defined as set forth below, and certain other terms used herein have the definitions given to them in the first place in which they are used:

              (a)          "Affiliate" means a company or other entity controlled by, controlling or under common control with the Company.

              (b)          "Applicable Exchange" means the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

              (c)          "Award" means a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Cash Award granted pursuant to the terms of this Plan.

              (d)          "Award Agreement" means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.

              (e)          "Board" means the board of directors of the Company.

              (f)           "Business Combination" has the meaning set forth in Section 10(e)(iii).

              (g)          "Cash Award" means an Award granted under Section 8 of the Plan.

              (h)          "Cause" means, unless otherwise provided in an Award Agreement, (i) "Cause" as defined in any Individual Agreement (unless expressly provided otherwise in such Individual Agreement) to which a Participant is a party as in effect as of immediately prior to the date of the Termination of Service that occurs on or after a Change in Control, or (ii) if there is no Individual Agreement, if it does not define Cause or if a Change in Control has not occurred prior to the date of Termination of Service: (A) conviction of, or plea of guilty or nolo contendere by, the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) willful and deliberate failure on the part of the Participant in the performance of his or her employment duties in any material respect, (C) dishonesty in the course of fulfilling the Participant's employment duties, (D) a material violation of the Company's ethics and compliance program or (E) prior to a Change in Control, such other events as shall be determined by the Committee. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether "Cause" exists shall be subject to de novo review.

              (i)           "Change in Control" has the meaning set forth in Section 10(e).

              (j)           "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

              (k)          "Committee" means the Committee referred to in Section 2.

              (l)           "Common Stock" means common stock, $5.00 par value per share, of the Company.

              (m)        "Company" means Comerica Incorporated, a Delaware corporation, or its successor.

              (n)          "Corporate Transaction" has the meaning set forth in Section 3(e).

              (o)          "Delegate" has the meaning set forth in Section 2(d).

              (p)          "Disability" means, unless otherwise provided in an Award Agreement, permanent and total disability as determined under the Company's Long-Term Disability Plan applicable to the Participant; provided that, in any case, for an Award that is subject to Section 409A of the Code, "Disability means "disability" as defined in Section 409(a)(2)(C) of the Code.

              (q)          "Disaffiliation" means a Subsidiary's or an Affiliate's ceasing to be a Subsidiary or Affiliate for any reason (including as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

              (r)          "Effective Date" has the meaning set forth in Section 12(a).

              (s)          "Eligible Individuals" means officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective officers, employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.

              (t)           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

              (u)          "Fair Market Value" means, except as otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded on the Applicable Exchange, as reported by such source as the Committee may select. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith and, to the extent applicable, such determination shall be made in a manner that satisfies Section 409A and Section 422(c)(1) of the Code.

              (v)          "Full-Value Award" means any Award other than a Stock Option, Stock Appreciation Right or Cash Award.

              (w)         "Good Reason" means, unless otherwise provided in an Award Agreement, (i) "Good Reason" as defined in any Individual Agreement (unless expressly provided otherwise in such Individual Agreement) to which the Participant is a party as in effect as of immediately prior to the date of the Termination of Service that occurs on or after a Change in Control, or (ii) if there is no such Individual Agreement or if it does not define Good Reason, the occurrence of any of the following without a Participant's consent: (A) a material reduction in the Participant's annual base salary or target short-term incentive compensation opportunity, in each case, from that in effect immediately prior to the Change in Control; or (B) a mandatory relocation of the Participant's principal location of employment to a location that is more than fifty (50) miles from his or her principal employment location immediately prior to the

Change in Control and increases the distance between such Participant's home and principal employment location. In order to invoke a termination for Good Reason, the Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (B) within ninety (90) days following the Participant's knowledge of the initial existence of such condition or conditions, and the Company shall have thirty (30) days following receipt of such written notice (the "Cure Period") during which it may cure the condition, if curable. If the Company fails to cure the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within one (1) year following the end of the Cure Period in order for such termination to constitute a termination for Good Reason. The Participant's mental or physical incapacity following the occurrence of an event described above in clauses (A) through (B) shall not affect the Participant's ability to terminate employment for Good Reason.

              (x)          "Grant Date" means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares, or the formula for earning a number of Shares, to be subject to such Award or the cash amount subject to such Award, or (ii) such later date as the Committee shall provide in such resolution.

              (y)          "Incentive Stock Option" means any Stock Option designated in the applicable Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code, and that in fact so qualifies.

              (z)          "Incumbent Board" has the meaning set forth in Section 10(e)(ii).

              (aa)       "Indemnified Person" has the meaning set forth in Section 13(k).

              (bb)       "Individual Agreement" means, solely with respect to periods on or after a Change in Control, a change in control, severance or salary continuation agreement between a Participant and the Company or one of its Subsidiaries or Affiliates, which, for the avoidance of doubt, does not include any arrangement providing for similar benefits under a plan or policy.

              (cc)        "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

              (dd)       "Other Stock-Based Award" means Awards granted to a Participant under Section 9 of this Plan.

              (ee)       "Outstanding Company Common Stock" has the meaning set forth in Section 10(e)(i).

              (ff)          "Outstanding Company Voting Securities" has the meaning set forth in Section 10(e)(i).

              (gg)       "Participant" means an Eligible Individual to whom an Award is or has been granted.

              (hh)       "Performance Goals" means the performance goals established by the Committee in connection with the grant of an Award. Such goals shall be based on the attainment of specified levels of one or more of the following measures: (a) earnings per share (including variations thereof, such as diluted earnings per share, earnings per common share or diluted earnings per common share), (b) return measures (including, but not limited to, return on assets, average assets, equity, common equity or sales or shareholder payout ratio), (c) income measures (before or after taxes, including, but not limited to, net income, net interest income and noninterest income), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) revenue measures (including, but not limited to, gross revenues and pre-provision net revenue), (i) gross margins, (j) expenses (including expense efficiency ratios and other expense measures), (k) strategic plan development and implementation, (l) capital levels, (m) loan growth, (n) stock price (including, but not limited to, growth measures and total stockholder return), (o) sustainability measures (including, but not limited to, the measures set forth in Comerica's Sustainability report, such as percentage reduction in paper consumption, water use, greenhouse gas emissions and/or landfill waste), (p) asset quality, (q) net interest margin, (r) deposit growth, (s) cost control, (t) liquidity, (u) objective customer service measures or indices, (v) customer satisfaction reports and (w) any other objective or subjective measures determined by the Committee, in each case with respect to the Company or any one or more Subsidiaries, divisions, business units or business segments thereof, or individual performance, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

              (ii)          "Person" has the meaning set forth in Section 10(e)(i).

              (jj)          "Plan" means the Comerica Incorporated 2018 Long-Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

              (kk)        "Prior Plan" means the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as amended to date.

              (ll)          "Replaced Award" has the meaning set forth in Section 10(b).

              (mm)     "Replacement Award" has the meaning set forth in Section 10(b).

              (nn)       "Restricted Stock" means an Award granted under Section 6.

              (oo)       "Restricted Stock Unit" has the meaning set forth in Section 7(a).

              (pp)       "Retirement" means, except as otherwise provided by the Committee, retirement from active employment with the Company or any Affiliate on or after age 65 or after attainment of both age 55 and at least ten (10) years of service with the Company or its Affiliates (as reflected in the Company's records).

              (qq)       "Section 16(b)" has the meaning set forth in Section 2(g).

              (rr)         "Section 409A CIC" has the meaning set forth in Section 10(a).

              (ss)        "Separation from Service" has the meaning set forth in Section 1(yy).

              (tt)          "Share" means a share of Common Stock.

              (uu)       "Stock Appreciation Right" means an Award granted under Section 5(b).

              (vv)        "Stock Option" means an Award granted under Section 5(a).

              (ww)      "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

              (xx)        "Term" means the maximum period during which a Stock Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Service or otherwise, as specified in the applicable Award Agreement.

              (yy)        "Termination of Service" means the termination of the applicable Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, (i) if a Participant's employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service, and (ii) a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall also be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Subsidiary, Affiliate or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or any Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Service. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a "nonqualified deferred compensation plan" subject to Section 409A of the Code, a Participant shall not be considered to have experienced a "Termination of Service" unless the Participant has experienced a "separation from service" within the meaning of Section 409A of the Code (a "Separation from Service").

SECTION 2.    Administration

              (a)          Committee. This Plan shall be administered by the Board directly, or if the Board elects, by the Governance, Compensation and Nominating Committee or such other committee of the Board as the Board may from time to time designate, which committee shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. All references in this Plan to the "Committee" refer to the Board as a whole, unless a separate committee has been designated or authorized consistent with the foregoing.

              Subject to the terms and conditions of this Plan, the Committee shall have absolute authority:

                  (i)           To select the Eligible Individuals to whom Awards may from time to time be granted;

                  (ii)          To determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash Awards or any combination thereof are to be granted hereunder;

                  (iii)         To determine the number of Shares to be covered by each Award granted hereunder or the amount of any Cash Award;

                  (iv)         To approve the form of any Award Agreement and determine the terms and conditions of any Award granted hereunder, including, but not limited to, the exercise price (subject to Section 5(c)) or any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate);

                  (v)          To modify, amend or adjust the terms and conditions (including, but not limited to, Performance Goals) of any Award (subject to Section 5(c) and Section 5(d)), at any time or from time to time, including, without limitation, in order to comply with tax and securities laws and to comply with changes of law and accounting standards;

                  (vi)         To determine to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of a Participant;

                  (vii)        To determine under what circumstances an Award may be settled in cash, Shares, other property or a combination of the foregoing;

                  (viii)       To adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

                  (ix)         To establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable;

                  (x)          To interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Award Agreement relating thereto);

                  (xi)         To decide all other matters that must be determined in connection with an Award; and

                  (xii)        To otherwise administer this Plan.

              (b)    Procedures.

                (i)           The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and, subject to Section 2(g), allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any officer or officers selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

                (ii)          Any authority granted to the Committee may be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

              (c)          Discretion of Committee. Subject to Section 1(h), any determination made by the Committee or pursuant to delegated authority under the provisions of this Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of this Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of this Plan shall be final, binding and conclusive on all persons, including the Company, Participants and Eligible Individuals.

              (d)          Cancellation or Suspension. Subject to Section 5(c), the Committee may cancel all or any portion of any Award, whether or not vested or deferred, as set forth below. Upon cancellation, the Participant shall forfeit the Award and any benefits attributable to such canceled Award or portion thereof. The Committee may cancel an Award if, in its sole discretion, the Committee determines in good faith that the Participant has done any of the following: (i) been convicted of, or plead guilty or nolo contendere to, a charge of commission of a felony under federal law or the law of the state in which such action occurred; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for Cause; (vi) engaged in any activity in competition with the business of the Company or any Subsidiary or Affiliate of the Company; or (vii) engaged in conduct that adversely affected the Company.

The Executive Vice President — Chief Human Resources Officer, or such other officer designated from time to time by the Committee (the "Delegate"), shall have the power and authority to suspend all or any portion of any Award if the Delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an Award shall remain in effect until the suspension shall be presented to and acted on by the Committee at its next meeting. This Section 2(d) shall have no application following a Change in Control.

              (e)          Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall be subject to the Participant's acceptance of the applicable Award Agreement within the time period specified in the Award Agreement, unless otherwise provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12(d) hereof.

              (f)           Minimum Vesting Period. Except for Awards granted with respect to a maximum of 5% of the Shares authorized in the first sentence of Section 3(a), Award Agreements shall not provide for a designated vesting period of less than one (1) year.

              (g)          Section 16(b). The provisions of this Plan are intended to ensure that no transaction under this Plan is subject to (and all such transactions will be exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act ("Section 16(b)"). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

SECTION 3.    Common Stock Subject to Plan

              (a)          Authorized Shares. The maximum number of Shares that may be issued pursuant to Awards granted under this Plan shall be 5,750,000 Shares. Shares subject to an Award under this Plan may be authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise, at the sole discretion of the Committee.

              (b)          Prior Plan. On and after the Effective Date, no new awards may be granted under the Prior Plan, it being understood that (i) awards outstanding under the Prior Plan as of the Effective Date shall remain in full force and effect under the Prior Plan according to their respective terms, and (ii) to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, the Shares subject to such award not delivered as a result thereof, including any Shares that are unearned under performance awards taking into account the maximum possible payout, shall again be available for Awards under this Plan.

              (c)          Individual Limits. No Participant may be granted (i) Stock Appreciation Rights and Stock Options covering in excess of 1,000,000 Shares during any calendar year, (ii) Full-Value Awards covering in excess of 500,000 Shares during any calendar year or (iii) Cash Awards in excess of $10,000,000 during any calendar year.

              (d)          Rules for Calculating Shares Issued. To the extent that any Award is forfeited, terminates, expires or lapses instead of being exercised, or any Award is settled for cash, the Shares subject to such Awards shall not be counted as Shares issued under this Plan. If tax withholding obligations relating to any Full-Value Award are satisfied by delivering Shares (either actually or through a signed document affirming the Participant's ownership and delivery of such Shares) or the Company withholding Shares relating to such Award, the net number of Shares subject to the Award after payment of the tax withholding obligations shall be deemed to have been granted for purposes of the first sentence of Section 3(a). If the exercise price and/or tax withholding obligations relating to any Stock Option or Stock Appreciation Right are satisfied by delivering Shares (either actually or through a signed document affirming the Participant's ownership and delivery of such Shares) or the Company withholding Shares relating to such Stock Option or Stock Appreciation Right, the gross number of Shares subject to the Stock Option or Stock Appreciation Right shall nonetheless be deemed to have been issued under this Plan.

              (e)    Adjustment Provisions.

                (i)           In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company's direct or indirect ownership of a Subsidiary or Affiliate (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a "Corporate Transaction"), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan, (B) the maximum limitations on Awards in respect of Shares set forth in Section 3(c) applicable to the grants to individuals, (C) the number and kind of Shares or other securities subject to outstanding Awards, (D) financial goals or results underlying or relevant to a Performance Goal and (E) the exercise price of outstanding Awards.

                (ii)          In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination or recapitalization or similar event affecting the capital structure of the Company, or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company's shareholders, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan, (B) the maximum limitation limitations on Awards in respect of Shares set forth in Section 3(c) applicable to the grants to individuals, (C) the number and kind of Shares or other securities subject to outstanding Awards, (D) financial goals or results underlying or relevant to a Performance Goal, and (E) the exercise price of outstanding Awards.

                (iii)         In the case of Corporate Transactions, such adjustments may include:(A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of a Stock Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Stock Option or Stock Appreciation Right shall conclusively be deemed valid); (B) the substitution of other property (including cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

                (iv)         Any adjustments made pursuant to this Section 3(e) to Awards that are considered "nonqualified deferred compensation" subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code, and any adjustments made pursuant to Section 3(e) to Awards that are not considered "nonqualified deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustments, either (A) the Awards continue not to be subject to Section 409A of the Code or (B) there does not result in the imposition of any penalty taxes under Section 409A of the Code in respect of such Awards.

                (v)          Any adjustment under this Section 3(e) need not be the same for all Participants.

SECTION 4.    Eligibility

              Awards may be granted under this Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 5.    Stock Options and Stock Appreciation Rights

              (a)          Stock Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. The Award Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

              (b)          Stock Appreciation Rights. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, or Shares with a Fair Market Value, equal to the product of (i) the excess of the Fair Market Value of a Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

              (c)          Exercise Price; Prohibition on Repricing. The exercise price per Share subject to a Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a Share on the applicable Grant Date. In no event may any Stock Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(e), to decrease the exercise price thereof, be cancelled in exchange for other Awards or in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, under the Applicable Exchange listing standards or for accounting purposes, as a "repricing" of such Stock Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company's shareholders. Further, except as provided in Section 3(e) hereof, the Committee may not, without prior approval of the Company's shareholders, seek to effect any repricing of any previously granted "underwater" Stock Option or Stock Appreciation Right by repurchasing the underwater Stock Option or Stock Appreciation Right with cash. A Stock Option or Stock Appreciation Right shall be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Stock Option or Stock Appreciation Right is less than the exercise price of the Stock Option or Stock Appreciation Right.

               (d)          Term. The Term of each Stock Option and each Stock Appreciation Right shall be fixed by the Committee, but no Stock Option or Stock Appreciation Right shall be exercisable more than ten (10) years after its Grant Date.

               (e)          Exercisability. Except as otherwise provided herein, Stock Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

               (f)           Method of Exercise. Subject to the provisions of this Section 5, Stock Options and Stock Appreciation Rights may be exercised, in whole or in part, at any time during the Term thereof, in accordance with the methods and procedures established by the Committee in the Award Agreement or otherwise.

               (g)          Delivery; Rights of Shareholders. A Participant shall not be entitled to delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right until the exercise price therefor has been fully paid and applicable taxes have been withheld. Except as otherwise provided in Section 5(k), a Participant shall have all of the rights of a shareholder of the Company holding the number of Shares deliverable pursuant to such Stock Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares), when the Participant (i) has given proper notice of exercise, (ii) if requested, has given the representation described in Section 13(a) and (iii) in the case of a Stock Option, has paid in full for such Shares.

               (h)          Nontransferability of Stock Options and Stock Appreciation Rights. No Stock Option or Stock Appreciation Right shall be transferable by a Participant other than, for no value or consideration, (i) by will or by the laws of descent and distribution, or (ii) upon the Participant's death, to a designated beneficiary pursuant to Section 13(f) hereof. A Stock Appreciation Right shall be transferable only with the related Stock Option as permitted by the preceding sentence. Any Stock Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Stock Option is transferred pursuant to this Section 5(h), it being understood that the term "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that the term "Termination of Service" shall continue to refer to the Termination of Service of the original Participant.

               (i)           Termination of Service. The effect of a Participant's Termination of Service on any Stock Option or Stock Appreciation Right then held by the Participant shall be set forth in the applicable Award Agreement or any other document approved by the Committee and applicable to such Stock Option or Stock Appreciation Right. In no event shall a Stock Option or Stock Appreciation Right be exercisable after the expiration of its Term.

               (j)           Additional Rules for Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, no Stock Option that is intended to qualify as an Incentive Stock Option may be granted to any Eligible Individual who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time such Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a Share and such Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. In addition, the aggregate Fair Market Value of the Common Stock (determined at the time a Stock Option for the Common Stock is granted) for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent a Stock Option that by its terms was intended to be an Incentive Stock Option exceeds this

$100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a Nonqualified Stock Option.

               (k)          Dividends and Dividend Equivalents. Dividends (whether paid in cash or Shares) and dividend equivalents may not be paid or accrued on Stock Options or Stock Appreciation Rights; provided that Stock Options and Stock Appreciation Rights may be adjusted under certain circumstances in accordance with the terms of Section 3(e).

SECTION 6.    Restricted Stock

              (a)          Administration. Shares of Restricted Stock are actual Shares issued to a Participant and may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which grants of Restricted Stock will be awarded, the number of Shares to be awarded to any Eligible Individual, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6(c).

              (b)          Book Entry Registration or Certificated Shares. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. If any certificate is issued in respect of Shares of Restricted Stock, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Comerica Incorporated 2018 Long-Term Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Comerica Incorporated, 1717 Main Street, Dallas, Texas 75201.

The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

              (c)          Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions and such other terms and conditions as are set forth in the applicable Award Agreement (including the vesting or forfeiture provisions applicable upon a Termination of Service):

                (i)           The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the applicable Participant, or (B) the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of Awards of Restricted Stock (including any applicable Performance Goals) need not be the same with respect to each recipient.

                (ii)          Subject to the provisions of this Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Awards of Restricted Stock for which such vesting restrictions apply, and until the expiration of such period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

              (d)          Rights of a Shareholder. Except as provided in this Section 6 and the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends; provided, however, that (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock shall be held subject to the vesting of the underlying Restricted Stock and (B) subject to Section 13(e), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid and shall be held subject to the vesting of the underlying Restricted Stock.

              (e)    Termination of Service.    The effect of a Participant's Termination of Service on any Share of Restricted Stock then held by the Participant shall be set forth in the applicable Award Agreement or any other document approved by the Committee and applicable to such Share of Restricted Stock.

SECTION 7.    Restricted Stock Units

              (a)          Nature of Awards. Restricted stock units and deferred share rights (together, "Restricted Stock Units") are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in a specified number of Shares or an amount of cash equal to the Fair Market Value of a specified number of Shares.

              (b)          Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions and such other terms and conditions as are set forth in the applicable Award Agreement (including the vesting or forfeiture provisions applicable upon a Termination of Service):

                (i)           The Committee shall, prior to or at the time of grant, condition (A) the vesting of Restricted Stock Units upon the continued service of the applicable Participant or (B) the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including any applicable Performance Goals) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, at a later time specified by the Committee in the applicable Award Agreement, or, if the Committee so permits, in accordance with an election of the Participant.

                (ii)          Subject to the provisions of this Plan and the applicable Award Agreement, prior to the delivery of Shares in settlement of Restricted Stock Units, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

                (iii)         The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 13(e) below).

              (c)          Rights of a Shareholder. A Participant to whom Restricted Stock Units are awarded shall have no rights as a shareholder with respect to the Shares represented by the Restricted Stock Units unless and until Shares are actually delivered to the participant in settlement thereof. The Award Agreement shall set forth any rights applicable to an Award of Restricted Stock Units to adjustment to reflect the deemed reinvestment in additional Restricted Stock Units of the dividends that would be paid and distributions that would be made with respect to the Award of Restricted Stock Units as if it consisted of actual Shares, subject to Section 13(e).

              (d)          Termination of Service. The effect of a Participant's Termination of Service on any Restricted Stock Unit then held by the Participant shall be set forth in the applicable Award Agreement or any other document approved by the Committee and applicable to such Restricted Stock Unit.

SECTION 8.    Cash Award

              The Committee may grant awards to Eligible Individuals that are denominated and payable in cash in such amounts and subject to such terms and conditions consistent with the terms of this Plan as the Committee shall determine. With respect to a Cash Award subject to Performance Goals, the Performance Goals to be achieved during any performance period and the length of the performance period shall be determined by the Committee upon the grant of such Cash Award. The conditions for grant or vesting and the other provisions of a Cash Award (including any applicable Performance Goals) need not be the same with respect to each recipient.

SECTION 9.    Other Stock-Based Awards

              The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions consistent with the terms of this Plan as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, or other awards denominated in, or with a value determined by reference to, a number of Shares that is specified at the time of the grant of such Award, and (d) be designed to comply with applicable laws of jurisdictions other than the United States.

SECTION 10.    Change-in-Control Provisions

              (a)          General. The provisions of this Section 10 shall, subject to Section 3(e), apply notwithstanding any other provision of this Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

              (b)          Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement: (i) all then-outstanding Stock Options and Stock Appreciation Rights shall become fully vested and exercisable, and all Full-Value Awards (other than performance-based Awards) and all Cash Awards (other than performance-based Cash Awards) shall vest in full, be free of restrictions and be deemed to be earned and payable in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 10(c) (any award meeting the requirements of Section 10(c), a "Replacement Award") is provided to the Participant pursuant to Section 3(e) to replace such Award (any award intended to be replaced by a Replacement Award, a "Replaced Award"), and (ii) any performance-based Full Value Award or Cash Award that is not replaced by a Replacement Award shall be deemed to be earned and payable in an amount equal to the full value of such performance-based Award (with all applicable Performance Goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period)).

              (c)          Replacement Awards. An Award shall meet the conditions of this Section 10(c) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (except that for any Replaced Award that is performance-based, the Replacement Award shall be subject solely to time-based vesting for the remainder of the applicable performance period (or such shorter period as determined by the Committee) and the applicable Performance Goals shall be deemed to be achieved at the greater of (x) the applicable target level and (y) the level of achievement as determined by the Committee, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period)); (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion consistent with Section 3(e); (iii) the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to time-based vesting (including with respect to a Termination of Service) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 10(c) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

              (d)          Termination of Service. Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon a Termination of Service of a Participant by the Company other than for Cause or by the Participant for Good Reason within twenty-four (24) months following a Change in Control (or such longer period as specified in the applicable Award Agreement), (i) all Replacement Awards held by such Participant shall vest in full and be free of restrictions and (ii) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, any Stock Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Service may thereafter be exercised until the expiration of the stated full Term of such Nonqualified Stock Option or Stock Appreciation Right.

              (e)          Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:

                (i)           An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (4) any acquisition by any entity pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection (iii) of this Section 10(e); or

                (ii)          A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that, for purposes of this Section 10(e), any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or

                (iii)         The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                (iv)         The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding any other provision of this Plan, any Award Agreement or any Individual Agreement, for any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations promulgated thereunder (a "Section 409A CIC"); provided, however, that whether or not a Change in Control is a Section 409A CIC, such Change in Control shall result in the accelerated vesting of such Award to the extent provided by the Award Agreement, this Plan, any Individual Agreement or otherwise by the Committee.

SECTION 11.    Section 409A

              This Plan and the Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered and interpreted in all respects in accordance with Section 409A of the Code. Each payment under any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute "nonqualified deferred compensation" subject to Section 409A of the Code that would otherwise be payable by reason of a Participant's Separation from Service during the six (6)-month period immediately following such Separation from Service shall instead be paid or provided on the first business day following the date that is six (6) months following the Participant's Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the designated beneficiary of the Participant pursuant to Section 13(f) hereof within thirty (30) days following the date of the Participant's death.

SECTION 12.    Term, Amendment and Termination

              (a)    Effectiveness.    This Plan was approved by the Committee and adopted by the Board on February 27, 2018, subject to and contingent upon approval by the Company's shareholders. This Plan will be effective as of the date of such approval by the Company's shareholders (the "Effective Date").

              (b)    Termination.    This Plan will terminate on the tenth (10th) anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of this Plan.

              (c)    Amendment of Plan.    The Board or the Committee may amend, alter or discontinue this Plan, but no amendment, alteration or discontinuation shall be made that would materially impair the rights of the Participant with respect to a previously granted Award without such Participant's consent, except such an amendment made to comply with applicable law, including Section 409A of the Code, Applicable Exchange listing standards or accounting rules. In addition, no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.

              (d)    Amendment of Awards.    Subject to Section 5(c), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant's consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause this Plan or Award to comply with applicable law, Applicable Exchange listing standards or accounting rules.

SECTION 13.    General Provisions

              (a)    Conditions for Issuance.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any Shares (whether in certificated or book-entry form) under this Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval or permit from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable.

              (b)    Additional Compensation Arrangements.    Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

              (c)    No Contract of Employment.    This Plan shall not constitute a contract of employment, and adoption of this Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

              (d)    Required Taxes.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under this Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

              (e)    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then-outstanding Awards). If sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 13(e). Any dividends or dividend equivalents credited with respect to any Award will be subject to the same time and/or performance-based vesting conditions applicable to such Award and shall, if vested, be delivered or paid at the same time as such Award.

              (f)    Designation of Death Beneficiary.    The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant's death are to be paid or by whom any rights of such Participant after such Participant's death may be exercised.

              (g)    Governing Law and Interpretation.    This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect. Whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "but not limited to" and the word "or" shall be understood to mean "and/or" where the context so requires.

              (h)    Nontransferability.    Except as otherwise provided in Section 5(h), or as determined by the Committee, Awards under this Plan are not transferable except by will or by laws of descent and distribution, in each case, for no value or consideration.

              (i)    Clawback Policy.    Awards granted pursuant to this Plan shall be subject to the terms of the recoupment (clawback) policy adopted by the Company as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to the Company or its subsidiaries; provided, however, unless prohibited by applicable law, the Company's recoupment (clawback) policy shall have no application to the Award (or the Shares, or payments received in respect of an Award) following a Change in Control.

              (j)    Whistleblowing.    Nothing contained in this Plan prohibits a Participant from (a) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any government agency or entity, (b) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations or (c) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange Commission.

              (k)    Indemnification.    No member of the Board or the Committee or any designated officer, Delegate or employee (each, an "Indemnified Person") shall have any liability to any person (including, without limitation, any Participant) for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any Award granted hereunder. The Company shall indemnify an Indemnified Person for all costs and expenses and, to the fullest extent permitted by applicable law and the Company's governing documents, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with the administration of this Plan and the Awards granted hereunder.

              (l)    Unfunded Status of Plan.    It is intended that this Plan constitute an "unfunded" plan. Neither the Company nor the Committee shall have any obligation to segregate assets or establish a trust or other arrangements to meet the obligations created under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligation created by the Plan and the Award Agreement. No such obligation shall be deemed to be secured by any pledge or encumbrance on the property of the Company.

ANNEX A

RECONCILIATION OF NON-GAAP AND GAAP FINANCIAL MEASURES

(in millions, except per share data)	2017	2016	2015	2014
Earnings per Share Excluding Non-Performance Items:
Net income available to common shareholders	$738	$473	$515	$586
Plus:
Merger and restructuring charges, net of tax	29	59	—	—
Deferred tax adjustment	107	—	—	—

Net income available to common shareholders excluding non-performance items	$874	$532	$515	$586

Diluted average common shares	178	177	181	185
Diluted earnings per common share	$4.14	$2.68	$2.84	$3.16
Earnings per share excluding non-performance items	4.90	3.01	2.84	3.16

(in millions, except per share data)	2017	2016	2015
Return on Average Assets Excluding Non-Performance Items:
Net income	$743	$477	$521
Plus:
Merger and restructuring charges, net of tax	29	59	—
Deferred tax adjustment	107	—	—

Net income excluding non-performance items	$879	$536	$521

Average assets	71,452	71,743	70,247
Return on average assets	1.04%	0.67%	0.74%
Return on average assets excluding non-performance items	1.23%	0.75%	0.74%

(in millions, except per share data)	3 Year Avg.	2017	2016	2015
Return on Common Equity Excluding Non-Performance Items:
Net income		$743	$477	$521
Plus:
Merger and restructuring charges, net of tax		29	59	—

Net income excluding non-performance items		$772	$536	$521

Average common equity		7,952	7,674	7,534
Return on common equity	7.49%	9.34%	6.22%	6.91%
Return on common equity excluding non-performance items	7.87%	9.70%	6.99%	6.91%

The after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, deferred tax adjustment and restructuring charges incurred during the year, if applicable, were added back to reported net income available to common shareholders and net income to determine EPS growth excluding non-performance items and ROA excluding non-performance items, respectively. The after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges and restructuring charges incurred during the year, if applicable, were added back to reported net income to determine ROCE excluding non-performance items. Comerica believes these measurements, which are used for its incentive plans, are meaningful measures because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A-1

Location of Comerica Incorporated
2018 Annual Meeting of Shareholders

Comerica Bank Tower
1717 Main Street, 4th Floor
Dallas, Texas 75201

Comerica Bank Tower is located on the corner of Main Street and North Ervay Street in downtown Dallas.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Address Change? Mark box, sign, and indicate changes below: CONTROL NUMBER TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. A. ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees. 1. Nominees FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. Ralph W. Babb, Jr. 07. Barbara R. Smith 02. Michael E. Collins 08. Robert S. Taubman 03. Roger A. Cregg 09. Reginald M. Turner, Jr. 04. T. Kevin DeNicola 10. Nina G. Vaca Please fold here – Do not separate 05. Jacqueline P. Kane 11. Michael G. Van de Ven 06. Richard G. Lindner B. DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2, 3 and 4. 2. Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm For Against Abstain 3. Approval of a Non-Binding, Advisory Proposal Approving Executive Compensation For Against Abstain 4. Approval of the Comerica Incorporated 2018 Long-Term Incentive Plan For Against Abstain IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR ITEMS 2, 3 AND 4. Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

COMERICA INCORPORATED 2018 ANNUAL MEETING OF SHAREHOLDERS Tuesday, April 24, 2018 9:30 a.m., Central Time Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 24, 2018. The proxy statement, annual report to security holders and additional soliciting materials are available at www.proxydocs.com/cma. proxy This Proxy is Solicited on Behalf of the Board of Directors. The undersigned appoints John D. Buchanan and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on February 23, 2018, at the Annual Meeting of Shareholders to be held on April 24, 2018, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting. This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans. COMERICA INCORPORATED 2018 ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2018 9:30 a.m., Central Time Vote by Internet, Telephone or Mail Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. INTERNET www.proxydocs.com/cma Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 23, 2018. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 22, 2018. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot. TELEPHONE 1-866-883-3382 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 23, 2018. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 22, 2018. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.